UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454

Pacific Capital Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH	43219
(Address of principal executive offices)	(Zip code)

BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/06

Item 1.	Reports to Stockholders.

PACIFIC CAPITAL
FUNDS

Annual Report

As of July 31, 2006

Table of Contents

Letter to Shareholders	Page 1

Fund Performance Review	Page 3

Statements of Assets and Liabilities	Page 29

Statements of Operations	Page 32

Statements of Changes in Net Assets	Page 35

Schedules of Portfolio Investments	Page 43

Notes to Financial Statements	Page 75

Financial Highlights	Page 86

Report of Independent Registered Public Accounting Firm	Page 98

Additional Tax Information	Page 99

Trustees and Executive Officers of the Pacific Capital Funds	Page 100

Expense Examples	Page 103

Proxy Voting and Portfolio Holdings Information	Page 107

Letter to Shareholders

Dear Shareholders:

Thank you for investing with Pacific Capital Funds. We value the trust you place in us, and we seek to provide world-class investment management to help you meet your financial goals.

Pacific Capital Funds draws on the expertise of the Asset Management Group of Bank of Hawaii (AMG). AMG represents the largest, most experienced staff of investment professionals in Hawaii, and manages almost $4.7 billion in mutual fund assets. In addition, certain AMG employees also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients. In specialized securities markets, AMG has partnered with a select list of sub-advisors to provide Pacific Capital Funds’ shareholders with greater investment opportunities, broader diversification and access to an elite group of institutional money managers:

•	Bankoh Investment Partners, LLC, a joint venture between Bank of Hawaii and Chicago Equity Partners (CEP), serves as sub-adviser to the Pacific Capital Mid-Cap Fund. CEP specializes in core domestic equity markets.

•	First State Investments International Limited (FSI), which specializes in single-country, regional and sector-specific investments, serves as sub-adviser to the Pacific Capital New Asia Growth Fund.

•	Hansberger Global Investors Inc. (HGI), founded in 1994 by former Templeton Worldwide President and CEO Thomas L. Hansberger, serves as sub-adviser to the Pacific Capital International Stock Fund.

•	Nicholas-Applegate Capital Management (NACM), which specializes in both traditional qualitatively-oriented investment portfolios and quantitatively driven strategies for U.S., non-U.S. and global investments, serves as a sub-adviser to the Pacific Capital Small Cap Fund.

•	Wellington Management Company, LLC (Wellington Management), one of the oldest and largest independent investment management firms in the United States, also serves as a sub-adviser to the Pacific Capital Small Cap Fund.

Annual Review

The U.S. economy posted solid, healthy growth during the 12-month period between August 1, 2005 and July 31, 2006. Growth varied significantly from quarter to quarter as the economy digested a number of negative impacts including the effects of severe Gulf Coast hurricanes, historically high energy prices and rising interest rates. Gross Domestic Product1 (GDP) grew at an annualized rate of 1.8% during the fourth calendar quarter of 2005, expanded at a rate of 5.6% during the first calendar quarter of 2006, and posted 2.5% annualized growth during the following three months.

GDP growth reflected impressive resilience in the U.S. economy. Energy prices climbed during much of the period, creating a drag on consumer spending as Americans paid higher prices for gasoline and utilities. During recent years, consumers were able to offset higher energy prices by tapping home equity, but rising interest rates and a cooling real estate market have slowed that trend. Meanwhile, a healthy employment environment helped prevent large declines in consumer spending, and solid corporate spending buoyed the economy.

At the same time, economic growth and higher energy prices contributed to greater inflationary pressure. In response, the Federal Reserve Board (the “Fed”) raised short-term interest rates eight times during the 12 months under review, bringing the federal funds rate from 3.25% at the beginning of the period to 5.25% as of July 31, 2006. The Fed received a new chairman during this fiscal year, as Alan Greenspan stepped down and Ben Bernanke assumed leadership of the central bank.

Stocks gain, then fall back

The Standard & Poor’s 500 Index2 gained 5.38% during the 12-month period. Stocks posted strong gains between August and early May as powerful corporate profits, healthy economic growth, moderate inflation and a potential end to interest rate increases encouraged investors to bid up share prices. Investors favored relatively volatile types of equities during the first nine months of the period: Small- and mid-cap shares led the rally in domestic markets, while powerful gains in emerging markets helped foreign stocks outperform U.S. equities. Those developments continued long-standing trends of superior performance by smaller stocks and foreign equities.

The global stock market experienced a correction that began in early May, as investors worried that signs of rising inflation might lead central bankers to raise interest rates sharply enough to choke off economic growth. Riskier stocks that led the market’s rally during the first nine months of the 12-month period subsequently led a sizable downturn, while larger U.S. equities held up relatively well.

As a result, large stocks modestly outperformed small stocks for the period as a whole. Meanwhile, value-oriented stocks continued a multi-year run of market leadership: The Russell 1000® Value Index3 gained 11.59% during the 12 months through July, while the Russell 1000® Growth Index4 declined 0.76% during the same period. That disparity largely reflected the influence of energy stocks, which led the market by a wide margin and hold greater representation in value indices than in growth indices. Strong returns among Telecommunications and Financials stocks also boosted value relative to growth. Meanwhile Technology and Health Care, which typically represent the two largest sector weightings in growth indices, performed poorly.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232, or visit the Funds’ website at pacificcapitalfunds.com.

[1]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

[2]	Standard & Poor’s 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Letter to Shareholders (cont.)

Bond yields rise

Interest rate increases by the Fed and the prospect of higher inflation pushed up yields throughout the bond markets during the fiscal year. Yields increased roughly 1.50 percentage points on the six-month Treasury bill, 0.93 points on the two-year Treasury note, and 0.70 points on the 10-year Treasury bond. As bond prices move in the opposite direction of yields, prices on short-term bonds declined the furthest.

That environment led to an inverted yield curve, an unusual phenomenon in which short-term bonds offer more yield than long-term bonds. Short-term bonds’ higher yields helped generate greater total returns than longer-term bonds during the 12-month period, despite a larger decline in prices. Corporate and municipal bonds generally performed in line with Treasury issues, while the spread between yields on mortgage-backed securities and Treasuries increased during the period.

During the period, we made several structural changes to the Pacific Capital Funds’ three taxable bond offerings in order to potentially enhance investors’ risk/reward return, and renamed the funds to reflect their new structures. Specifically, we added allocations to mortgage-backed securities to the Diversified Fixed Income Fund and the Short-Intermediate U.S. Government Securities Fund, and changed the funds’ names to the High Grade Core Fixed Income Fund and the High Grade Short-Intermediate Fixed Income Fund, respectively. In addition, we slightly extended the duration of the Ultra Short Government Fund, now named the U.S. Government Short Fixed Income Fund. We also assigned the three funds new benchmark indices that reflect their new portfolio structures.

A time of transition

We anticipate that economic growth could slow during the coming months, although we do not see a strong chance for a recession. We believe that the stock market may be volatile, as investors recalibrate their expectations for economic and earnings growth. If the economy does slow, the environment may be more challenging for smaller, riskier types of stocks. Conversely, large capitalization stocks, which trailed smaller capitalization stocks during most of this decade, may be poised for superior performance. Bonds also appear likely to be volatile, as investors attempt to gauge the prospect for inflation and future Federal Reserve action.

That said, the economy and stock market’s resilience during the recently ended 12-month period highlights the difficulty of predicting the future of financial markets. This difficulty underscores the importance of maintaining well-diversified portfolios that provide exposure to various types of stocks and bonds, as well as cash. We believe such diversification may help to capitalize on opportunities throughout the financial markets, without causing undue risk that will jeopardize your financial goals.

Thank you for your confidence in Pacific Capital Funds. If you have any questions or would like a Fund prospectus, we encourage you to contact your registered investment professional, call Pacific Capital Funds at (800) 258-9232 or visit our website at www. pacificcapitalfunds.com.

Sincerely,

Tobias M. Martyn
Senior Executive Vice President & Chief Investment Officer
Asset Management Group of Bank of Hawaii

[3]	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	Russell 1000® Growth Index is an unmanaged index that measures the performance of 1000 securities found in the Russell universe with higher price to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The foregoing information and opinions are for general information only. The Asset Management Group of Bank of Hawaii does not guarantee the accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering of individual or personalized investment advice.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Pacific Capital Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (800) 258-9232.

Pacific Capital New Asia Growth Fund

Investment Style

Regional, multi-cap, growth

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies located in Asia’s developing regions, excluding Japan. Investments are not limited to any size or sector.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Follow active bottom-up investment approach

•	Invest for absolute versus relative return

•	Look outside benchmark representation for fresh opportunities

•	Identify sensibly priced, high-quality companies that exhibit long-term growth potential

Investment Management

Advised by the Asset Management Group of Bank of Hawaii

Sub-Advised by First State Investments International Limited

•	Founded in 1988, with offices in Sydney, London, Edinburgh, Hong Kong, Singapore and Indonesia

•	Specializes in single country, regional and sector specific investments

•	Oversees almost $92 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 15.00% (Class A Shares without sales charge), compared to its benchmark, the MSCI® AC Far East Free Index1 (excluding Japan), which returned 16.47%.

What were the major factors in the market that influenced the Fund’s performance?

The Asia Pacific region was extremely volatile during the three months ended July 31, 2006 with the MSCI® AC Far East Free (excluding Japan) Index down 7.11% in U.S. dollar terms. Markets fell on fears of further monetary tightening in the U.S., China and Japan, a deteriorating outlook for global economic growth, inflationary fears as well as an abatement of risk appetite. The worst performing major market was Taiwan. The decline was driven by concerns in the Banking and Technology sectors, as well as political concerns. For the three months ended July 31, 2006, the Philippines, followed by China, were the strongest markets. China was positive, with robust economic growth leading to rises in domestically focused companies and stronger commodities and energy markets pushing Chinese resource stocks higher.

At the sector level, Energy again outperformed. Oil prices remained strong for the three months ended July 31, 2006, with ongoing concerns about geopolitical risk stemming from Iran’s nuclear program and robust demand coming from global economic strength. Health Care was the worst performing sector on fears of increasing competition in the U.S. generics market. The cyclical Information Technology and Consumer Discretionary sectors were also weak, in part due to growing concern about the strength of global demand, particularly in the U.S. where consumers remain highly leveraged in a less accommodative interest rate environment.

Fund performance was helped by stock selection in Singapore and in the Industrials sector, namely Keppel Corp. and Fraser & Neave. Other notable contributors include IOI Corp., China Resources Enterprise and Korea’s Shinhan Financial.†

Relative performance was hurt by Taiwan holdings Asia Optical, an optical and camera lens manufacturer which suffered after it announced a significant downward revision of its earnings at the start of 2006, and E. Sun Financial Holding which underperformed along with the broader Taiwanese banking sector on concerns over consumer credit defaults. In Hong Kong, our overweight position in power tool company Techtronic Industries and holding chip manufacturer Solomon Systech hurt fund returns. Elsewhere, South Korea’s LG Corp. detracted from Fund returns as the company reduced its profit forecast for the second quarter due to expectations of price declines for fl at screen panels after seasonal demand from the FIFA World Cup.†

What major changes have occurred in the portfolio during the period covered by the report?

No major changes occurred in the Fund for this period. We remained overweight in domestic consumption stocks and underweight most cyclical sectors including Materials and Information Technology.†

What is your outlook for the Fund?

We remain optimistic about the long-term outlook for the Asia Pacific region in absolute and, even more so, in relative terms. A cocktail of favorable demographics, a generally stable political background, sound fiscal/monetary policies, competitive cost structures and

Past performance does not guarantee future results.

[1]	The Morgan Stanley Capital International (MSCI®) All Country (AC) Far East Free Index (excluding Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

rapidly expanding domestic consumption is a powerful one. More specifically the developed world continues to outsource its manufacturing to Asia, most notably to China; outsourcing in service industries has also become more commonplace, with India being the main beneficiary.

We believe that our emphasis on quality, in terms of management, franchise and financials, will stand us in good stead if markets prove to be less robust than has recently been the case. Over the last couple of months markets have taken a long overdue breather. Although a generally indiscriminate retreat, valuations in certain areas are consequently proving more tempting than before—especially if underlying fundamentals do not deteriorate. While we are gently nibbling at derated stocks in some areas, we are not entirely convinced that a rebound will be sustained.

Past performance does not guarantee future results.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital New Asia Growth Fund (cont.)

Country Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	8.96%	20.66%	12.78%	5.78%
Class B Shares**	10.05%	21.26%	13.14%	4.61%
Class C Shares**	13.08%	21.97%	13.28%	5.75%
Class Y Shares	15.26%	23.15%	14.31%	6.61%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. First State Investments International Limited is sub-advisor to the Fund and is paid a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the MSCI® AC Far East Free ex Japan Index, which is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital International Stock Fund

Investment Style

International, multi-cap, blend

Investment Objective

Long-term capital appreciation by investing in a broadly diversified portfolio of companies domiciled outside the United States. Investments are not limited to any particular type or size of company or to any region of the world, including emerging markets countries.

Investment Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Style neutral growth and value discipline

•	50% managed by growth team—50% managed by value team

•	Disciplined bottom-up stock selection

Investment Management

Advised by the Asset Management Group of Bank of Hawaii

Sub-Advised by Hansberger Global Investors, Inc.

•	Founded in 1994 by Thomas L. Hansberger, former President and CEO of Templeton Worldwide

•	Headquartered in Ft. Lauderdale, Florida, with satellite offices in Hong Kong, Moscow, Toronto and Mumbai

•	23 investment professionals, 18 nationalities

•	$8.3 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund underperformed its benchmark, the MSCI® ACWI ex US Index1. The Fund (Class A shares without sales charge) was up 21.65%, while the MSCI® ACWI ex US Index was up 25.10%.

What were the major factors in the market that influenced the Fund’s performance?

The largest factors influencing the Fund’s performance relative to the benchmark were:

The Fund’s average 2.3% cash level had a negative impact on performance during this strong up-market.†

The Fund’s United Kingdom holdings underperformed the MSCI® United Kingdom Index, 16.0% to 22.1%.†

Holding a different mix of currencies than the benchmark had a small negative net effect. The largest impact came from the Fund’s 3.2% underweighting to the Canadian dollar. An average 1.2% overweighting to the Brazilian real helped the portfolio.†

What major changes have occurred in the portfolio during the period covered by the report?

On an absolute basis, the largest changes in the regional weights were a 2.6% increase in Japan and a 2.7% decrease in Europe ex UK. From a sector perspective, the Fund’s largest absolute weighting changes were a 3.8% decrease in Industrials and a 3.1% increase in Materials.†

Relative to the benchmark, the Fund’s United Kingdom weight increased 2.2% while the Emerging Markets weight decreased 2.3%. From a sector perspective, the Industrials relative weighting decreased by 4.2% while the Consumer Discretionary relative weighting increased by 2.3%.†

What is your outlook for the Fund?

We anticipate that global equity markets will continue to be volatile during the second half of this year as investors monitor the progression of high energy and commodity prices, inflation and interest rates around the world. However, we remain optimistic about investing in international equities where we believe there are some economic bright spots. Gross Domestic Product2 (GDP) forecasts have recently been upgraded for Canada and Switzerland, Japan’s economy may benefit from expanding export and domestic demand and many emerging markets are estimated to post stable GDP growth. Global growth has continued to be positive and corporate balance sheets have remained relatively strong. Inflation and interest rates have remained at relatively low levels, albeit higher than in previous quarters.

We believe that the initial indications of a slowing U.S. consumer and U.S. housing market may cause negative, wide reaching implications for both companies exposed directly to these sector fundamentals, and regions and countries that rely on this growth as a destination for their exports. In general, we believe that international markets may continue to trade at attractive valuation levels versus that of the U.S. We believe that volatility in the marketplace coincides with investors’ flight-to-quality, and the Fund could benefit from its bias towards large capitalization stocks.

Past performance does not guarantee future results.

[1]	The Morgan Stanley Capital International (MSCI®) All Country World (ACWI) ex US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets outside the U.S. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital International Stock Fund (cont.)

Country Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	Since Inception (12/2/98)
Class A Shares*	15.21%	17.00%	4.90%	3.87%
Class B Shares**	16.63%	17.52%	5.21%	3.89%
Class C Shares**	19.78%	18.24%	5.38%	3.89%
Class Y Shares	21.90%	19.43%	6.45%	4.92%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Hansberger Global Investors, Inc. is sub-advisor to the Fund and is paid a fee for its services. The Pacific Capital International Stock Fund’s inception date was December 2, 1998. Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

Class B and Class C shares were not in existence prior to December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the MSCI® ACWI ex US Index, an unmanaged index which is designed to measure equity market performance in the global developed and emerging markets outside the U.S. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Small Cap Fund

Investment Style

Domestic, small-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of small-capitalization companies.

Investment Considerations

Small-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

Nicholas-Applegate Capital Management

•	Small cap value strategy: Applies a classic bottom-up investment process to identify undervalued companies with underlying financial strength that are undergoing positive change

•	Systematic small cap strategy: Emphasizes a quantitative stock-selection approach to identify companies with sustainable growth characteristics and timely market recognition

Wellington Management Company

•	Small cap growth intersection strategy: Combines fundamental research with quantitative valuation techniques in a disciplined framework to assess investment attractiveness

Investment Management

Advised by the Asset Management Group of Bank of Hawaii

Sub-Advised by Nicholas-Applegate Capital Management

•	Founded in 1984, NACM employs 50 investment professionals

•	Specializes in both traditional qualitatively-oriented investment portfolios and quantitavily driven strategies for U.S., non-U.S. and global investments

•	$13.6 billion in assets under management

Sub-Advised by Wellington Management Company LLC

•	Founded in 1979 and based in Boston

•	The firm has U.S. offices in Atlanta, Radnor (Pennsylvania), Chicago and San Francisco, with affiliate offices in London, Singapore, Sydney, Tokyo and Hong Kong

•	$529 billion in assets under management

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 4.97% (Class A Shares without sales charge), compared to the Fund’s benchmarks, the Russell 2000® Index1 and the Russell 2000® Value Index2, which returned 4.24% and 6.93%, respectively.

What were the major factors in the market that influenced the Fund’s performance?

The U.S. economy displayed impressive resilience during the 12-months to July 31, 2006. Although a devastating hurricane season and record energy prices rattled equity markets early in the fiscal year, share prices quickly recovered, supported by ongoing strength in corporate earnings. At the Federal Reserve there was a change of guard, but no change in monetary policy. On January 31, Alan Greenspan was replaced by Ben Bernanke as chairman of the U.S. central bank. In efforts to stymie heightened inflation concerns, Mr. Greenspan and Mr. Bernanke hiked the federal funds rate eight times, to a 5-year high 5.25% at year-end. Policy tightening was one factor driving the outperformance of large-cap stocks versus small-cap stocks in the final months of the year. In general, small companies have higher financing costs than large companies, and are thus more sensitive to rising interest rates.

What major changes have occurred in the portfolio during the period covered by the report?

Effective June 16, 2006, the Fund employes a “multi-manager” approach whereby portions of the Fund’s assets are allocated among different investment sub-advisers who employ distinct investment styles intended to complement one another. The Adviser has selected two different asset managers for the day-to-day portfolio management of the Fund: Nicholas-Applegate Capital Management (“NACM”) and Wellington Management Company, LLP (“Wellington Management”). Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

NACM - Small Cap Value

There were no major changes in the portfolio during the period. Sector weightings were decreased in Health Care and Financials, and weightings in Information Technology and Materials were increased. Representative new buys include Quanex Corp. and Commercial Metals in Materials, as well as TNS, Inc. and Intergraph Corp. in Information Technology. Representative sells include Highland Hospitality and Cash America International in Financials, and Lifepoint Hospitals and CV Therapeutics in Health Care.†

NACM - Systematic Small Cap

There were no major changes in the portfolio during the period. During the period, there were minor changes in sector weights relative to the benchmark driven by the stock selection model utilized in this portion of the portfolio. Sector weights were decreased in Energy, Health Care and Information Technology and were increased in Industrials and Materials. Representative new buys include Avocent Corp. in Technology, as well as Steel Technologies in Materials and WESCO International in Industrials. Representative sells include Intermec Inc. in Information Technology, ViroPharma Inc. in Health Care, and Swift Energy Company in the Energy sector.† All buys and sells in the portfolio are driven by a quantitative

Past performance does not guarantee future results.

The Russell 2000® Index has replaced the Fund’s prior benchmark to better reflect the Fund’s investment strategy.

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Small Cap Fund (cont.)

stock selection model based on each position’s relative attractiveness and contribution to risk in relation to existing portfolio holdings.

Wellington Management – Small Cap Growth Intersection

The portfolio was funded on June 16, 2006. All changes in the portfolio are driven by bottom-up fundamental and quantitative research rather than sector-level, top-down views. During the period the largest new purchases included Varian, which engages in the development, marketing, and servicing of scientific instruments and vacuum products, and IHOP, which develops and franchises the International House of Pancakes restaurants in the United States. Our largest eliminations included insurance companies Scottish Re and Zenith National.†

What is your outlook for the Fund?

Preliminary reports indicate U.S. GDP3 growth decelerated from 5.6% in the first quarter to 2.5% in the second quarter, on weaker consumer spending, residential investment and business investment. Corporate profits in the U.S. have remained robust. As always, risks exist. Excluding volatile energy and food costs, consumer prices in the U.S. increased 0.3% for the fourth month in a row in June. Reuters reports core inflation is up 2.6% in the past 12 months, 3.2% (annualized) over the past six months, and 3.6% (annualized) in the last three months. Record-high oil prices, at $78.40/bbl on July 14, may exacerbate downstream price pressures, while war in the Middle East could generate increased volatility. We believe the diversification of management styles among small cap value, core, and growth mandates leaves the Fund well positioned to capitalize on the changing market environment.†

[3]	Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

Pacific Capital Small Cap Fund (cont.)

Sector Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	-0.53%	17.54%	14.49%	15.36%
Class B Shares**	0.28%	18.02%	14.77%	15.29%
Class C Shares**	3.23%	18.75%	14.89%	15.30%
Class Y Shares	5.26%	19.95%	16.03%	16.43%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Nicholas-Applegate Capital Management is sub-advisor for a portion of the Fund’s assets and is paid a fee for its services. Wellington Management Company, LLC is a sub-advisor for a portion of the Fund’s assets and is paid a fee for its services.

The Pacific Capital Small Cap Fund’s inception date was December 3, 1998. Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 20, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000® Value Index and the Russell® 2000 Index. The Fund has changed its standardized benchmark from the Russell 2000® Value Index to the Russell 2000® Index to better reflect the Fund’s investment strategy. The Russell 2000® Value Index is comprised of securities in the Russell 2000® Index with a less-than-average growth orientation. The Russell 2000® Index is comprised of the 2,000 smallest companies in the Russell 3000® Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Mid-Cap Fund

Investment Style

Domestic, mid-cap, blend

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of mid-capitalization companies—up to $12.3 billion as of September 30, 2005—the sub-advisor believes are reasonably priced, fundamentally strong and exhibit better growth expectations relative to peers.

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have a higher risk of failure and have experienced a greater degree of volatility than larger companies. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Quantitative research analysis with fundamental research overlay

•	Quantitative analysts use proprietary screen to evaluate expectations, valuation and quality of 3,000 stocks

•	Fundamental analysts identify factors not included in the screen to determine most attractive stocks

•	Portfolio construction emphasizes stock selection and seeks to neutralize risk elements that are not consistently rewarded

Investment Management

Advised by the Asset Management Group of Bank of Hawaii

Sub-Advised by Bankoh Investment Partners, LLC, a joint venture between Bank of Hawaii and Chicago Equity Partners (CEP)

•	Founded in 1989, CEP specializes in core domestic equity markets

•	CEP investment management team averages 17 year experience

•	CEP currently oversees $10.9 billion in assets

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund underperformed its benchmark, the S&P MidCap 400 Index1. The Fund produced a total return of 1.78% (Class A Shares without sales charge), compared to the S&P MidCap 400 Index which returned 4.28% for the same period.

What were the major factors in the market that influenced the Fund’s performance?

Our investment philosophy is to outperform by building portfolios of companies with stronger fundamentals than the benchmark. These fundamentals can be described in three groups: momentum–company and stock growth, value–attractively priced relative to peers, and quality–clean balance sheets. The performance of the Fund will suffer on a relative basis during periods when only one of these factor groups is driving the majority of market performance. Over the last 12 months, stocks with only momentum characteristics generated a majority of excess return in the market. Although the portfolio had exposure to this factor, there was also positive exposure to the value and quality factors. During the period, investing in stocks with value characteristics lead to negative returns. Stocks with quality characteristics were flat from the beginning of the period until the last four months when returns became positive.†

What major changes have occurred in the portfolio during the period covered by the report?

No major changes have occured in the portfolio other than typical rebalancing.

What is your outlook for the Fund?

Given an expected slow down in the economy over the next 12 months, we believe the market may continue to reward companies with positive momentum and quality characteristics. In momentum, we anticipate the focus will be less on price momentum and more on the companies whose earnings are slowing faster than expected. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is no adequate compensation by the market.†

Past performance does not guarantee future results.

[1]	The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium capitalization stocks. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Mid-Cap Fund (cont.)

Sector Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	Since Inception (12/30/03)
Class A Shares*	-3.58%	8.51%
Class C Shares**	0.12%	10.11%
Class Y Shares	2.06%	11.05%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services. Bankoh Investment Partners, LLC, is sub-advisor to the Fund and is paid a fee for its services.

The Pacific Capital Mid-Cap Fund’s inception date was December 30, 2003. The Class C shares were not in existence until April 30, 2004. Performance calculated for any period up to and through April 30, 2004, is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Mid-Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged market capitalization-weighted index of 400 medium capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Growth Stock Fund

Investment Style

Domestic, large-cap, growth

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of large-capitalization companies—greater than $1 billion—whose earnings are expected to grow faster than the average for the U.S. market.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Quantitative research analysis

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund produced a -3.11% total return (Class A Shares without sales charge), compared to its benchmark, the Russell 1000® Growth Index1, which returned -0.76%.

What were the major factors in the market that influenced the Fund’s performance?

The optimistic atmosphere that prevailed in the stock market during the first three quarters of the fiscal year turned into despair in the fourth quarter. Equity markets throughout the world plummeted in mid-May through early June on fears that escalating inflationary pressures would force the Fed to raise short-term interest rates above previously expected levels. Investors worried that this could threaten the nation’s economic expansion, particularly in consumer related areas such as housing, automobiles and retailing. In this anxiety filled atmosphere, investors fl ed from riskier segments of the stock market into those perceived as safe. Mid- and small-capitalization stocks were heavily liquidated, especially those in the Technology, Healthcare and Consumer Discretionary sectors. Meanwhile, money fl owed into larger capitalization stocks, particularly in the Utilities, Energy and Consumer Staples sectors.

Relative to its benchmark, the Fund was positioned more heavily in smaller, more volatile, higher growth companies which were particularly vulnerable to selling as the market came under pressure. During the fourth quarter, our stock selection was weakest in the Consumer Discretionary, Healthcare and Technology sectors which were also the weakest segments of the overall market. While our stock selection was successful in the Financial, Industrials and Materials sectors, it was not sufficient to offset the areas of weakness.†

What major changes have occurred in the portfolio during the period covered by the report?

Towards the end of the year, it became increasingly apparent that the economy’s rate of growth was slowing. This was particularly noticeable in the housing and consumer sectors. To better position the portfolio to perform well in an environment in which growth may continue to feel the dual pressures of higher commodity prices and short-term interest rates, we are placing a greater emphasis on larger, more stable companies that may be able to weather a slowing of the economy better than some of their smaller brethren.†

What is your outlook for the Fund?

During the fourth quarter, large market capitalization stocks performed substantially better than smaller ones. However, with fear dominating trading activity it is unclear to us whether a sustainable rotation into large market capitalization issues is under way. For the time being though, we believe large-capitalization stocks seem to have the upper hand given the decidedly more cautious tone of corporate earnings guidance in recent weeks combined with economic reports suggestive of decelerating growth.†

We believe that the stock market may remain choppy over the next few months as investors recalibrate their expectations for economic growth. We think that the stock market may regain its footing and trend upwards sometime before the end of the year. With its more conservative positioning, we believe that the Fund is positioned to perform well in an environment of moderating growth.†

Past performance does not guarantee future results.

[1]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth Stock Fund (cont.)

Sector Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-8.20%	1.59%	-4.92%	5.01%
Class B Shares**	-7.77%	1.69%	-4.78%	4.97%
Class C Shares**	-4.77%	2.70%	-4.56%	4.96%
Class Y Shares	-2.91%	3.67%	-3.63%	5.86%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Russell 1000® Growth Index, an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Growth and Income Fund

Investment Style

Domestic, large-cap, blend

Investment Objective

Long-term capital appreciation and current income by investing in a diversified portfolio of large-capitalization dividend-paying companies—currently greater than $1 billion—whose earnings are expected to grow at above-average rates in relation to industry peers.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Quantitative research analysis

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $ 4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $ 2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 0.28% (Class A Shares without sales charge), compared to its benchmark, the S&P 5001, which returned 5.38%.

What were the major factors in the market that influenced the Fund’s performance?

The optimistic atmosphere that prevailed in the stock market during the first three quarters of the fiscal year turned into despair in the fourth quarter. Equity markets throughout the world plummeted in mid-May through early June on fears that escalating inflationary pressures would force the Fed to raise short-term interest rates above previously expected levels. Investors worried that this could threaten the nation’s economic expansion, particularly in consumer related areas such as housing, automobiles and retailing. In this anxiety filled atmosphere, investors fled from riskier segments of the stock market into those perceived as safe. Mid- and small-capitalization stocks were heavily liquidated especially those in the Technology, Healthcare and Consumer Discretionary sectors. Meanwhile, money flowed into larger capitalization stocks, particularly in the Utilities, Energy and Consumer Staples sectors.

The Fund underperformed its benchmark during the year primarily because of its relatively aggressive positioning going into the fourth quarter. Relative to its benchmark, the Fund was positioned more heavily in smaller, more volatile, higher growth companies which were particularly vulnerable to selling as the market came under pressure. During the fourth quarter, our stock selection was weakest in the Consumer, Healthcare and Technology sectors which were also the weakest segments of the overall market. While our stock selection was successful in the Financial, Industrials, Energy, and Materials sectors, it was not sufficient to offset the areas of weakness.†

What major changes have occurred in the portfolio during the period covered by the report?

Towards the end of the year, it became increasingly apparent that the economy’s rate of growth was slowing. This was particularly noticeable in the housing and consumer sectors. To better position the portfolio to perform well in an environment in which growth may continue to feel the dual pressures of higher commodity prices and short-term interest rates, we are placing a greater emphasis on larger, more stable companies that may be able to weather a slowing of the economy better than some of their smaller brethren.†

What is your outlook for the Fund?

During the fourth quarter, large market capitalization stocks performed substantially better than smaller ones. However, with fear dominating trading activity it is unclear to us whether a sustainable rotation into large market capitalization issues is under way. For the time being though, we believe large-capitalization stocks seem to have the upper hand given the decidedly more cautious tone of corporate earnings guidance in recent weeks combined with economic reports suggestive of decelerating growth.†

We believe that the stock market may remain choppy over the next few months as investors recalibrate their expectations for economic growth. We think that the stock market may regain its footing and trend upwards sometime before the end of the year. With its more conservative positioning, we believe that the Fund is positioned to perform well in an environment of moderating growth.†

Past performance does not guarantee future results.

[1]	The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Growth and Income Fund (cont.)

Sector Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-5.00%	5.99%	-1.70%	5.98%
Class B Shares**	-4.46%	6.21%	-1.57%	5.90%
Class C Shares**	-1.47%	7.12%	-1.36%	5.87%
Class Y Shares	0.52%	8.18%	-0.39%	6.79%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Value Fund

Investment Style

Domestic, large-cap, value

Investment Objective

Long-term capital appreciation by investing in a diversified portfolio of large-capitalization companies – greater than $1 billion – believed to be undervalued.

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, such as investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investment Process

•	Top-down macroeconomic analysis of sector trends

•	Bottom-up fundamental research to identify attractive stocks

•	Quantitative research analysis

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 9.39% (Class A Shares without sales charge), compared to its benchmark, the Russell 1000® Value Index1, which returned 11.59%.

What were the major factors in the market that influenced the Fund’s performance?

After falling early last autumn, the stock market advanced sharply through early May, bolstered by continuing economic expansion and solid corporate earnings gains. Smaller capitalization along with higher beta2 issues led the advance. However, equity markets throughout the world plummeted in mid-May through early June on fears that escalating inflationary pressures would force the Fed to raise short-term interest rates above previously expected levels. Investors worried that this could threaten the nation’s economic expansion. Larger capitalization stocks outperformed smaller capitalization equities during this time.

The Fund’s underperformance relative to its Russell 1000® Value benchmark was concentrated in two periods. In the early fall of 2005, the Fund was underweight in the Financial sector, which rallied sharply on hopes that interest rate increases were ending. Consequently, Fund returns trailed that of the benchmark during October and November. The second period of underperformance occurred with the mid-May market correction, in which smaller capitalization and higher beta stocks that were more heavily weighted in the Fund corrected more severely than the larger capitalization stocks.†

What major changes have occurred in the portfolio during the period covered by the report?

Over the past 12 months, the Financial, Utilities and Consumer Staples sector weightings were increased, while those in the Consumer Discretionary and Industrial areas were decreased. The market capitalization of the Fund was also increased while its market beta was decreased.†

What is your outlook for the Fund?

We believe there are signs of change in leadership from late cycle to early cycle sectors and a shift to larger cap issues. We feel that the evidence will become definitive over the next few months. Even though we favor typical beneficiaries of a mid cycle economic slowdown, such as the Financials and Consumer Staples, the overextended nature of the housing market during the last several years makes us cautious with respect to the housing, mortgage and discretionary areas of the market.†

We believe that the stock market may remain choppy over the next few months, as investors recalibrate expectations for economic growth. Should this occur, we believe that healthy corporate earnings growth could continue and the stock market could regain its footing and trend upwards before the end of the year.

Past performance does not guarantee future results.

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Beta is a coefficient measuring a stock’s relative volatility.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Value Fund (cont.)

Sector Weightings as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	Since Inception (12/3/98)
Class A Shares*	3.61%	12.11%	2.92%	3.43%
Class B Shares**	4.57%	12.53%	3.07%	3.39%
Class C Shares**	7.57%	13.35%	3.27%	3.40%
Class Y Shares	9.64%	14.44%	4.29%	4.42%

*	Reflects 5.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Pacific Capital Value Fund’s inception date was December 3, 1998. The Class A, Class B and Class C shares were not in existence prior to December 8, 1998, December 13, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through such inception dates is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital High Grade Core Fixed Income Fund

(Formerly the Diversified Fixed Income Fund)

Investment Style

High-quality, intermediate-term, taxable

Investment Objective

High current income consistent with capital preservation by investing at least 80% in fixed income securities, with most of its assets in debt securities issued or guaranteed by the U.S. Government or corporate debt securities rated “A” or better by Standard and Poor’s.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund returned 0.29% (Class A Shares without sales charge), compared to its benchmarks, the Merrill Lynch Domestic Master Index1 and the Merrill Lynch Government/Corporate Master Index2, which returned 1.45% and 1.01% respectively.

What were the major factors in the market that influenced the Fund’s performance?

During the 12-month period, rates rose, with 5- to 30-year maturities increasing by 0.6-0.8% and shorter rates increasing by about 1.5%. Shorter rates rose in step with the Federal Reserve raising the fed funds rate by 2%, in eight consecutive moves of 0.25%.

The 10-year Treasury rate was volatile over the last 12 months, declining to 4% at the end of August 2005, peaking near 5.25% in mid-May and peaking again at the end of June 2006. Subsequently, that rate has fallen to about 4.8%.

Higher rates have resulted in higher income to the Fund’s shareholders. The dividend per share increased by about 10% during the year. Our positions in floating rate securities served a dual purpose during the period: income increased in step with increasing short-term rates and prices remained stable on these instruments.†

The same factors that influenced the markets during the previous year (ended July 2005) continued to impact the securities markets. Oil prices continued to rise and investors worried about inflation and how far the Fed would go in raising rates. This made for a volatile market, with opportunities in sector and maturity selection. Towards the end of the fiscal period (June-July, 2006) there was a decided flight-to-quality as economic statistics began to show evidence of a slowing economy, especially in the housing sector. This is an important statistic because housing has been the economy’s high octane over the last few years.

The Fund underperformed its benchmark index, the Merrill Lynch Domestic Master Index, because of Fund expenses which are not included in the index return.†

While we continue to emphasize quality in our portfolios, there have been opportunities to add incremental income and performance to the Fund by taking advantage oversold situations, where lower investment grade (BBB rated) issuers were purchased at attractive levels.

What major changes have occurred in the portfolio during the period covered by the report?

The most significant change to the Fund’s composition has been the addition of mortgage-backed bonds to the portfolio. We view this sector as being attractive versus corporate bonds whose incremental yield spread is at historically narrow levels. This change commenced during June of 2006, and in the ensuing period mortgage-backed securities have outperformed Treasuries and most corporate bond sectors.†

What is your outlook for the Fund?

We believe that more moderate economic growth could result in lower bond yields and favorable returns for bonds in the next couple of quarters. We expect that the Fed’s eight increases of short rates have started to take a bite out of economy activity. We anticipate that the Fed has finished raising rates and may hold steady for several quarters, and that foreign investors will continue to purchase U.S. bonds across all sectors. We believe that these factors could bode well for bond portfolios for the next couple of quarters.

Past performance does not guarantee future results.

The Merrill Lynch Domestic Master Index has replaced the Fund’s prior benchmark to better reflect the Fund’s investment strategy.

[1]	The Merrill Lynch Domestic Master Index is a broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The Merrill Lynch Government/Corporate Master Index is generally representative of the performance of corporate and U.S. Government bonds. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Core Fixed Income Fund (cont.)

(Formerly the Diversified Fixed Income Fund)

Portfolio Composition as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-3.73%	1.08%	3.39%	5.07%
Class B Shares**	-4.30%	0.79%	3.29%	4.90%
Class C Shares**	-1.42%	1.70%	3.46%	4.87%
Class Y Shares	0.45%	2.68%	4.46%	5.74%

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Core Fixed Income Fund is measured against the Merrill Lynch Government/Corporate Master Index and the Merrill Lynch Domestic Master Index. The Fund has changed its standardized benchmark from the Merrill Lynch Government/ Corporate Master Index to the Merrill Lynch Domestic Master Index to better reflect the Fund’s investment strategy. The Merrill Lynch Domestic Master Index is a broad-based index which measures the total rate of return performance of the U.S. investment-grade bond market. The Merrill Lynch Government/Corporate Master Index is generally representative of the performance of corporate and U.S. Government bonds. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax Free Securities Fund

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal income tax and alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 1.19% (Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers Municipal Hawaii Bond Index1, which returned 2.32%.

What were the major factors in the market that influenced the Fund’s performance?

The Federal Reserve continued to tighten short rates, raising the Federal Funds rate to 5.25% at the end of the period. The municipal yield curve rose during the quarter, with 2, 10 and 20-year rates increasing by 6, 10 and 3 basis points (0.06%, 0.10% and 0.03%), respectively.

The performance of the Fund was behind the benchmark for the period. We had a difficult month of June as rates spiked higher than we anticipated after we had extended the duration of the portfolio. Since then, rates have come down more in line with our expectations and we made up some ground in July and expect to in August as well.†

What major changes have occurred in the portfolio during the period covered by the report?

We changed the Fund’s strategy from being short of the benchmark duration to being long the benchmark duration.

The best tool we used to perform this function was to purchase long duration, non-callable zero coupon bonds swapped versus shorter coupon securities. We were also able to pick up some solid A and AA rated uninsured securities at good levels to help performance and reduce our overweight to insured structures.†

What is your outlook for the Fund?

We expect the Fund’s portfolio to remain slightly long the duration of the benchmark as we believe we saw the short term high in rates in June and rates could continue to remain flat or decrease slightly. We will continue to look for opportunities to add yield and performance to the Fund using higher yielding, lower credit quality securities.†

Past performance does not guarantee future results.

[1]	The Lehman Brothers Municipal Hawaii Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax Free Securities Fund (cont.)

Credit Quality as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-2.87%	1.59%	2.94%	4.33%
Class B Shares**	-3.40%	1.32%	2.85%	4.17%
Class C Shares**	-0.61%	2.23%	3.02%	4.15%
Class Y Shares	1.34%	3.25%	4.04%	5.03%

*	Reflects 4.00% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Hawaii Index, which is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital High Grade Short Intermediate Fixed Income Fund

(Formerly the Short Intermediate U.S. Government Securities Fund)

Investment Style

High-quality, short-intermediate-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 80% in fixed income securities, with most assets in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in investment grade corporate debt securities rated “A” or better by Standard & Poor’s. Under normal market and interest rate conditions, the Fund’s duration will be between two and five years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $ 4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 2.21% (Class A Shares without sales charge), compared to its benchmarks, the Merrill Lynch 1-5-Year U.S. Treasury Index1 and the Merrill Lynch Domestic Master 1–5 Year Index2, which returned 2.47% and 2.58%, respectively.

What were the major factors in the market that influenced the Fund’s performance?

Yields on Treasury securities out to 2 years moved higher while yields further out the curve, to long bonds, moved lower. Three-month and six-month bills moved up over 30 and 20 basis points (0.30% and 0.20%) to 5.07% and 5.14% respectively. The 5 year and 10 year notes moved down by 10 and 15 basis points (0.10% and 0.15%) to 4.90% and 4.98% respectively. This curve inversion enhanced the Fund’s return for the fourth quarter due to its slightly longer duration in the 2-5 year sector.†

Fund performance was hurt as the curve steepening dropped the Fund’s returns versus the benchmark due to the Fund’s relatatively longer duration.†

What major changes have occurred in the portfolio during the period covered by the report?

The most significant change was the addition of mortgages to the portfolio consistent with our diversification strategy. In addition, we continue to emphasize in our security selection bullets and off-the-run or smaller-deal-size issues and higher-coupon callable Agencies that offer a spread over Agency Global/Designated notes.†

What is your outlook for the Fund?

We believe the Federal Open Market Committee tightening cycle is over and that neutral to long duration positions versus the index along with the additional incremental spread gained from further diversification into mortgages and corporates may enhance shareholder returns going forward.†

Past performance does not guarantee future results.

The Merrill Lynch Domestic Master 1–5 Year Index has replaced the Fund’s prior benchmark to better reflect the Fund’s investment strategy.

[1]	The Merrill Lynch 1–5-Year U.S. Treasury Index tracks the performance of Treasury bonds in a maturity range of one to five years. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Merrill Lynch Domestic Master 1–5 Year Index is a broad-based measure of the total rate of return performance of the short-term U.S. investment-grade bond market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital High Grade Short Intermediate Fixed Income Fund (cont.)

(Formerly the Short Intermediate U.S. Government Securities Fund)

Portfolio Composition as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-0.07%	0.76%	2.41%	4.22%
Class C Shares**	0.46%	0.93%	2.52%	4.28%
Class Y Shares	2.46%	1.78%	3.14%	4.73%

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class C shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital High Grade Short Intermediate Fixed Income Fund is measured against the Merrill Lynch 1–5 Year U.S. Treasury Index and the Merrill Lynch Domestic Master 1–5 Year Index. The Fund has changed its standardized benchmark from the Merrill Lynch 1–5 Year U.S. Treasury Index to the Merrill Lynch Domestic Master 1–5 Year Index to better reflect the Fund’s investment strategy. The Merrill Lynch 1–5 Year U.S. Treasury Index tracks the performance of Treasury bonds in a maturity range of one to five years. The Merrill Lynch Domestic Master 1–5 Year Index is a broad-based measure of the total rate of return performance of the short-term U.S. investment-grade bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital Tax-Free Short Intermediate Securities Fund

Investment Style

High-quality, short-intermediate-term, tax-exempt

Investment Objective

High level of tax-exempt income by investing at least 80% in debt securities exempt from federal income tax and the alternative minimum tax, with 50% to 60% in Hawaii municipal obligations exempt from Hawaii state tax. Seeks to provide greater price stability by maintaining an average maturity between two and five years.

Investment Considerations

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $ 4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $ 2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 1.22% (Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers Municipal Hawaii 3-Year Index1, which returned 1.68%.

What were the major factors in the market that influenced the Fund’s performance?

The Fed continued to tighten short rates, raising the federal funds rate to 5.25% at the end of the period. Overnight municipal rates actually declined slightly since April 30 due to a decline in supply following tax season. Longer on the municipal yield curve, rates rose during the quarter with 2, 10 and 20-year rates increasing by 6, 10 and 3 basis points (0.06%, 0.10% and 0.03%), respectively.

The Fund’s portfolio duration was slightly short the benchmark throughout the period. As short term rates continued to rise to a fairly neutral positioning, the duration was gradually increased.†

What major changes have occurred in the portfolio during the period covered by the report?

The Fund’s credit positioning was brought closer to the benchmark by purchasing some higher yielding, slightly lower credit quality securities and the percentage of Hawaii bonds in the portfolio was slightly increased.†

What is your outlook for the Fund?

We feel we have now reached the peak of the interest rate increasing cycle and will look to lengthen the duration of the Fund versus the index as we anticipate flat or declining rates in the future. We also expect to continue to increase the percentage of Hawaii bonds in the Fund as opportunities arise.†

Past performance does not guarantee future results.

[1]	The Lehman Brothers Municipal Hawaii 3-Year Bond Index is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond index. The index is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital Tax-Free Short Intermediate Securities Fund (cont.)

Credit Quality as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	10 Year
Class A Shares*	-1.10%	0.61%	1.88%	3.02%
Class C Shares**	-0.44%	0.84%	2.01%	3.09%
Class Y Shares	1.47%	1.66%	2.61%	3.53%

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 1.00% (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Class C shares of the Fund commenced operations on April 30, 2004. Performance information for Class C shares is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers Municipal Hawaii 3-Year Index, an unmanaged index which is the 2-4 year component of the Lehman Brothers Hawaii Municipal Bond Index. The index is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Pacific Capital U.S. Government Short Fixed Income Fund

(Formerly the Ultra Short Government Fund)

Investment Style

High-quality, short-term, taxable

Investment Objective

High current income consistent with capital preservation by investing 100% in short-term debt securities issued or guaranteed by the U.S. Government and its agencies. Under normal market and interest rate conditions, the Fund’s target duration is not expected to exceed 2.5 years.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate with interest rate changes providing the potential for principal gain or loss. Generally, bond prices fall when interest rates rise, and vice versa. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Government and agency guarantees apply only to the underlying securities and not to the Fund.

Investment Process

•	Top-down macroeconomic analysis of interest rate trends

•	Bottom-up credit research to identify high quality bonds

Investment Management

Advised by the Asset Management Group of Bank of Hawaii (AMG)

•	AMG represents the largest, most experienced group of investment professionals in Hawaii

•	AMG manages $4.7 billion in mutual fund assets. In addition, certain AMG personnel also manage approximately $2.4 billion in assets on behalf of Bank of Hawaii clients.

How did the Fund perform compared to its benchmark?

For the 12-month period ended July 31, 2006, the Fund gained 3.27% (Class A Shares without sales charge), compared to its benchmarks, the Merrill Lynch 6-Month U.S. Treasury Bill Index1 and Merrill Lynch 1-3 Year U.S. Treasury Index2, which returned 4.16% and 2.86%, respectively.

What were the major factors in the market that influenced the Fund’s performance?

Yields on Treasury securities out to 2 years moved higher while yields further out the curve, to long bonds, moved lower. Three-month and six-month bills moved up over 30 and 20 basis points (0.30% and 0.20%) to 5.07% and 5.14%, respectively. The 3-year and 5-year notes moved down by 4 and 10 basis points (0.04% and 0.10%) to 4.90% and 4.98%, respectively. This curve inversion enhanced the Fund’s return for the quarter due to its slightly longer duration in the 2-5 year sector.

Over the past year, the Fund’s return was slightly under the Merrill Lynch 6-Month U.S. Treasury Bill Index and over the Merrill Lynch 1-3 year Treasury Index as a result of more significant weighting in the 1–3-year sector.†

What major changes have occurred in the portfolio during the period covered by the report?

Our extension of the Fund’s duration was the most significant change in the period. As we continue to transition to a neutral/long position versus the 1-3 year index, we are still emphasizing in our security selection bullets and off-the-run smaller-deal-size high-coupon callable Agency issues that offer a spread over Agency Global/Designated notes.†

What is your outlook for the Fund?

We believe that the Federal Open Market Committee tightening cycle is over and that neutral to long duration positions versus the index along with the additional incremental spread gained from further diversification into the 3-5 year Agency sector may enhance shareholder returns going forward.†

Past performance does not guarantee future results.

The Merrill Lynch 1-3 Year U.S. Treasury Index has replaced the Fund’s prior benchmark to better reflect the Fund’s investment strategy.

[1]	The Merrill Lynch 6-Month U.S. Treasury Bill Index reflects the monthly return equivalents of yield averages that are not marked to the market. The fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities. Investors cannot invest directly in an index, although they can invest in the underlying securities.

[2]	The Merrill Lynch 1-3 Year Treasury Index is comprised of United States Treasury issues with maturities from one to three years. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The composition of the Fund’s portfolio is subject to change.

Pacific Capital U.S. Government Short Fixed Income Fund (cont.)

Portfolio Composition as of July 31, 2006

(as a percentage of total investments)

The composition of the Fund’s portfolio is subject to change.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark. The chart above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Average Annual Total Returns as of July 31, 2006

	1 Year	3 Year	5 Year	Since Inception (6/1/00)
Class A Shares*	0.96%	0.82%	1.65%	2.73%
Class B Shares**	-1.50%	-0.13%	1.14%	2.37%
Class C Shares**	1.50%	0.84%	1.33%	2.37%
Class Y Shares	3.42%	1.82%	2.34%	3.36%

*	Reflects 2.25% maximum front-end sales charge.

**	Reflects maximum contingent deferred sales charge (CDSC) of up to 5.00% for the Class B Shares and a maximum CDSC of 1.00% for the Class C Shares (applicable only to redemptions within one year of purchase).

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns include voluntary waivers. Without these waivers, returns would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-258-9232 or visit the Funds’ website at Pacificcapitalfunds.com.

Pacific Capital Funds are distributed by BISYS Fund Services. The Asset Management Group of Bank of Hawaii provides investment advisory services to the Fund and receives a fee for its services.

The Pacific Capital U.S. Government Short Fixed Income Fund’s inception date was June 1, 2000. The Class A, Class B and Class C shares were not in existence prior to August 1, 2000, August 1, 2000 and April 30, 2004, respectively. Performance information for Class C shares is based upon the performance of Class B shares from inception. Performance calculated for any period up to and through August 1, 2000 is based upon the performance of Class Y shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital U.S. Government Short Fixed Income Fund is measured against the Merrill Lynch 6-Month U.S. Treasury Bill Index and the Merrill Lynch 1–3-Year U.S. Treasury Index. The Fund has changed its benchmark from the Merrill Lynch 6-Month U.S. Treasury Bill Index to the Merrill Lynch 1–3-Year U.S. Treasury Index to better represent the investment strategy. Merrill Lynch 6-Month U.S. Treasury Bill Index reflects the monthly return equivalents of yield averages that are not marked to the market. The fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities. The Merrill Lynch 1-3 Year Treasury Index is comprised of United States Treasury issues with maturities from one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

July 31, 2006

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
ASSETS:
Investments, at cost	$75,036,967	$190,385,462	$416,319,098	$69,892,004

Investments, at value	$88,651,949	$211,144,065	$434,802,786	$74,872,158
Cash	—	131,943	—	—
Foreign currency, at value (cost $508,364 and $53,429, respectively)	508,968	53,809	—	—
Interest and dividends receivable	128,821	120,812	103,295	34,260
Receivable for capital shares issued	62,337	73,136	1,078,055	122,930
Receivable for investments sold	348,133	1,304,663	5,598,507	589,820
Reclaims receivable	—	229,444	—	—
Prepaid expenses and other assets	1,521	5,225	11,619	1,798

Total Assets	89,701,729	213,063,097	441,594,262	75,620,966

LIABILITIES:
Payable for capital shares redeemed	98,860	428,548	1,905,644	298,269
Payable for investments purchased	428,860	337,447	8,119,945	637,790
Payable for foreign currency contracts	434	3,129	—	—
Accrued expenses and other payables:
Investment advisory fees	29,708	61,812	129,351	18,995
Sub-investment advisory fees	37,135	77,736	232,774	13,216
Administration fees	1,307	3,104	6,343	1,246
Compliance service fees	1,124	2,634	6,474	1,616
Distribution fees	1,319	1,262	60,510	653
Other fees	57,856	80,435	160,629	21,420

Total Liabilities	656,603	996,107	10,621,670	993,205

NET ASSETS:
Capital (no par value)	70,756,209	204,020,453	381,605,950	63,435,315
Undistributed (distributions in excess of) net investment income	(33,366)	(433,776)	—	5,576
Accumulated net realized gains (losses) from investments and foreign currency transactions	4,706,927	(12,281,199)	30,882,954	6,206,716
Net unrealized appreciation from investments and foreign currency transactions	13,615,356	20,761,512	18,483,688	4,980,154

Net Assets	$89,045,126	$212,066,990	$430,972,592	$74,627,761

Net Assets
Class A	$2,156,516	$998,812	$215,270,212	$886,129
Class B	639,163	672,624	3,092,724	N/A
Class C	413,294	600,717	14,908,235	546,870
Class Y	85,836,153	209,794,837	197,701,421	73,194,762

Total	$89,045,126	$212,066,990	$430,972,592	$74,627,761

Outstanding units of beneficial interest (shares)
Class A	128,058	92,362	12,183,410	72,561
Class B	39,615	65,472	186,074	N/A
Class C	25,633	58,511	896,326	45,319
Class Y	5,028,985	19,020,432	11,034,688	5,983,075

Total	5,222,291	19,236,777	24,300,498	6,100,955

Net Asset Value
Class A—redemption price per share	$16.84	$10.81	$17.67	$12.21

Class A—maximum sales charge	5.25%	5.25%	5.25%	5.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$17.77	$11.41	$18.65	$12.89

Class B—offering price per share*	$16.13	$10.27	$16.62	N/A

Class C—offering price per share*	$16.12	$10.27	$16.63	$12.07

Class Y—offering and redemption price per share	$17.07	$11.03	$17.92	$12.23

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2006

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
ASSETS:
Investments, at cost	$168,367,927	$161,224,736	$136,560,135	$296,323,951

Investments, at value	$165,857,850	$166,198,101	$151,503,383	$296,824,073
Cash	—	—	23	—
Interest and dividends receivable	67,104	116,443	181,200	3,266,229
Receivable for capital shares issued	126,297	201,716	459,573	701,014
Receivable for investments sold	4,251,856	3,326,892	3,257,220	—
Prepaid expenses and other assets	202	2,727	1,269	4,253

Total Assets	170,303,309	169,845,879	155,402,668	300,795,569

LIABILITIES:
Distributions payable	—	—	—	151,704
Payable for capital shares redeemed	141,518	120,783	104,651	146,857
Payable for investments purchased	6,377,301	4,274,154	2,967,798	5,001,563
Accrued expenses and other payables:
Investment advisory fees	111,367	111,679	102,074	112,049
Administration fees	2,409	2,432	2,238	4,345
Compliance service fees	7,244	4,440	5,418	8,676
Distribution fees	11,038	7,375	3,577	4,394
Other fees	48,510	41,943	35,446	52,137

Total Liabilities	6,699,387	4,562,806	3,221,202	5,481,725

NET ASSETS:
Capital (no par value)	257,574,129	172,011,909	123,659,262	300,188,954
Undistributed (distributions in excess of) net investment income	—	—	1	(54,821)
Accumulated net realized gains (losses) from investment transactions	(91,460,130)	(11,702,201)	13,578,955	(5,320,411)
Net unrealized appreciation (depreciation) from investments	(2,510,077)	4,973,365	14,943,248	500,122

Net Assets	$163,603,922	$165,283,073	$152,181,466	$295,313,844

Net Assets
Class A	$7,979,453	$5,519,293	$2,990,919	$3,688,909
Class B	8,898,266	5,329,854	1,432,796	2,943,872
Class C	1,925,628	1,913,135	2,081,575	1,321,534
Class Y	144,800,575	152,520,791	145,676,176	287,359,529

Total	$163,603,922	$165,283,073	$152,181,466	$295,313,844

Outstanding units of beneficial interest (shares)
Class A	950,151	414,448	279,666	347,646
Class B	1,137,602	426,097	136,335	278,036
Class C	246,383	153,101	197,562	124,815
Class Y	16,717,873	11,365,534	13,599,885	26,920,115

Total	19,052,009	12,359,180	14,213,448	27,670,612

Net Asset Value
Class A—redemption price per share	$8.40	$13.32	$10.69	$10.61

Class A—maximum sales charge	5.25%	5.25%	5.25%	4.00%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$8.87	$14.06	$11.28	$11.05

Class B—offering price per share*	$7.82	$12.51	$10.51	$10.59

Class C—offering price per share*	$7.82	$12.50	$10.54	$10.59

Class Y—offering and redemption price per share	$8.66	$13.42	$10.71	$10.67

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities, Continued

July 31, 2006

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
ASSETS:
Investments, at cost	$279,665,830	$61,922,420	$65,026,574	$101,268,735

Investments, at value	$293,210,560	$61,387,412	$65,173,754	$101,060,074
Cash	—	539	—	448
Interest and dividends receivable	2,949,300	905,896	548,218	1,087,510
Receivable for capital shares issued	446	214,371	—	31,989
Receivable for investments sold	—	993,947	—	2,484,867
Prepaid expenses and other assets	2,432	553	688	—

Total Assets	296,162,738	63,502,718	65,722,660	104,664,888

LIABILITIES:
Distributions payable	131,633	28,936	22,952	52,404
Payable for capital shares redeemed	122,530	1,253,824	36,521	3,347,869
Accrued expenses and other payables:
Investment advisory fees	112,475	5,720	22,182	12,133
Administration fees	4,370	933	969	1,544
Compliance service fees	10,450	2,474	2,153	6,024
Distribution fees	3,329	822	599	2,805
Other fees	56,831	17,127	19,540	31,902

Total Liabilities	441,618	1,309,836	104,916	3,454,681

NET ASSETS:
Capital (no par value)	282,469,104	64,776,659	66,177,980	104,238,524
Undistributed net investment income	35	52	762	7,143
Accumulated net realized losses from investment transactions	(292,749)	(2,048,821)	(708,178)	(2,826,799)
Net unrealized appreciation (depreciation) from investments	13,544,730	(535,008)	147,180	(208,661)

Net Assets	$295,721,120	$62,192,882	$65,617,744	$101,210,207

Net Assets
Class A	$6,209,150	$1,260,818	$2,791,915	$2,355,467
Class B	2,375,166	N/A	N/A	1,238,230
Class C	10,404	674,621	10,129	1,514,215
Class Y	287,126,400	60,257,443	62,815,700	96,102,295

Total	$295,721,120	$62,192,882	$65,617,744	$101,210,207

Outstanding units of beneficial interest (shares)
Class A	614,074	132,320	277,676	234,687
Class B	234,885	N/A	N/A	123,369
Class C	1,029	70,865	1,007	150,873
Class Y	28,281,836	6,312,475	6,213,836	9,568,148

Total	29,131,824	6,515,660	6,492,519	10,077,077

Net Asset Value
Class A—redemption price per share	$10.11	$9.53	$10.05	$10.04

Class A—maximum sales charge	4.00%	2.25%	2.25%	2.25%

Class A—maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.53	$9.75	$10.28	$10.27

Class B—offering price per share*	$10.11	N/A	N/A	$10.04

Class C—offering price per share*	$10.11	$9.52	$10.06	$10.04

Class Y—offering and redemption price per share	$10.15	$9.55	$10.11	$10.04

*	Redemption price per share varies based on length of time shares are held.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

Year Ended July 31, 2006

	New Asia Growth Fund	International Stock Fund	Small Cap Fund	Mid-Cap Fund
Investment Income:
Dividend income	$1,862,275	$4,007,639	$3,904,914	$932,967
Interest income	175	—	198,896	—
Foreign tax withholding	(210,635)	(374,754)	—	—

Total Investment Income	1,651,815	3,632,885	4,103,810	932,967

Expenses:
Investment advisory fees	265,460	689,514	1,595,428	486,050
Sub-investment advisory fees	331,825	723,787	2,090,519	162,018
Administration fees	100,986	232,800	510,793	125,327
Distribution fees—Class A	9,722	4,363	795,812	4,220
Distribution fees—Class B	5,612	6,922	33,570	—
Distribution fees—Class C	3,531	5,764	106,583	5,791
Accounting fees	48,762	95,242	130,406	40,317
Compliance service fees	4,639	10,374	21,564	5,209
Custodian fees	143,664	164,967	69,163	26,321
Transfer agent fees	93,292	91,891	332,553	63,333
Legal and audit fees	17,249	39,001	94,375	15,340
Trustee fees	5,550	12,427	28,488	7,791
Registration and filing fees	1,754	20,032	77,528	1,648
Other fees	30,058	38,522	181,652	23,805

Total expenses before reductions	1,062,104	2,135,606	6,068,434	967,170
Less expenses waived/reimbursed by the adviser	(1,541)	(154,196)	(362,102)	(243,241)
Less expenses waived by the administrator	(36,426)	(83,845)	(183,638)	(67,898)
Less expenses waived by the distributor—Class A	(4,927)	(2,244)	(383,812)	(2,142)

Net Expenses	1,019,210	1,895,321	5,138,882	653,889

Net Investment Income (Loss)	632,605	1,737,564	(1,035,072)	279,078

Realized/Unrealized Gains (Losses) from Investments and Foreign Currency Transactions:
Net realized gains from investments and foreign currency transactions	6,669,452	13,917,604	35,598,548	8,254,095
Net increase from payments by affiliates and reimbursement of losses realized on the disposal of investments in violation of restrictions	22,564	—	43,114	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,934,685	10,588,445	(23,151,245)	(7,208,651)

Net realized/unrealized gains from investments and foreign currency transactions	8,626,701	24,506,049	12,490,417	1,045,444

Change in net assets resulting from operations	$9,259,306	$26,243,613	$11,455,345	$1,324,522

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

Year Ended July 31, 2006

	Growth Stock Fund	Growth and Income Fund	Value Fund	High Grade Core Fixed Income Fund
Investment Income:
Dividend income	$2,278,895	$2,720,177	$3,736,639	$228,159
Interest income	425	920	765	14,959,664

Total Investment Income	2,279,320	2,721,097	3,737,404	15,187,823

Expenses:
Investment advisory fees	1,635,189	1,305,371	1,316,510	1,820,710
Administration fees	317,296	251,305	254,373	468,096
Distribution fees—Class A	46,321	27,793	15,569	22,080
Distribution fees—Class B	109,646	65,765	14,524	35,851
Distribution fees—Class C	21,154	20,662	19,832	12,004
Accounting fees	86,896	65,663	70,168	134,312
Compliance service fees	20,432	13,713	14,778	24,619
Custodian fees	36,306	31,154	30,937	25,466
Transfer agent fees	194,953	143,008	93,810	107,978
Legal and audit fees	51,073	39,731	41,639	72,477
Trustee fees	21,737	15,790	16,669	29,830
Registration and filing fees	19,141	17,651	4,443	5,100
Other fees	78,429	54,877	51,469	86,186

Total expenses before reductions	2,638,573	2,052,483	1,944,721	2,844,709
Less expenses waived/reimbursed by the adviser	(9,880)	(5,664)	(1,263)	(457,413)
Less expenses waived by the administrator	(119,729)	(93,115)	(94,144)	(173,779)
Less expenses waived by the distributor—Class A	(24,176)	(14,352)	(8,054)	(11,629)

Net Expenses	2,484,788	1,939,352	1,841,260	2,201,888

Net Investment Income (Loss)	(205,468)	781,745	1,896,144	12,985,935

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	17,577,259	8,440,381	21,227,227	(5,320,883)
Net increase from payments by affiliates	7,013	—	3,762	—
Change in unrealized appreciation/depreciation on investments	(20,316,335)	(8,778,523)	(8,671,400)	(6,239,526)

Net realized/unrealized gains (losses) from investments	(2,732,063)	(338,142)	12,559,589	(11,560,409)

Change in net assets resulting from operations	$(2,937,531)	$443,603	$14,455,733	$1,425,526

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations, Continued

Year Ended July 31, 2006

	Tax-Free Securities Fund	High Grade Short Intermediate Fixed Income Fund	Tax-Free Short Intermediate Securities Fund	U.S. Government Short Fixed Income Fund
Investment Income:
Interest income	$15,094,833	$3,205,874	$2,590,170	$4,616,907
Dividend income	50,696	—	38,619	—

Total Investment Income	15,145,529	3,205,874	2,628,789	4,616,907

Expenses:
Investment advisory fees	1,886,854	375,349	347,693	484,621
Administration fees	485,668	116,137	107,381	187,583
Distribution fees—Class A	38,538	8,149	17,554	23,707
Distribution fees—Class B	29,154	—	—	12,996
Distribution fees—Class C	103	6,246	102	15,353
Accounting fees	144,608	39,441	34,172	59,442
Compliance service fees	30,174	7,172	6,562	15,595
Custodian fees	93,951	10,314	23,971	14,254
Transfer agent fees	86,930	63,966	61,416	88,589
Legal and audit fees	75,694	21,651	19,449	23,575
Trustee fees	31,305	7,599	6,856	12,800
Registration and filing fees	3,776	1,806	2,204	2,552
Other fees	92,623	25,757	24,702	46,528

Total expenses before reductions	2,999,378	683,587	652,062	987,595
Less expenses waived/reimbursed by the adviser	(472,195)	(231,392)	(69,777)	(370,648)
Less expenses waived by the administrator	(181,617)	(42,888)	(39,770)	(102,106)
Less expenses waived by the distributor—Class A	(20,580)	(4,356)	(9,253)	(13,676)

Net Expenses	2,324,986	404,951	533,262	501,165

Net Investment Income	12,820,543	2,800,923	2,095,527	4,115,742

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments	1,944,124	(1,691,436)	(645,170)	(831,923)
Net increase from payments by affiliates	—	2,276	—	—
Change in unrealized appreciation/depreciation on investments	(10,529,391)	625,450	(450,125)	783,679

Net realized/unrealized losses from investments	(8,585,267)	(1,063,710)	(1,095,295)	(48,244)

Change in net assets resulting from operations	$4,235,276	$1,737,213	$1,000,232	$4,067,498

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$632,605	$425,320	$1,737,564	$736,463	$(1,035,072)	$(593,929)
Net realized gains from investments and foreign currency transactions and reimbursement from affiliates of realized losses on the disposal of investments in violation of restrictions	6,692,016	2,583,113	13,917,604	1,884,497	35,641,662	22,221,235
Change in unrealized appreciation/ depreciation on investments and foreign currency transactions	1,934,685	9,023,390	10,588,445	11,417,855	(23,151,245)	21,192,522

Change in net assets resulting from operations	9,259,306	12,031,823	26,243,613	14,038,815	11,455,345	42,819,828

Distributions to Class A Shareholders:
From net investment income	(12,758)	(14,518)	(6,708)	(3,039)	—	—
From net realized gains	(92,945)	—	—	—	(9,820,847)	(3,504,316)
Distributions to Class B Shareholders:
From net investment income	(1,860)	(2,083)	(2,067)	(809)	—	—
From net realized gains	(26,014)	—	—	—	(243,751)	(515,464)
Distributions to Class C Shareholders:
From net investment income	(1,278)	(488)	(1,862)	(677)	—	—
From net realized gains	(16,651)	—	—	—	(690,409)	(52,384)
Distributions to Class Y Shareholders:
From net investment income	(637,214)	(413,438)	(1,775,203)	(503,746)	—	—
From net realized gains	(2,482,497)	—	—	—	(9,420,884)	(18,502,150)

Change in net assets from shareholder distributions	(3,271,217)	(430,527)	(1,785,840)	(508,271)	(20,175,891)	(22,574,314)

Capital Transactions:
Change in net assets from capital share transactions	36,476,710	3,388,115	92,467,660	20,945,030	201,307,844	86,728,759

Change in net assets	42,464,799	14,989,411	116,925,433	34,475,574	192,587,298	106,974,273

Net Assets:
Beginning of year	46,580,327	31,590,916	95,141,557	60,665,983	238,385,294	131,411,021

End of year	$89,045,126	$46,580,327	$212,066,990	$95,141,557	$430,972,592	$238,385,294

Undistributed (distributions in excess of) net investment income	$(33,366)	$(31,718)	$(433,776)	$(167,757)	$—	$—

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	New Asia Growth Fund		International Stock Fund		Small Cap Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
Capital Transactions:
Class A:
Proceeds from shares issued	$453,145	$110,470	$378,695	$120,641	$140,268,644	$87,222,098
Dividends reinvested	91,056	12,846	5,677	2,943	9,061,442	3,190,344
Cost of shares redeemed	(312,874)	(213,232)	(482,822)	(231,690)	(33,422,466)	(6,248,342)

Change in net assets from Class A	$231,327	$(89,916)	$(98,450)	$(108,106)	$115,907,620	$84,164,100

Class B:
Proceeds from shares issued	$299,499	$10,739	$49,852	$30,170	$175,508	$61,059
Dividends reinvested	22,513	2,049	1,899	8	234,792	501,620
Cost of shares redeemed	(173,750)	(59,525)	(155,256)	(107,350)	(758,450)	(386,592)

Change in net assets from Class B	$148,262	$(46,737)	$(103,505)	$(77,172)	$(348,150)	$176,087

Class C:
Proceeds from shares issued	$213,571	$253,226	$121,026	$511,484	$10,271,763	$5,418,148
Dividends reinvested	16,897	488	1,862	677	645,787	48,571
Cost of shares redeemed	(114,287)	(24,439)	(120,564)	(50,873)	(1,410,781)	(97,769)

Change in net assets from Class C	$116,181	$229,275	$2,324	$461,288	$9,506,769	$5,368,950

Class Y:
Proceeds from shares issued	$46,217,077	$13,111,860	$119,632,755	$35,231,284	$104,956,829	$47,475,047
Dividends reinvested	2,087,752	98,569	94,026	42,090	7,656,477	14,791,147
Cost of shares redeemed	(12,323,889)	(9,914,936)	(27,059,490)	(14,604,354)	(36,371,701)	(65,246,572)

Change in net assets from Class Y	$35,980,940	$3,295,493	$92,667,291	$20,669,020	$76,241,605	$(2,980,378)

Change in net assets from capital transactions	$36,476,710	$3,388,115	$92,467,660	$20,945,030	$201,307,844	$86,728,759

Share Transactions:
Class A:
Issued	27,659	8,137	36,049	14,104	7,789,242	5,261,910
Reinvested	5,981	956	529	331	530,219	196,271
Redeemed	(19,638)	(15,943)	(50,222)	(27,702)	(1,865,525)	(371,965)

Net change in Class A	14,002	(6,850)	(13,644)	(13,267)	6,453,936	5,086,216

Class B:
Issued	19,301	833	5,088	3,870	10,339	3,789
Reinvested	1,543	161	188	1	14,529	32,279
Redeemed	(11,008)	(4,463)	(15,812)	(13,393)	(45,167)	(24,080)

Net change in Class B	9,836	(3,469)	(10,536)	(9,522)	(20,299)	11,988

Class C:
Issued	13,909	19,123	12,705	62,738	600,506	338,763
Reinvested	1,156	37	184	80	39,937	3,124
Redeemed	(7,606)	(1,821)	(12,333)	(6,200)	(82,573)	(6,335)

Net change in Class C	7,459	17,339	556	56,618	557,870	335,552

Class Y:
Issued	2,842,168	952,582	11,411,986	4,071,785	5,764,483	2,813,070
Reinvested	135,820	7,123	8,617	4,725	442,315	901,899
Redeemed	(754,183)	(725,540)	(2,595,338)	(1,715,358)	(2,022,346)	(3,939,534)

Net change in Class Y	2,223,805	234,165	8,825,265	2,361,152	4,184,452	(224,565)

Change in share transactions	2,255,102	241,185	8,801,641	2,394,981	11,175,959	5,209,191

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
From Investment Activities:
Operations:
Net investment income (loss)	$279,078	$298,283	$(205,468)	$317,987	$781,745	$858,063
Net realized gains from investments and reimbursement from affiliates	8,254,095	2,966,126	17,584,272	11,157,491	8,440,381	15,377,467
Change in unrealized appreciation/ depreciation on investments	(7,208,651)	11,205,226	(20,316,335)	13,535,551	(8,778,523)	3,986,953

Change in net assets resulting from operations	1,324,522	14,469,635	(2,937,531)	25,011,029	443,603	20,222,483

Distributions to Class A Shareholders:
From net investment income	(1,303)	(1,294)	—	(10,054)	(14,876)	(24,043)
From net realized gains	(44,186)	—	—	—	—	—
Distributions to Class B Shareholders:
From net investment income	—	—	—	—	—	(18,925)
Distributions to Class C Shareholders:
From net investment income	—	—	—	(2,290)	—	(2,917)
From net realized gains	(34,171)	—	—	—	—	—
Distributions to Class Y Shareholders:
From net investment income	(278,041)	(294,553)	—	(500,630)	(786,135)	(824,567)
From net realized gains	(4,339,969)	—	—	—	—	—

Change in net assets from shareholder distributions	(4,697,670)	(295,847)	—	(512,974)	(801,011)	(870,452)

Capital Transactions:
Change in net assets from capital share transactions	(6,408,652)	39,350,437	(76,319,431)	(43,127,154)	14,670,990	(9,323,376)

Change in net assets	(9,781,800)	53,524,225	(79,256,962)	(18,629,099)	14,313,582	10,028,655

Net Assets:
Beginning of year	84,409,561	30,885,336	242,860,884	261,489,983	150,969,491	140,940,836

End of year	$74,627,761	$84,409,561	$163,603,922	$242,860,884	$165,283,073	$150,969,491

Accumulated net investment income (loss)	$5,576	$5,842	$—	$6,790	$—	$6,258

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Mid-Cap Fund		Growth Stock Fund		Growth and Income Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
Capital Transactions:
Class A:
Proceeds from shares issued	$383,639	$497,340	$1,048,926	$446,889	$1,221,279	$351,776
Dividends reinvested	40,872	1,226	—	10,351	13,876	23,091
Cost of shares redeemed	(259,682)	(26,822)	(2,795,356)	(2,346,787)	(1,264,819)	(1,087,566)

Change in net assets from Class A	$164,829	$471,744	$(1,746,430)	$(1,889,547)	$(29,664)	$(712,699)

Class B:
Proceeds from shares issued			$6,200	$14,195	$19,030	$39,720
Dividends reinvested			—	—	—	18,326
Cost of shares redeemed			(2,913,965)	(1,808,803)	(1,872,404)	(1,313,786)

Change in net assets from Class B			$(2,907,765)	$(1,794,608)	$(1,853,374)	$(1,255,740)

Class C:
Proceeds from shares issued	$168,956	$509,696	$488,069	$1,973,665	$497,890	$1,864,821
Dividends reinvested	32,814	—	—	2,288	—	2,917
Cost of shares redeemed	(137,152)	(65,216)	(472,323)	(62,014)	(489,975)	(50,696)

Change in net assets from Class C	$64,618	$444,480	$15,746	$1,913,939	$7,915	$1,817,042

Class Y:
Proceeds from shares issued	$22,275,979	$62,168,284	$25,883,377	$41,048,561	$52,651,031	$28,302,401
Dividends reinvested	3,699,549	7,973	—	43,331	61,585	81,808
Cost of shares redeemed	(32,613,627)	(23,742,044)	(97,564,359)	(82,448,830)	(36,166,503)	(37,556,188)

Change in net assets from Class Y	$(6,638,099)	$38,434,213	$(71,680,982)	$(41,356,938)	$16,546,113	$(9,171,979)

Change in net assets from capital transactions	$(6,408,652)	$39,350,437	$(76,319,431)	$(43,127,154)	$14,670,990	$(9,323,376)

Share Transactions:
Class A:
Issued	30,331	43,678	118,899	54,869	91,171	27,625
Reinvested	3,338	104	—	1,265	1,039	1,813
Redeemed	(20,699)	(2,215)	(321,307)	(285,341)	(94,788)	(87,861)

Net change in Class A	12,970	41,567	(202,408)	(229,207)	(2,578)	(58,423)

Class B:
Issued			755	1,835	1,543	3,308
Reinvested			—	—	—	1,503
Redeemed			(352,973)	(234,287)	(147,728)	(111,674)

Net change in Class B			(352,218)	(232,452)	(146,185)	(106,863)

Class C:
Issued	13,576	44,808	60,206	250,464	39,700	155,299
Reinvested	2,707	—	—	297	—	240
Redeemed	(11,083)	(5,667)	(58,187)	(7,908)	(38,792)	(4,241)

Net change in Class C	5,200	39,141	2,019	242,853	908	151,298

Class Y:
Issued	1,781,527	5,616,069	2,877,489	4,886,607	3,866,736	2,252,011
Reinvested	301,972	665	—	5,152	4,567	6,406
Redeemed	(2,614,371)	(2,071,526)	(10,672,676)	(9,781,134)	(2,662,202)	(3,002,102)

Net change in Class Y	(530,872)	3,545,208	(7,795,187)	(4,889,375)	1,209,101	(743,685)

Change in share transactions	(512,702)	3,625,916	(8,347,794)	(5,108,181)	1,061,246	(757,673)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
From Investment Activities:
Operations:
Net investment income	$1,896,144	$1,900,751	$12,985,935	$10,857,954	$12,820,543	$13,836,140
Net realized gains (losses) from investments and reimbursement from affiliates	21,230,989	24,968,577	(5,320,883)	275,702	1,944,124	2,616,007
Change in unrealized appreciation/ depreciation on investments	(8,671,400)	5,729,456	(6,239,526)	(345,138)	(10,529,391)	(3,540,022)

Change in net assets resulting from operations	14,455,733	32,598,784	1,425,526	10,788,518	4,235,276	12,912,125

Distributions to Class A Shareholders:
From net investment income	(29,785)	(21,647)	(169,659)	(175,491)	(277,861)	(368,370)
From net realized gains	—	—	(643)	(14,334)	(82,571)	(147,134)
Distributions to Class B Shareholders:
From net investment income	(2,951)	(5,090)	(118,746)	(119,901)	(90,662)	(108,644)
From net realized gains	—	—	(560)	(12,425)	(41,925)	(52,587)
Distributions to Class C Shareholders:
From net investment income	(6,505)	(86)	(40,060)	(19,664)	(322)	(319)
From net realized gains	—	—	(179)	(433)	(134)	(152)
Distributions to Class Y Shareholders:
From net investment income	(1,881,799)	(1,886,095)	(12,637,055)	(10,577,047)	(12,451,699)	(13,358,806)
From net realized gains	—	—	(44,146)	(777,307)	(4,023,324)	(4,823,386)

Change in net assets from shareholder distributions	(1,921,040)	(1,912,918)	(13,011,048)	(11,696,602)	(16,968,498)	(18,859,398)

Capital Transactions:
Change in net assets from capital share transactions	(48,836,203)	(24,428,322)	2,876,058	27,173,989	(19,727,486)	(23,752,446)

Change in net assets	(36,301,510)	6,257,544	(8,709,464)	26,265,905	(32,460,708)	(29,699,719)

Net Assets:
Beginning of year	188,482,976	182,225,432	304,023,308	277,757,403	328,181,828	357,881,547

End of year	$152,181,466	$188,482,976	$295,313,844	$304,023,308	$295,721,120	$328,181,828

Undistributed (distributions in excess of) net investment income	$1	$40,026	$(54,821)	$(54,617)	$35	$36

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	Value Fund		High Grade Core Fixed Income Fund		Tax-Free Securities Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
Capital Transactions:
Class A:
Proceeds from shares issued	$656,723	$465,501	$465,407	$423,285	$1,795,604	$807,895
Dividends reinvested	17,303	12,080	121,005	133,586	167,114	219,060
Cost of shares redeemed	(826,433)	(482,258)	(1,310,557)	(1,194,430)	(4,433,332)	(1,807,577)

Change in net assets from Class A	$(152,407)	$(4,677)	$(724,145)	$(637,559)	$(2,470,614)	$(780,622)

Class B:
Proceeds from shares issued	$83,910	$40,800	$—	$112,161	$58,339	$—
Dividends reinvested	2,726	5,027	103,584	116,795	77,187	99,929
Cost of shares redeemed	(231,741)	(158,300)	(1,037,431)	(599,157)	(982,114)	(747,598)

Change in net assets from Class B	$(145,105)	$(112,473)	$(933,847)	$(370,201)	$(846,588)	$(647,669)

Class C:
Proceeds from shares issued	$388,540	$1,793,426	$380,413	$1,325,473	$—	$70
Dividends reinvested	6,493	74	39,810	19,803	455	470
Cost of shares redeemed	(308,116)	(81,412)	(241,584)	(160,222)	—	(70)

Change in net assets from Class C	$86,917	$1,712,088	$178,639	$1,185,054	$455	$470

Class Y:
Proceeds from shares issued	$20,026,418	$31,949,876	$73,928,218	$90,979,692	$34,670,344	$35,715,265
Dividends reinvested	58,902	48,275	1,153,025	1,643,366	3,949,344	4,788,015
Cost of shares redeemed	(68,710,928)	(58,021,411)	(70,725,832)	(65,626,363)	(55,030,427)	(62,827,905)

Change in net assets from Class Y	$(48,625,608)	$(26,023,260)	$4,355,411	$26,996,695	$(16,410,739)	$(22,324,625)

Change in net assets from capital transactions	$(48,836,203)	$(24,428,322)	$2,876,058	$27,173,989	$(19,727,486)	$(23,752,446)

Share Transactions:
Class A:
Issued	65,517	50,251	43,068	38,242	175,783	75,198
Reinvested	1,698	1,310	11,243	12,021	16,297	20,481
Redeemed	(82,367)	(52,552)	(122,019)	(107,605)	(430,595)	(168,914)

Net change in Class A	(15,152)	(991)	(67,708)	(57,342)	(238,515)	(73,235)

Class B:
Issued	8,607	4,462	—	10,041	5,577	—
Reinvested	272	553	9,638	10,530	7,531	9,347
Redeemed	(23,084)	(17,920)	(96,960)	(53,979)	(95,970)	(69,726)

Net change in Class B	(14,205)	(12,905)	(87,322)	(33,408)	(82,862)	(60,379)

Class C:
Issued	39,306	195,778	35,642	119,790	—	7
Reinvested	651	8	3,711	1,791	45	44
Redeemed	(30,674)	(8,728)	(22,508)	(14,525)	—	(7)

Net change in Class C	9,283	187,058	16,845	107,056	45	44

Class Y:
Issued	1,981,473	3,461,432	6,801,580	8,139,234	3,336,077	3,335,237
Reinvested	5,768	5,235	106,477	146,760	384,175	446,226
Redeemed	(6,818,213)	(6,300,163)	(6,521,294)	(5,872,449)	(5,331,997)	(5,835,291)

Net change in Class Y	(4,830,972)	(2,833,496)	386,763	2,413,545	(1,611,745)	(2,053,828)

Change in share transactions	(4,851,046)	(2,660,334)	248,578	2,429,851	(1,933,077)	(2,187,398)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
From Investment Activities:
Operations:
Net investment income	$2,800,923	$2,614,664	$2,095,527	$1,754,753	$4,115,742	$3,631,065
Net realized losses from investments and reimbursement from affiliates	(1,689,160)	(357,386)	(645,170)	(63,008)	(831,923)	(694,029)
Change in unrealized appreciation/ depreciation on investments	625,450	(998,722)	(450,125)	(557,077)	783,679	(399,825)

Change in net assets resulting from operations	1,737,213	1,258,556	1,000,232	1,134,668	4,067,498	2,537,211

Distributions to Class A Shareholders:
From net investment income	(52,956)	(45,749)	(92,367)	(103,438)	(121,419)	(129,299)
From net realized gains	—	(235)	—	—	—	—
Distributions to Class B Shareholders:
From net investment income	—	—	—	—	(31,746)	(18,454)
Distributions to Class C Shareholders:
From net investment income	(17,477)	(7,612)	(204)	(153)	(37,634)	(12,539)
From net realized gains	—	(22)	—	—	—	—
Distributions to Class Y Shareholders:
From net investment income	(2,730,489)	(2,561,303)	(2,002,956)	(1,651,185)	(3,924,943)	(3,470,787)
From net realized gains	—	(12,012)	—	—	—	—

Change in net assets from shareholder distributions	(2,800,922)	(2,626,933)	(2,095,527)	(1,754,776)	(4,115,742)	(3,631,079)

Capital Transactions:
Change in net assets from capital share transactions	(25,145,868)	6,691,216	(2,150,625)	(2,913,326)	(34,084,842)	(89,404,837)

Change in net assets	(26,209,577)	5,322,839	(3,245,920)	(3,533,434)	(34,133,086)	(90,498,705)

Net Assets:
Beginning of year	88,402,459	83,079,620	68,863,664	72,397,098	135,343,293	225,841,998

End of year	$62,192,882	$88,402,459	$65,617,744	$68,863,664	$101,210,207	$135,343,293

Undistributed net investment income	$52	$51	$762	$762	$7,143	$7,143

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Statements of Changes in Net Assets, Continued

	High Grade Short Intermediate Fixed Income Fund		Tax-Free Short Intermediate Securities Fund		U.S. Government Short Fixed Income Fund
	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005	Year Ended July 31, 2006	Year Ended July 31, 2005
Capital Transactions:
Class A:
Proceeds from shares issued	$113,780	$293,228	$221,299	$546,100	$63,818	$7,255
Dividends reinvested	42,163	34,677	79,015	87,925	41,089	33,286
Cost of shares redeemed	(654,246)	(246,451)	(1,239,673)	(1,591,226)	(4,297,597)	(2,188,736)

Change in net assets from Class A	$(498,303)	$81,454	$(939,359)	$(957,201)	$(4,192,690)	$(2,148,195)

Class B:
Proceeds from shares issued					$70,821	$97,737
Dividends reinvested					28,091	17,513
Cost of shares redeemed					(468,971)	(460,531)

Change in net assets from Class B					$(370,059)	$(345,281)

Class C:
Proceeds from shares issued	$177,758	$689,422	$—	$70	$544,880	$2,009,183
Dividends reinvested	17,275	7,520	203	152	36,917	11,825
Cost of shares redeemed	(142,973)	(66,960)	—	(70)	(901,056)	(191,257)

Change in net assets from Class C	$52,060	$629,982	$203	$152	$(319,259)	$1,829,751

Class Y:
Proceeds from shares issued	$13,866,301	$37,424,651	$14,789,608	$16,459,279	$37,896,312	$60,660,048
Dividends reinvested	298,346	260,539	2,897	35,533	1,155,588	534,341
Cost of shares redeemed	(38,864,272)	(31,705,410)	(16,003,974)	(18,451,089)	(68,254,734)	(149,935,501)

Change in net assets from Class Y	$(24,699,625)	$5,979,780	$(1,211,469)	$(1,956,277)	$(29,202,834)	$(88,741,112)

Change in net assets from capital transactions	$(25,145,868)	$6,691,216	$(2,150,625)	$(2,913,326)	$(34,084,842)	$(89,404,837)

Share Transactions:
Class A:
Issued	11,773	30,112	21,778	52,729	6,369	722
Reinvested	4,408	3,550	7,808	8,534	4,099	3,305
Redeemed	(68,229)	(25,129)	(122,403)	(154,728)	(428,482)	(216,967)

Net change in Class A	(52,048)	8,533	(92,817)	(93,465)	(418,014)	(212,940)

Class B:
Issued					7,064	9,664
Reinvested					2,803	1,740
Redeemed					(46,737)	(45,699)

Net change in Class B					(36,870)	(34,295)

Class C:
Issued	18,642	70,465	—	7	54,349	199,590
Reinvested	1,809	774	20	15	3,683	1,176
Redeemed	(14,950)	(6,896)	—	(7)	(89,871)	(19,041)

Net change in Class C	5,501	64,343	20	15	(31,839)	181,725

Class Y:
Issued	1,444,750	3,823,881	1,449,315	1,588,466	3,775,621	6,017,407
Reinvested	31,128	26,651	286	3,413	115,201	53,033
Redeemed	(4,049,088)	(3,246,236)	(1,573,015)	(1,779,569)	(6,801,135)	(14,879,103)

Net change in Class Y	(2,573,210)	604,296	(123,414)	(187,690)	(2,910,313)	(8,808,663)

Change in share transactions	(2,619,757)	677,172	(216,211)	(281,140)	(3,397,036)	(8,874,173)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (98.8%)
China (7.4%)
Consumer Discretionary (3.4%)
1,399,000	China Resources Enterprise Ltd.	$3,082,522

Energy (1.2%)
586,000	China Shenhua Energy Co. Ltd.	1,054,361

Financials (0.1%)
13,500	Ping An Insurance Co. of China Ltd. (Group)	45,174

Industrials (1.6%)
628,000	Cosco Pacific Ltd.	1,396,651

Telecommunications (1.1%)
157,500	China Mobile Ltd.	1,014,540

		6,593,248

Hong Kong (23.0%)
Consumer Discretionary (7.4%)
319,000	Cheung Kong Holdings Ltd.	3,456,903
629,200	Li & Fung Ltd.	1,318,341
536,000	Shangri-La Asia Ltd.	1,102,367
270,500	Yue Yuen Industrial Holdings Ltd.	757,201

		6,634,812

Energy (2.9%)
3,082,500	CNOOC Ltd.	2,622,341

Financials (4.3%)
4,120	Dah Sing Banking Group Ltd.	8,145
753,000	Hang Lung Group Ltd.	1,899,484
3,732	Standard Chartered PLC	95,295
198,000	Wing Hang Bank Ltd.	1,815,660

		3,818,584

Industrials (4.2%)
288,242	Kerry Properties Ltd.	949,690
270,000	Lung Kee (Bermuda) Holdings Ltd.	150,465
63,500	Swire Pacific Ltd., Class A	659,526
622,500	Swire Pacific Ltd., Class B	1,179,320
615,500	Techtronic Industries Co. Ltd.	828,599

		3,767,600

Real Estate Investment Trust (0.3%)
145,000	Link REIT (b)	304,560

Telecommunications (0.4%)
356,000	SmarTone Telecommunications Holdings Ltd.	336,303

Utilities (3.5%)
1,372,000	Hong Kong & China Gas Co. Ltd.	3,104,256

		20,588,456

India (3.0%)
Financials (1.7%)
27,600	HDFC Bank Ltd., ADR	1,494,540

Information Technology (1.3%)
27,600	Infosys Technologies Ltd., ADR	1,134,084

		2,628,624

Shares	Security Description	Value
Common Stocks, Continued
Indonesia (0.8%)
Consumer Discretionary (0.8%)
636,500	PT Astra International, Inc.	$674,065

Malaysia (11.0%)
Consumer Discretionary (3.7%)
608,900	Astro All Asia Networks PLC	782,776
242,700	Genting Berhad	1,659,601
233,200	Tanjong PLC	880,241

		3,322,618

Consumer Staples (5.6%)
1,112,100	IOI Corp. Berhad	4,958,213

Financials (1.7%)
884,300	Bumiputra-Commerce Holdings Bhd	1,487,540

		9,768,371

Philippines (2.2%)
Financials (1.2%)
131,039	Ayala Corp.	1,082,862

Telecommunications (1.0%)
4,991	Philippine Long Distance Telephone Co.	200,882
17,000	Philippine Long Distance Telephone Co. ADR	666,230

		867,112

		1,949,974

Singapore (15.4%)
Consumer Staples (3.5%)
1,222,000	Fraser & Neave Ltd.	3,127,577

Financials (4.5%)
130,000	Great Eastern Holdings Ltd.	1,325,942
658,346	Oversea-Chinese Banking Corp. Ltd.	2,648,399

		3,974,341

Industrials (4.9%)
450,000	Keppel Corp. Ltd.	4,361,735

Telecommunications (2.5%)
956,285	Singapore Telecommunications Ltd.	1,569,071
479,000	StarHub Ltd.	655,458

		2,224,529

		13,688,182

South Korea (17.3%)
Construction (0.9%)
12,509	GS Engineering & Construction Corp.	838,475

Consumer Discretionary (6.3%)
21,100	Hyundai Mobis	1,754,650
53,100	LG Corp.	1,523,817
4,609	Shinsegae Co. Ltd.	2,278,433

		5,556,900

See notes to financial statements.

PACIFIC CAPITAL FUNDS

New Asia Growth Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
South Korea, continued
Financials (5.2%)
1	Kookmin Bank	$87
9,846	Samsung Fire & Marine Insurance Co. Ltd.	1,330,262
66,160	Shinhan Financial Group Co. Ltd.	3,256,724

		4,587,073

Information Technology (4.9%)
18,750	S1 Corp.	820,853
5,595	Samsung Electronics Co. Ltd.	3,562,798

		4,383,651

		15,366,099

Taiwan (12.9%)
Consumer Staples (1.2%)
1,330,000	Uni-President Enterprises Corp.	1,049,101

Financials (0.9%)
1,310,000	E.SUN Financial Holding Co. Ltd.	793,017

Industrials (1.9%)
356,273	Novatek Microelectronics Corp. Ltd.	1,753,700

Information Technology (7.9%)
383,999	Advantech Co. Ltd.	1,174,022
161,000	Asustek Computer, Inc.	362,284
896,250	Delta Electronics, Inc.	2,419,556
186,143	Hon Hai Precision Industry Co. Ltd.	1,104,065
766,551	Powertech Technology, Inc.	2,020,200

		7,080,127

Shares	Security Description	Value
Common Stocks, continued
Taiwan, continued
Telecommunications (1.0%)
459,000	Chunghwa Telecom Co. Ltd.	$846,206

		11,522,151

Thailand (3.7%)
Energy (1.9%)
266,500	PTT PCL	1,661,665

Financials (1.8%)
968,500	Kasikornbank Public Co. Ltd.	1,637,622

		3,299,287

United Kingdom (2.1%)
Financials (2.1%)
75,120	Standard Chartered PLC	1,899,783

Total Common Stocks (Cost $74,363,258)		87,978,240

Investment Company (0.8%)
673,709	Victory Institutional Money Market Fund, Investor Shares	673,709

Total Investment Company (Cost $673,709)		673,709

Total Investments (Cost $75,036,967) (a)—99.6%		88,651,949
Other assets in excess of liabilities—0.4%		393,177

Net Assets—100.0%		$89,045,126

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $99,184. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$15,136,184
Unrealized depreciation	(1,620,386)

Net unrealized appreciation	$13,515,798

(b)	Non-income producing security.

ADR—American Depositary Receipt

PCL—Public Company Limited

PLC—Public Limited Company

At July 31, 2006 the Fund’s foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Appreciation (Depreciation)
Short:
Hong Kong Dollar	8/1/06	217,265	$27,968	$27,973	$5
Singapore Dollar	8/1/06	292,908	185,244	184,928	(316)
Singapore Dollar	8/2/06	34,189	21,603	21,547	(56)

Total Short Contracts			$234,815	$234,448	$(367)

Long:
Hong Kong Dollar	8/1/06	2,679,244	$344,890	$344,823	$(67)

Total Long Contracts			$344,890	$344,823	$(67)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (98.9%)
Australia (2.1%)
Energy (0.8%)
51,501	Woodside Petroleum Ltd.	$1,688,280

Financials (0.7%)
85,847	Westpac Banking Corp.	1,446,885

Information Technology (0.6%)
217,760	Computershare Ltd.	1,311,254

		4,446,419

Austria (0.6%)
Financials (0.6%)
22,770	Erste Bank de Oesterreichischen Sparkassen AG	1,313,341

Belgium (0.7%)
Consumer Staples (0.7%)
28,300	InBev NV	1,485,555

Brazil (2.4%)
Energy (0.7%)
17,049	Petroleo Brasileiro SA, ADR	1,566,462

Materials (1.2%)
22,900	Aracruz Celulose SA, ADR	1,144,542
68,200	Companhia Vale do Rio Doce, ADR	1,357,180

		2,501,722

Utilities (0.5%)
23,900	Companhia Energetica de Minas Gerais SA, ADR	1,042,279

		5,110,463

Canada (4.0%)
Energy (1.3%)
29,385	Cameco Corp.	1,172,462
19,462	Suncor Energy, Inc.	1,577,395

		2,749,857

Financials (1.0%)
13,479	IGM Financial, Inc.	564,107
46,978	Manulife Financial Corp.	1,488,263

		2,052,370

Information Technology (0.4%)
90,441	Celestica, Inc. (b)	858,285

Materials (1.3%)
30,800	Alcan, Inc.	1,409,408
19,500	Inco Ltd.	1,516,515

		2,925,923

		8,586,435

China (1.5%)
Consumer Discretionary (0.4%)
2,852,000	Denway Motors Ltd.	917,644

Energy (1.1%)
2,148,000	China Petroleum & Chemical Corp.	1,205,328
1,610,000	Yanzhou Coal Mining Co. Ltd.	1,133,438

		2,338,766

		3,256,410

Shares	Security Description	Value
Common Stocks, continued
Denmark (1.1%)
Industrials (1.1%)
82,702	Vestas Wind Systems A/S (b)	$2,230,405

Finland (1.0%)
Consumer Discretionary (0.5%)
78,190	Nokian Renkaat Oyj	1,080,535

Information Technology (0.5%)
52,300	Nokia Oyj	1,037,370

		2,117,905

France (11.0%)
Consumer Discretionary (1.3%)
11,222	LVMH Moet Hennessy Louis Vuitton SA	1,127,274
47,600	Vivendi Universal SA	1,611,673

		2,738,947

Consumer Staples (1.1%)
37,096	Carrefour SA	2,312,578

Energy (2.3%)
24,574	Technip SA	1,319,468
51,382	Total SA, ADR	3,505,794

		4,825,262

Financials (2.2%)
38,847	Axa, ADR	1,335,948
18,891	BNP Paribas SA	1,838,529
41,891	Credit Agricole S.A.	1,683,752

		4,858,229

Health Care (0.5%)
10,982	Essilor International SA	1,098,256

Industrials (1.3%)
26,311	Schneider Electric SA	2,705,164

Information Technology (0.5%)
72,000	STMicroelectronics NV, NY Registered Shares	1,077,120

Telecommunications (0.7%)
69,200	France Telecom SA	1,449,474

Utilities (1.1%)
23,015	Suez SA	954,157
26,000	Veolia Environnement	1,411,975

		2,366,132

		23,431,162

Germany (4.1%)
Consumer Discretionary (1.1%)
47,848	Adidas-Salomon AG	2,232,410

Financials (0.5%)
6,936	Allianz AG	1,089,176

Industrials (0.7%)
18,460	Siemens AG	1,489,843

Information Technology (0.5%)
21,128	SAP AG, ADR	964,071

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Germany, continued
Utilities (1.3%)
13,993	E.ON AG	$1,688,896
14,388	RWE AG	1,261,541

		2,950,437

		8,725,937

Greece (0.4%)
Consumer Discretionary (0.4%)
35,656	Folli-Follie SA, Registered Shares	825,185

Hong Kong (3.0%)
Consumer Discretionary (1.5%)
244,500	Esprit Holdings Ltd.	1,859,735
587,462	Shangri-La Asia Ltd.	1,208,206

		3,067,941

Industrials (0.7%)
77,000	Hutchison Whampoa Ltd.	702,622
1,256,500	Johnson Electric Holdings Ltd.	881,340

		1,583,962

Telecommunications (0.8%)
715,000	Foxconn International Holdings Ltd. (b)	1,661,913

		6,313,816

India (1.5%)
Financials (0.5%)
21,000	HDFC Bank Ltd., ADR	1,137,150

Information Technology (1.0%)
31,852	Infosys Technologies Ltd., ADR	1,308,799
52,617	Patni Computer Systems Ltd., ADR	697,175

		2,005,974

		3,143,124

Israel (0.9%)
Health Care (0.5%)
34,172	Teva Pharmaceutical Industries Ltd., ADR	1,130,410

Information Technology (0.4%)
47,500	Check Point Software Technologies Ltd. (b)	798,000

		1,928,410

Italy (3.2%)
Energy (1.3%)
58,333	ENI SpA	1,788,821
37,924	Saipem SpA	873,798

		2,662,619

Financials (1.9%)
541,545	UniCredito Italiano SpA	4,167,274

		6,829,893

Japan (18.3%)
Consumer Discretionary (3.4%)
61,400	Denso Corp.	2,105,051
293,000	Isuzu Motors Ltd.	1,058,205
97,300	Nissan Motor Co. Ltd.	1,049,139

Shares	Security Description	Value
Common Stocks, continued
Japan, continued
Consumer Discretionary, continued
107,000	Sharp Corp.	$1,808,069
23,800	Toyota Motor Corp.	1,258,205

		7,278,669

Consumer Staples (0.6%)
115,000	Ajinomoto Co., Inc.	1,294,164

Financials (5.3%)
130,000	Bank of Yokohama Ltd. (The)	1,042,223
68,000	Chugoku Bank Ltd. (The)	910,582
194,000	Joyo Bank Ltd. (The)	1,186,374
57	Millea Holdings, Inc.	1,103,900
68,100	Nomura Holdings, Inc.	1,208,964
10,280	ORIX Corp.	2,694,878
173	Sumitomo Mitsui Financial Group, Inc.	1,841,227
118,000	Sumitomo Trust & Banking Co. Ltd. (The)	1,252,779

		11,240,927

Health Care (1.2%)
71,000	Shionogi & Co. Ltd.	1,347,160
17,000	Takeda Pharmaceutical Co. Ltd.	1,097,444

		2,444,604

Industrials (3.0%)
55,000	JS Group Corp.	1,129,940
235,000	Marubeni Corp.	1,248,495
12,300	SMC Corp.	1,574,117
70,000	Sumitomo Corp.	991,712
54,700	THK Co. Ltd.	1,455,422

		6,399,686

Information Technology (2.9%)
30,750	Canon, Inc.	1,478,082
28,100	Ibiden Co. Ltd.	1,358,056
22,900	Nidec Corp.	1,626,154
9,400	Nintendo Co. Ltd.	1,755,683

		6,217,975

Materials (0.8%)
22,000	Nitto Denko Corp.	1,598,709

Telecommunications (0.6%)
209	KDDI Corp.	1,356,504

Utilities (0.5%)
304,000	OSAKA Gas Co. Ltd.	1,026,328

		38,857,566

Mexico (1.1%)
Consumer Staples (0.6%)
42,905	Wal-Mart de Mexico SA de CV, ADR	1,330,081

Industrials (0.5%)
36,600	Cemex SA de CV, ADR	1,036,512

		2,366,593

Netherlands (2.3%)
Consumer Discretionary (0.5%)
34,900	Koninklijke (Royal) Philips Electronics NV	1,149,257

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Netherlands, continued
Consumer Staples (0.6%)
24,600	Royal Numico NV	$1,180,106

Financials (1.2%)
41,577	ABN AMRO Holding NV	1,150,727
35,313	ING Groep NV	1,433,340

		2,584,067

		4,913,430

Norway (0.5%)
Materials (0.5%)
74,000	Norske Skogsindustrier ASA	1,139,803

Russia (1.2%)
Energy (0.7%)
16,396	LUKOIL, ADR	1,423,173

Materials (0.5%)
43,878	Evraz Group SA, GDR (c)	1,053,072

		2,476,245

Singapore (2.1%)
Financials (1.4%)
250,000	DBS Group Holdings Ltd.	2,866,646

Industrials (0.7%)
160,000	Keppel Corp. Ltd.	1,550,839

		4,417,485

South Africa (0.3%)
Energy (0.3%)
15,000	Sasol Ltd.	540,729

South Korea (1.7%)
Financials (0.6%)
14,680	Kookmin Bank	1,282,271

Information Technology (1.1%)
3,800	Samsung Electronics Co. Ltd.	2,419,773

		3,702,044

Spain (3.9%)
Financials (2.5%)
118,318	Banco Bilbao Vizcaya Argentaria SA	2,514,575
184,139	Banco Santander Central Hispano SA	2,789,272

		5,303,847

Telecommunications (1.4%)
172,453	Telefonica SA	2,916,212

		8,220,059

Sweden (0.6%)
Consumer Discretionary (0.6%)
112,000	Eniro AB	1,290,340

Switzerland (9.7%)
Consumer Staples (1.2%)
7,949	Nestle SA	2,605,620

Financials (1.7%)
43,791	Credit Suisse Group	2,454,389
20,046	UBS AG, Registered Shares	1,090,944

		3,545,333

Shares	Security Description	Value
Common Stocks, continued
Switzerland, continued
Health Care (4.1%)
69,113	Novartis AG	$3,927,003
11,990	Roche Holding AG, Genusschien	2,134,458
2,280	Serono SA, Class B	1,542,920
9,750	Synthes, Inc.	1,125,427

		8,729,808

Materials (2.7%)
18,600	Ciba Specialty Chemicals AG, Registered Shares	1,029,637
20,990	Holcim Ltd.	1,638,831
19,900	Lonza Group AG, Registered Shares	1,351,524
11,945	Syngenta AG	1,717,664

		5,737,656

		20,618,417

Taiwan (0.9%)
Information Technology (0.9%)
454,738	Taiwan Semiconductor Manufacturing Co. Ltd.	761,882
121,668	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,054,862

		1,816,744

United Kingdom (18.8%)
Consumer Discretionary (4.0%)
327,223	British Sky Broadcasting Group PLC	3,425,698
29,923	Carnival PLC	1,193,254
267,932	Kingfisher PLC	1,223,582
187,000	Reuters Group PLC	1,372,663
550,105	Signet Group PLC	1,032,622

		8,247,819

Consumer Staples (1.3%)
31,491	Reckitt Benckiser PLC	1,263,428
237,995	Tesco PLC	1,598,072

		2,861,500

Energy (1.3%)
38,526	BP PLC, ADR	2,793,906

Financials (6.3%)
153,356	Barclays PLC	1,798,830
207,195	Cattles PLC	1,290,639
169,431	HBOS PLC	3,083,930
86,400	HSBC Holdings PLC	1,557,889
32,600	Man Group PLC	1,494,245
363,637	Old Mutual PLC	1,100,304
167,796	Prudential Corp. PLC	1,762,925
33,954	Royal Bank of Scotland Group PLC (The)	1,104,762

		13,193,524

Health Care (2.7%)
23,100	AstraZeneca PLC	1,410,447
47,553	GlaxoSmithKline PLC	1,315,415
339,802	Smith & Nephew PLC	2,925,880

		5,651,742

See notes to financial statements.

PACIFIC CAPITAL FUNDS

International Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
United Kingdom, continued
Industrials (0.6%)
478,045	Hays PLC	$1,194,242

Information Technology (0.8%)
770,216	ARM Holdings PLC	1,672,381

Materials (1.2%)
138,782	BHP Billiton PLC	2,628,457

Telecommunications (0.6%)
63,364	Vodafone Group PLC, ADR	1,373,732

		39,617,303

Total Common Stocks (Cost $188,962,615)		209,721,218

Shares	Security Description	Value
Investment Company (0.7%)
1,422,847	Victory Institutional Money Market Fund, Investor Shares	$1,422,847

Total Investment Company (Cost $1,422,847)		1,422,847

Total Investments (Cost $190,385,462) (a)—99.6%		211,144,065
Other assets in excess of liabilities—0.4%		922,925

Net Assets—100.0%		$212,066,990

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $789,253. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$25,727,410
Unrealized depreciation	(5,758,060)

Net unrealized appreciation	$19,969,350

(b)	Non-income producing security.
(c)	Restricted security.

AB—Aktiebolag (Swedish Co.)

ADR—American Depositary Receipt

AG—Aktiengesellschaft (West German Stock Co.)

ASA—Allmennaksjeselskap (Norwegian Inc.)

GDR—Global Depositary Receipt

NV—Naamloze Vennootschaap (Dutch Corp.)

PLC—Public Limited Company

SA—Societe Anonyme (French Corp.)

SpA—Societa per Azioni (Italian Corp.)

At July 31, 2006 the Fund’s foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Value	Unrealized Depreciation
Short:
Danish Krone	8/1/06	124,475	$21,148	$20,981	$(167)
European Euro	8/1/06	148,150	187,972	186,727	(1,245)
Great Britian Pound	8/1/06	88,190	164,043	163,364	(679)
Swedish Krona	8/1/06	129,405	17,800	17,638	(162)
Swiss Franc	8/2/06	148,342	119,708	118,832	(876)

Total Short Contracts			$510,671	$507,542	$(3,129)

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (95.3%)
Consumer Discretionary (15.0%)
2,530	Adesa, Inc.	$51,637
2,800	ADVO, Inc.	101,388
11,100	American Woodmark Corp.	377,178
212,300	Applebee’s International, Inc.	3,770,448
4,300	Bon-Ton Stores, Inc. (The)	106,081
105,000	CBRL Group, Inc.	3,430,350
5,080	Central Eurpoean Media Enterprises Ltd. (b)	309,067
79,900	Charlotte Russe Holding, Inc. (b)	2,091,782
127,400	Charming Shoppes, Inc. (b)	1,313,494
12,200	Christopher & Banks Corp.	343,918
3,090	Conn’s, Inc. (b)	79,475
7,070	Cumulus Media, Inc. (b)	67,165
99,800	Deckers Outdoor Corp. (b)	4,255,472
4,310	Dick’s Sporting Goods, Inc. (b)	156,927
156,900	Domino’s Pizza, Inc.	3,567,906
5,530	Dover Downs Gaming & Entertainment, Inc.	88,757
141,220	DSW, Inc., Class A (b)	4,848,083
29,500	Entercom Communications Corp.	747,825
9,010	Furniture Brands International, Inc.	180,741
656,220	Gemstar-TV Guide International, Inc. (b)	1,889,914
12,540	Genesco, Inc. (b)	339,458
21,740	Gevity HR, Inc.	482,845
13,910	Global Imaging Systems Inc. (b)	588,115
81,200	Group 1 Automotive, Inc.	4,979,183
42,100	IHOP Corp.	1,913,866
272,600	IKON Office Solutions, Inc.	3,764,606
124,400	Interstate Hotels & Resorts, Inc. (b)	1,236,536
800	J. Crew Group, Inc. (b)	21,328
10,560	Jack in the Box, Inc. (b)	416,486
24,940	Journal Register Co.	191,040
34,900	Lee Enterprises, Inc.	866,567
211,600	Lions Gate Entertainment Corp. (b)	1,965,764
4,860	Live Nation, Inc. (b)	101,866
73,100	Lone Star Steakhouse & Saloon, Inc.	1,709,809
24,160	Mediacom Communications Corp. (b)	152,208
3,420	Men’s Wearhouse, Inc. (The)	106,396
155,800	Metal Management, Inc.	4,437,184
19,800	Mothers Work, Inc. (b)	691,416
89,240	Multimedia Games, Inc. (b)	873,660
3,050	Pantry, Inc. (The) (b)	150,335
28,900	Perry Ellis International, Inc. (b)	747,354
4,100	Phillips-Van Heusen Corp.	145,673
5,810	Polaris Industries, Inc.	222,058
161,500	Prestige Brands Holdings, Inc. (b)	1,417,970
6,940	PW Eagle Inc.	201,607
118,300	Radio One, Inc., Class D (b)	849,394
126,400	Russell Corp.	2,276,464
4,910	Schweitzer-Mauduit International, Inc.	99,329

Shares	Security Description	Value
Common Stocks, continued
Consumer Discretionary, continued
130,480	Scottish Re Group Ltd.	$520,615
23,080	Select Comfort Corp. (b)	465,062
27,130	Skechers U.S.A., Inc. (b)	591,705
6,800	Stanley Furniture Co., Inc.	153,952
28,720	Steelcase, Inc., Class A	421,897
8,850	Stride Rite Corp. (The)	112,041
2,370	Thor Industries, Inc.	101,531
11,900	True Religion Apparel, Inc. (b)	219,198
106,150	Tuesday Morning Corp.	1,534,929
107,800	Warnaco Group, Inc. (The) (b)	1,919,918

		64,766,973

Consumer Staples (0.4%)
42,200	Ralcorp Holdings, Inc. (b)	1,758,896

Energy (4.2%)
10,290	Berry Petroleum Co.	346,156
7,030	Cabot Oil & Gas Corp.	370,833
38,600	Callon Petroleum Co. (b)	719,890
156,900	CMS Energy Corp. (b)	2,198,169
67,700	Core Laboratories N.V. (b)	4,942,099
105,200	Covanta Holding Corp. (b)	1,856,780
16,400	Delek US Holdings, Inc. (b)	267,320
17,820	Frontier Oil Corp.	628,155
15,550	FuelCell Energy, Inc. (b)	137,307
3,660	Giant Industries, Inc. (b)	261,361
17,000	Grey Wolf, Inc. (b)	130,220
45,400	Holly Corp.	2,297,239
56,900	Natco Group Inc., Class A (b)	2,162,200
132,900	Parker Drilling Co. (b)	964,854
6,900	RPC, Inc.	158,700
8,720	Trico Marine Services, Inc. (b)	319,588
9,420	W&T Offshore, Inc.	320,845

		18,081,716

Financials (15.1%)
7,950	Advanta Corp., Class B	286,439
57,400	AMCORE Financial, Inc.	1,644,510
103,800	Ashford Hospitality Trust, Inc.	1,219,650
56,540	Associated Banc-Corp	1,773,094
16,800	Boston Private Financial Holdings, Inc.	422,184
112,350	Brookline Bancorp, Inc.	1,458,303
4,810	Cash America International, Inc.	164,743
267,400	Castlepoint Holdings Ltd. (b)(c)	2,941,400
65,300	Community Bank System, Inc.	1,381,748
10,090	CompuCredit Corp. (b)	329,640
154,000	Corus Bankshares, Inc.	3,555,860
10,230	Encore Capital Group, Inc. (b)	125,522
70,800	Equity One, Inc.	1,548,396
35,500	Fidelity Bankshares, Inc.	1,366,750
134,700	Fieldstone Investment Corp.	1,219,035
70,300	Financial Federal Corp.	1,888,961
24,510	First Community Bancorp.	1,345,109
142,000	First Niagara Financial Group, Inc.	2,077,460
29,800	FirstFed Financial Corp. (b)	1,682,210
2,820	FPIC Insurance Group, Inc. (b)	108,993
116,300	Greater Bay Bancorp	3,330,832

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
40,400	Hancock Holding Co.	$2,084,640
13,160	IndyMac Bancorp, Inc.	556,010
29,200	Integra Bank Corp.	709,852
94,200	Investment Technology Group, Inc. (b)	4,743,912
117,700	Knight Capital Group, Inc. (b)	1,946,758
110,800	Lazard Ltd., Class A	4,326,740
74,512	Macatawa Bank Corp.	1,736,875
19,900	MAF Bancorp, Inc.	815,900
42,018	Marshall & Ilsley Corp.	1,973,585
40,530	Mercantile Bank	1,661,730
19,900	MoneyGram International, Inc.	609,935
41,400	Nara Bancorp, Inc.	762,174
51,210	Navigators Group, Inc. (The) (b)	2,176,937
12,760	Net 1 UEPS Technologies, Inc. (b)	286,717
50,400	Oak Hill Financial, Inc.	1,302,840
33,200	Old National Bancorp	633,456
9,790	optionsXpress Holdings, Inc.	256,302
20,800	PHH Corp. (b)	520,208
133,000	Quanta Capital Holdings Ltd. (b)	293,930
8,790	Seabright Insurance Holdings, Inc. (b)	114,270
1,800	Taylor Capital Group Inc.	56,826
83,800	TNS, Inc. (b)	1,726,280
92,200	Tower Group, Inc.	2,767,844
75,000	United PanAm Financial Corp. (b)	1,431,750
22,690	Waddell & Reed Financial, Inc.	493,961
26,600	Whitney Holding Corp.	959,994
8,370	Wright Express Corp. (b)	250,682

		65,070,947

Health Care (4.9%)
3,950	Air Methods Corp. (b)	76,038
29,340	Alkermes, Inc. (b)	503,474
12,740	Anadys Pharmaceuticals, Inc. (b)	42,297
11,270	Applera Corp.—Celera Genomics Group (b)	152,145
1,570	Arrow International, Inc.	49,816
4,400	ArthroCare Corp. (b)	193,776
2,720	Biosite Diagnostic (b)	106,026
1,100	Bruker BioSciences Corp. (b)	6,424
10,980	Candela Corp. (b)	171,288
36,250	Connetics Corp. (b)	347,275
31,450	CV Therapeutics, Inc. (b)	385,263
14,640	Cytokinetics, Inc. (b)	85,205
23,900	Encysive Pharmaceuticals, Inc. (b)	93,449
43,100	Haemonetics Corp. (b)	1,890,797
4,100	HealthSpring, Inc. (b)	76,301
129,509	HealthTronics, Inc. (b)	850,874
1,380	Hologic, Inc. (b)	61,976
11,270	Human Genome Sciences, Inc. (b)	109,432
19,380	ICOS Corp. (b)	442,639
2,600	ICU Medical, Inc. (b)	108,628
8,100	Immucor, Inc. (b)	161,271

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
20,000	Incyte Corp. (b)	$85,200
8,210	Isis Pharmaceuticals, Inc. (b)	49,342
6,180	K-V Pharmaceutical Co. (b)	117,111
14,400	Kendle International, Inc. (b)	418,608
9,040	Magellan Health Services, Inc. (b)	434,553
16,350	Mannatech, Inc.	237,075
100,500	Matria Healthcare, Inc. (b)	2,479,334
9,650	Medarex, Inc. (b)	90,228
6,380	Medical Action Industries, Inc. (b)	141,445
54,200	MGI PHARMA, Inc. (b)	791,862
6,360	Molina Healthcare, Inc. (b)	210,770
74,500	NBTY, Inc. (b)	2,199,985
19,180	Neurogen Corp. (b)	101,270
136,100	Novavax, Inc. (b)	526,707
48,050	NPS Pharmaceuticals, Inc. (b)	187,395
17,090	Nu Skin Enterprises, Inc., Class A	244,387
7,550	Onyx Pharmaceuticals, Inc. (b)	118,611
58,200	Orthofix International N.V. (b)	2,293,079
3,200	OSI Pharmaceuticals, Inc. (b)	106,848
40,990	Palatin Technologies, Inc. (b)	81,160
5,250	Palomar Medical Technologies, Inc. (b)	199,973
14,820	PSS World Medical, Inc. (b)	294,177
8,890	Quidel Corp. (b)	84,811
31,990	Regeneron Pharmaceuticals, Inc. (b)	436,983
6,000	Renovis, Inc. (b)	75,900
30,350	Rigel Pharmaceuticals, Inc. (b)	309,570
6,570	Sciele Pharma, Inc. (b)	134,291
3,310	Sirona Dental Systems, Inc.	110,521
13,470	Sonus Pharmaceuticals, Inc. (b)	66,003
24,190	Threshold Pharmaceuticals, Inc. (b)	39,188
13,020	Universal Health Services, Inc., Class B	729,120
2,120	West Pharmaceutical Services, Inc.	82,256
6,440	ZOLL Medical Corp. (b)	226,430
85,990	ZymoGenetics, Inc. (b)	1,622,631

		21,241,218

Industrials (16.5%)
4,730	A.O. Smith Corp.	202,728
104,500	AAR Corp. (b)	2,474,560
20,360	Acuity Brands, Inc.	890,343
8,050	Advanced Energy Industries, Inc. (b)	104,167
206,300	AGCO Corp. (b)	4,736,647
4,500	Applied Industrial Technologies, Inc.	104,940
8,390	Asyst Technologies, Inc. (b)	58,478
6,020	BE Aerospace, Inc. (b)	148,995
70,100	Blount International, Inc. (b)	764,090
13,400	Bucyrus International, Inc., Class A	652,714
294,800	CAE, Inc.	2,267,012
153,300	Champion Enterprises, Inc. (b)	1,016,379

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Industrials, continued
149,900	Columbus McKinnon Corp. (b)	$2,822,617
51,200	Corrections Corp. of America (b)	2,795,520
21,600	CRA International, Inc. (b)	976,536
21,600	Crane Co.	829,440
4,820	Diodes, Inc. (b)	172,990
83,200	Dycom Industries, Inc. (b)	1,496,768
93,500	EMCOR Group, Inc. (b)	4,817,119
134,200	EnPro Industries, Inc. (b)	4,197,776
43,800	ESCO Technologies, Inc. (b)	2,307,822
4,550	FreightCar America, Inc.	244,153
72,000	Gardner Denver, Inc. (b)	2,494,800
72,600	General Cable Corp. (b)	2,591,820
77,900	Griffon Corp. (b)	1,762,098
29,800	IAMGOLD Corp.	278,332
2,700	Intevac, Inc. (b)	56,889
113,000	IXYS Corp. (b)	1,062,200
15,380	JLG Industries, Inc.	278,378
125,000	Kaydon Corp.	4,531,250
70,100	KEMET Corp. (b)	586,737
37,600	Kennametal, Inc.	2,002,200
89,600	Korn/Ferry International (b)	1,663,872
4,500	Lamson & Sessions Co. (The) (b)	126,135
4,230	Lennox International, Inc.	96,486
13,330	Micrel, Inc. (b)	142,364
194,700	Nalco Holding Co. (b)	3,280,695
2,910	NewMarket Corp.	144,860
7,010	Nordson Corp.	318,955
11,700	NovAtel, Inc. (b)	502,047
14,930	OmniVision Technologies, Inc. (b)	283,670
190,600	Orbital Sciences Corp. (b)	3,413,646
37,000	Planar Systems, Inc. (b)	390,720
8,500	Plexus Corp. (b)	211,820
14,700	QLogic Corp. (b)	257,103
3,780	Semtech Corp. (b)	48,762
16,260	Silicon Image, Inc. (b)	172,031
292,200	Stewart Enterprises, Inc., Class A	1,563,270
57,800	Superior Energy Services, Inc. (b)	1,979,650
8,060	Tennant Co.	191,586
73,050	Transmeta Corp. (b)	98,618
4,450	United Industrial Corp.	200,206
51,300	URS Corp. (b)	2,031,480
10,400	Varian, Inc. (b)	467,792
39,337	Varian Semiconductor Equipment Associates, Inc. (b)	1,246,983
88,900	Wabtec Corp.	2,361,184

		70,920,433

Information Technology (15.2%)
251,300	3Com Corp. (b)	1,191,162
19,950	Actuate Corp. (b)	80,798
100,230	Acxiom Corp.	2,453,630
96,900	Aeroflex, Inc. (b)	982,566
57,900	American Reprographics Co. (b)	1,851,642
4,610	Ansoft Corp. (b)	95,796
9,950	ANSYS, Inc. (b)	456,606
40,880	Atmel Corp. (b)	195,815
90,940	Benchmark Electronics, Inc. (b)	2,212,570

Shares	Security Description	Value
Common Stocks, continued
Information Technology, continued
89,900	Blackbaud, Inc.	$1,875,314
901,590	Brocade Communications Systems, Inc. (b)	5,643,953
6,750	CalAmp Corp. (b)	42,458
196,300	ChipMOS TECHNOLOGIES (Bermuda) Ltd. (b)	1,162,096
13,940	Click Commerce, Inc. (b)	207,845
68,900	Comtech Telecommunications Corp. (b)	1,912,664
53,500	CryptoLogic, Inc.	1,120,825
4,400	Cymer, Inc. (b)	172,128
3,980	Digital River, Inc. (b)	178,463
12,650	EarthLink, Inc. (b)	91,207
190,100	EFJ, Inc. (b)	1,241,353
77,900	Electro Scientific Industries, Inc. (b)	1,369,482
65,100	Emulex Corp. (b)	969,339
1,600	Equinix, Inc. (b)	83,808
5,080	FactSet Research Systems, Inc.	223,012
17,800	Fair Isaac Corp.	601,284
83,900	Foundry Networks, Inc. (b)	869,204
100,200	GigaMedia Ltd. (b)	877,752
5,210	Imergent, Inc. (b)	66,167
34,630	Indus International, Inc. (b)	81,727
53,200	Intergraph Corp. (b)	1,890,196
130,000	Interwoven, Inc. (b)	1,232,400
12,010	ITT Educational Services, Inc. (b)	809,714
8,380	j2 Global Communications, Inc. (b)	234,640
28,390	Jack Henry & Associates, Inc.	535,719
7,790	Komag, Inc. (b)	298,435
132,500	Lightbridge, Inc. (b)	1,530,375
64,700	ManTech International Corp. (b)	1,823,893
137,400	Mattson Technology, Inc. (b)	1,118,436
175,200	Mentor Graphics Corp. (b)	2,414,256
158,600	Methode Electronics, Inc.	1,268,800
2,620	MicroStrategy, Inc., Class A (b)	216,019
2,750	MTS Systems Corp.	101,365
9,020	Multi-Fineline Electronix, Inc. (b)	224,237
6,690	Open Solutions, Inc. (b)	184,979
29,000	Orbotech Ltd. (b)	625,240
11,770	Packeteer, Inc. (b)	107,696
243,900	Power-One, Inc. (b)	1,541,448
57,900	RADVision Ltd. (b)	845,340
4,930	Radyne Corp. (b)	55,117
11,110	RealNetworks, Inc. (b)	110,989
94,400	Reynolds & Reynolds Co. (The), Class A	3,340,816
32,400	ROFIN-SINAR Technologies, Inc. (b)	1,744,092
44,900	Rogers Corp. (b)	2,559,300
68,800	Secure Computing Corp. (b)	382,528
404,000	SonicWALL, Inc. (b)	4,040,000
5,760	SPSS, Inc. (b)	155,693
155,700	Staktek Holdings, Inc. (b)	959,112
7,370	Sykes Enterprises, Inc. (b)	120,278
28,900	TALX Corp.	593,895

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Information Technology, continued
87,800	TETRA Technologies, Inc. (b)	$1,407,434
26,850	Trident Microsystems, Inc. (b)	462,357
13,110	TTM Technologies, Inc. (b)	144,734
220,300	webMethods, Inc. (b)	1,639,032
10,000	Websense, Inc. (b)	187,500
149,100	Zoran Corp. (b)	2,393,055

		65,609,786

Materials (11.8%)
3,810	Albemarle Corp.	192,100
29,620	Amkor Technology, Inc. (b)	183,052
5,400	Ampco-Pittsburgh Corp.	170,208
27,300	Baldor Electric Co.	808,080
143,200	Belden CDT, Inc.	4,646,840
4,070	Bowater, Inc.	82,540
2,250	Carpenter Technology Corp.	221,400
177,600	Century Aluminum Co. (b)	5,482,511
2,050	Chaparral Steel Co. (b)	143,890
18,000	CLARCOR, Inc.	511,740
11,300	Cleveland-Cliffs, Inc.	408,495
212,400	Commercial Metals Co.	4,819,356
64,100	ElkCorp	1,598,654
16,600	Greif, Inc., Class A	1,148,886
97,400	H.B. Fuller Co.	3,894,052
166,300	Hercules, Inc. (b)	2,311,570
12,500	Insteel Industries, Inc.	258,750
3,430	Mueller Industries, Inc.	126,018
2,170	Olympic Steel, Inc.	76,319
135,300	OM Group, Inc. (b)	4,751,736
77,300	Packaging Corp. of America	1,772,489
4,890	Pioneer Cos., Inc. (b)	128,411
41,200	Quanex Corp.	1,495,148
72,290	Regal-Beloit Corp.	2,873,528
14,400	Reliance Steel & Aluminum Co.	516,240
41,400	RTI International Metals, Inc. (b)	1,907,712
46,400	Spartech Corp.	1,070,912
88,300	Steel Dynamics, Inc.	5,123,166
36,310	Steel Technologies, Inc.	842,755
41,400	Stillwater Mining Co. (b)	482,724
7,100	Sun Hydraulics Corp.	128,368
93,800	Westlake Chemical Corp.	2,570,120

		50,747,770

Real Estate Investment Trust (3.8%)
3,150	Capital Trust, Inc., Class A	108,297
43,600	Cousins Properties, Inc.	1,385,172
4,440	DiamondRock Hospitality Co.	71,351
142,400	DiamondRock Hospitality Co. (c)	2,288,368
53,000	Healthcare Realty Trust, Inc.	1,753,770
22,800	Highland Hospitality Corp.	304,380
26,120	Impac Mortgage Holdings, Inc.	281,312
59,900	JER Investors Trust, Inc.	928,450
76,700	JER Investors Trust, Inc. (c)	1,188,850
104,400	KKR Financial Corp.	2,417,905
80,200	Newcastle Investment Corp.	2,060,338
4,480	Strategic Hotels & Resorts, Inc.	89,376
6,250	Sunstone Hotel Investors, Inc.	177,250
53,421	Ventas, Inc.	1,908,732

Shares	Security Description	Value
Common Stocks, continued
Real Estate Investment Trust, continued
39,200	Washington Real Estate Investment Trust	$1,453,536

		16,417,087

Telecommunications (1.0%)
44,300	ADTRAN, Inc.	968,841
10,430	Atlantic Tele-Network, Inc.	193,789
66,700	Carrier Access Corp. (b)	513,590
50,450	CSG Systems International, Inc. (b)	1,313,718
7,060	Dobson Communications Corp., Class A (b)	47,373
2,510	eFunds Corp. (b)	52,785
55,800	iBasis, Inc. (b)	468,162
4,460	InterDigital Communications Corp. (b)	122,249
6,500	NeuStar, Inc. (b)	200,590
10,330	Premiere Global Services, Inc. (b)	75,719
9,160	Sirenza Microdevices, Inc. (b)	86,928
4,200	Syniverse Holdings, Inc. (b)	58,716

		4,102,460

Transportation (5.2%)
365,600	ABX Air, Inc. (b)	1,970,584
3,574	Arkansas Best Corp.	158,793
30,440	Continental Airlines, Inc., Class B (b)	801,790
112,340	EGL, Inc. (b)	4,932,850
95,900	General Maritime Corp.	3,481,170
19,470	Knight Transportation, Inc.	334,105
3,000	McGrath RentCorp	81,060
17,280	Old Dominion Freight Line, Inc. (b)	562,982
28,900	OMI Corp.	637,534
57,700	Overseas Shipholding Group, Inc.	3,715,303
24,900	Quintana Maritime Ltd. (b)(c)	2,334,375
29,800	Ship Finance International Ltd.	579,312
27,170	United Rentals, Inc. (b)	758,586
50,100	Universal Truckload Services, Inc. (b)	1,756,005
12,980	Werner Enterprises, Inc.	233,640

		22,338,089

Utilities (2.2%)
100,400	El Paso Electric Co. (b)	2,200,768
69,000	Energen Corp.	2,940,780
25,100	Forest Oil Corp. (b)	841,101
95,800	UGI Corp.	2,380,630
43,300	Watts Water Industries, Inc., Class A	1,261,329

		9,624,608

Total Common Stocks (Cost $393,734,704)		410,679,983

Depositary Receipts (2.0%)
120,600	iShares Russell 2000 Value Index Fund	8,627,724

Total Depositary Receipts (Cost $7,089,315)		8,627,724

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Small Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Cash Sweep (3.6%)
15,495,079	Bank of New York Cash Reserve Fund	$15,495,079

Total Cash Sweep (Cost $15,495,079)		15,495,079

Total Investments (Cost $416,319,098) (a)—100.9%		434,802,786
Liabilities in excess of other assets—(0.9)%		(3,830,194)

Net Assets—100.0%		$430,972,592

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $586,541. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$49,787,395
Unrealized depreciation	(31,890,248)

Net unrealized appreciation	$17,897,147

(b)	Non-income producing security.
(c)	Restricted security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (98.4%)
Consumer Discretionary (16.6%)
7,000	Abercrombie & Fitch Co., Class A	$370,720
41,700	American Eagle Outfitters, Inc.	1,370,261
20,400	Ann Taylor Stores Corp. (b)	837,624
10,600	Assurant, Inc.	510,602
9,100	Autoliv, Inc.	511,147
7,400	Banta Corp.	261,442
16,200	Brinker International, Inc.	524,880
6,500	Brunswick Corp.	192,205
12,200	Circuit City Stores, Inc.	298,900
3,400	Corporate Executive Board Co. (The)	319,600
18,300	Darden Restaurants, Inc.	618,540
27,100	Dillard’s, Inc., Class A	813,813
17,700	Furniture Brands International, Inc.	355,062
8,900	GTECH Holdings Corp.	299,841
9,400	Liz Claiborne, Inc.	332,290
6,200	Men’s Wearhouse, Inc. (The)	192,882
15,900	Netflix, Inc. (b)	328,971
28,800	Payless ShoeSource, Inc. (b)	745,344
7,600	R.R. Donnelley & Sons Co.	221,844
18,900	Rent-A-Center, Inc. (b)	508,977
28,300	Sabre Holdings Corp., Class A	585,810
12,800	Sherwin-Williams Co. (The)	647,680
9,700	Thor Industries, Inc.	415,548
17,400	Tupperware Brands Corp.	300,324
580	Washington Post Co. (The), Class B	447,180
4,600	Whirlpool Corp.	355,074

		12,366,561

Consumer Staples (1.8%)
5,700	Energizer Holdings, Inc. (b)	362,691
8,000	Hansen Natural Corp. (b)	367,920
8,900	Hormel Foods Corp.	335,797
8,800	McCormick & Co., Inc.	308,528

		1,374,936

Energy (12.7%)
33,900	Allegheny Energy, Inc. (b)	1,391,595
21,800	Cimarex Energy Co.	890,094
19,900	ENSCO International, Inc.	919,778
18,900	Helmerich & Payne, Inc.	523,152
17,700	Newfield Exploration Co. (b)	820,926
44,100	Patterson-UTI Energy, Inc.	1,248,912
14,200	Pepco Holdings, Inc.	347,900
8,800	Pogo Producing Co.	389,576
17,800	Questar Corp.	1,577,080
10,400	Tesoro Corp.	777,920
9,600	Unit Corp. (b)	562,944

		9,449,877

Financials (14.5%)
12,500	A.G. Edwards, Inc.	674,500
21,400	American Financial Group, Inc.	901,154
5,900	AmeriCredit Corp. (b)	145,081
13,700	AmerUs Group Co.	919,133
14,700	AmSouth Bancorp.	421,302
13,500	Compass Bancshares, Inc.	795,690
3,800	Cullen/Frost Bankers, Inc.	223,136
11,100	First American Corp.	410,811

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
15,500	Global Payments, Inc.	659,370
17,700	IndyMac Bancorp, Inc.	747,825
11,200	Jefferies Group, Inc.	290,976
11,900	Leucadia National Corp.	327,607
11,950	Mercantile Bankshares Corp.	424,942
14,000	MoneyGram International, Inc.	429,100
6,800	Nationwide Financial Services, Inc.	306,544
13,300	PMI Group, Inc. (The)	564,718
12,300	Radian Group, Inc.	756,819
6,500	Raymond James Financial, Inc.	188,890
23,350	W. R. Berkley Corp.	840,600
5,100	Wilmington Trust Corp.	222,105
6,600	Zions Bancorp.	542,124

		10,792,427

Health Care (9.8%)
6,100	Alpharma, Inc., Class A	137,738
24,500	Applied Biosystems Group	787,675
12,100	C. R. Bard, Inc.	858,737
9,800	Charles River Laboratories International, Inc. (b)	347,900
7,725	Coventry Health Care, Inc. (b)	407,108
11,300	Emdeon Corp. (b)	135,939
21,400	Health Net, Inc. (b)	898,158
4,700	Hillenbrand Industries, Inc.	233,402
11,800	Humana, Inc. (b)	659,974
3,000	ImClone Systems, Inc. (b)	97,500
2,700	Intuitive Surgical, Inc. (b)	257,040
6,600	Invitrogen Corp. (b)	407,814
8,900	King Pharmaceuticals, Inc. (b)	151,478
20,800	LifePoint Hospitals, Inc. (b)	700,752
11,000	Lincare Holdings, Inc. (b)	382,910
17,600	Techne Corp. (b)	874,544

		7,338,669

Industrials (12.0%)
9,300	Armor Holdings, Inc. (b)	480,438
8,800	Ashland, Inc.	585,288
10,200	Cummins, Inc.	1,193,400
6,000	Harsco Corp.	483,660
6,600	JLG Industries, Inc.	119,460
22,800	Joy Global, Inc.	855,456
8,400	Martin Marietta Materials, Inc.	676,368
21,400	OmniVision Technologies, Inc. (b)	406,600
20,700	Plexus Corp. (b)	515,844
16,300	Precision Castparts Corp.	972,295
17,200	Republic Services, Inc.	690,752
19,700	Terex Corp. (b)	883,348
6,900	Thermo Electron Corp. (b)	255,369
8,000	Thomas & Betts Corp. (b)	378,640
7,500	Trinity Industries, Inc.	250,650
4,000	Varian, Inc. (b)	179,920

		8,927,488

Information Technology (11.5%)
1	Activision, Inc. (b)	12
11,500	Akamai Technologies, Inc. (b)	455,745
9,700	Arrow Electronics, Inc. (b)	274,122

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Mid-Cap Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Information Technology, continued
21,400	Avnet, Inc. (b)	$389,480
20,900	Cadence Design Systems, Inc. (b)	338,371
12,800	CheckFree Corp. (b)	569,600
21,900	Citrix Systems, Inc. (b)	695,763
5,000	Cognizant Technology Solutions Corp. (b)	327,450
11,550	FactSet Research Systems, Inc.	507,045
6,000	Imation Corp.	244,320
21,700	Integrated Device Technology, Inc. (b)	335,699
28,800	Intersil Corp., Class A	677,088
7,900	ITT Educational Services, Inc. (b)	532,618
12,300	Lam Research Corp. (b)	511,557
14,700	MEMC Electronic Materials, Inc. (b)	447,174
14,100	Microchip Technology, Inc.	454,866
33,400	Palm, Inc. (b)	497,994
25,900	Sybase, Inc. (b)	545,195
10,600	Vishay Intertechnology, Inc. (b)	148,718
34,700	Western Digital Corp. (b)	608,638

		8,561,455

Materials (5.2%)
8,500	Airgas, Inc.	308,125
3,700	Florida Rock Industries, Inc.	140,822
14,100	FMC Corp.	869,829
20,700	Louisiana-Pacific Corp.	414,000
7,300	Reliance Steel & Aluminum Co.	261,705
12,700	RPM International, Inc.	237,998
17,200	Steel Dynamics, Inc.	997,944
10,700	United States Steel Corp.	674,849

		3,905,272

Real Estate Investment Trust (5.0%)
5,300	Camden Property Trust	405,185
22,200	CB Richard Ellis Group, Inc., Class A (b)	522,366
16,400	CBL & Associates Properties, Inc.	642,224
20,400	Highwoods Properties, Inc.	759,696

Shares	Security Description	Value
Common Stocks, continued
Real Estate Investment Trust, continued
6,000	Hospitality Properties Trust	$261,420
12,000	New Plan Excel Realty Trust	311,040
7,500	SL Green Realty Corp.	857,250

		3,759,181

Telecommunications (1.4%)
10,700	Harris Corp.	487,385
7,300	NII Holdings, Inc. (b)	385,294
19,300	Tellabs, Inc. (b)	181,420

		1,054,099

Transportation (3.7%)
9,100	Con-Way, Inc.	450,268
9,600	Overseas Shipholding Group, Inc.	618,144
6,600	Ryder System, Inc.	332,640
15,100	SkyWest, Inc.	366,175
25,300	YRC Worldwide Inc. (b)	1,006,434

		2,773,661

Utilities (4.2%)
17,100	Alliant Energy Corp.	618,678
19,050	MDU Resources Group, Inc.	469,583
9,600	NICOR, Inc.	420,672
10,100	NSTAR	314,817
7,600	OGE Energy Corp.	287,660
13,600	ONEOK, Inc.	506,056
12,300	Wisconsin Energy Corp.	519,060

		3,136,526

Total Common Stocks (Cost $68,459,998)		73,440,152

Investment Company (1.9%)
1,432,006	Victory Institutional Money Market Fund, Investor Shares	1,432,006

Total Investment Company (Cost $1,432,006)		1,432,006

Total Investments (Cost $69,892,004) (a)—100.3%		74,872,158
Liabilities in excess of other assets—(0.3)%		(244,397)

Net Assets—100.0%		$74,627,761

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $59,727. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$8,784,498
Unrealized depreciation	(3,864,071)

Net unrealized appreciation	$4,920,427

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (97.2%)
Consumer Discretionary (13.0%)
46,180	bebe stores, inc.	$714,866
42,690	Best Buy Co., Inc.	1,935,565
46,650	Chico’s FAS, Inc. (b)	1,056,623
61,770	Coach, Inc. (b)	1,773,417
33,040	Colgate-Palmolive Co.	1,959,933
11,000	Corporate Executive Board Co. (The)	1,034,000
27,160	GameStop Corp., Class A (b)	1,130,128
17,150	J.C. Penney Co., Inc. (Holding Co.)	1,079,764
37,660	Lowe’s Cos., Inc.	1,067,661
22,170	McDonald’s Corp.	784,596
28,530	McGraw-Hill Cos., Inc. (The)	1,606,239
18,160	MSC Industrial Direct Co. Inc., Class A	748,737
48,850	Newell Rubbermaid, Inc.	1,287,686
29,140	Nordstrom, Inc.	999,502
25,160	Tiffany & Co.	794,804
33,060	Urban Outfitters, Inc. (b)	482,345
11,490	VF Corp.	779,252
46,330	Wal-Mart Stores, Inc.	2,061,684

		21,296,802

Consumer Staples (9.1%)
50,570	CVS Corp.	1,654,650
39,320	Hansen Natural Corp. (b)	1,808,327
23,050	Pepsi Bottling Group, Inc. (The)	766,413
79,874	PepsiCo, Inc.	5,062,414
43,827	Procter & Gamble Co. (The)	2,463,077
41,520	Target Corp.	1,906,598
25,260	Walgreen Co.	1,181,663

		14,843,142

Energy (6.0%)
22,980	Arch Coal, Inc.	871,861
16,910	ENSCO International, Inc.	781,580
10,660	Entergy Corp.	821,886
26,110	Nabors Industries Ltd. (b)	922,205
20,730	Questar Corp.	1,836,678
17,900	Quicksilver Resources, Inc. (b)	632,944
24,020	Schlumberger Ltd.	1,605,737
21,860	Southwestern Energy Co. (b)	751,984
12,930	TXU Corp.	830,494
14,080	Ultra Petroleum Corp. (b)	824,525

		9,879,894

Financials (9.6%)
28,910	American Express Co.	1,505,055
5,490	Bear Stearns Cos., Inc. (The)	778,866
2,490	Chicago Mercantile Exchange Holdings, Inc.	1,148,388
36,640	First Marblehead Corp. (The)	1,678,112
17,660	Global Payments, Inc.	751,256
7,160	Goldman Sachs Group, Inc. (The)	1,093,690
41,740	JPMorgan Chase & Co.	1,904,179
33,170	MetLife, Inc.	1,724,840
31,220	Northern Trust Corp.	1,782,662
20,240	State Street Corp.	1,215,614
28,940	Wells Fargo & Co.	2,093,520

		15,676,182

Shares	Security Description	Value
Common Stocks, continued
Health Care (20.6%)
30,580	Abbott Laboratories	$1,460,807
41,240	Amgen, Inc. (b)	2,876,078
31,670	Beckman Coulter, Inc.	1,813,108
20,520	Becton, Dickinson and Co.	1,352,678
30,630	Biomet, Inc.	1,008,952
48,450	Caremark Rx, Inc.	2,558,160
48,490	Community Health Systems, Inc. (b)	1,758,247
11,840	Genentech, Inc. (b)	956,909
18,670	Genzyme Corp. (b)	1,274,788
14,110	Gilead Sciences, Inc. (b)	867,483
23,390	Health Net, Inc. (b)	981,678
9,930	IDEXX Laboratories, Inc. (b)	878,805
65,090	Johnson & Johnson	4,071,380
31,590	Medtronic, Inc.	1,595,927
19,590	Merck & Co., Inc.	788,889
26,630	Pharmaceutical Product Development, Inc.	1,024,722
18,330	Quest Diagnostics, Inc.	1,102,000
34,740	Sanofi-Aventis ADR	1,646,329
112,360	Schering-Plough Corp.	2,296,638
20,080	Sierra Health Services, Inc. (b)	867,054
53,590	Wyeth	2,597,507

		33,778,139

Industrials (12.1%)
21,690	Boeing Co. (The)	1,679,240
16,920	Caterpillar, Inc.	1,199,120
11,460	Fluor Corp.	1,006,532
191,243	General Electric Co.	6,251,733
20,900	Joy Global, Inc.	784,168
34,350	Precision Castparts Corp.	2,048,978
45,050	QLogic Corp. (b)	787,925
21,080	Robert Half International, Inc.	682,149
21,930	Textron, Inc.	1,971,726
17,020	Thomas & Betts Corp. (b)	805,557
25,260	United Technologies Corp.	1,570,919
29,160	Waste Management, Inc.	1,002,521

		19,790,568

Information Technology (22.9%)
183,810	3Com Corp. (b)	871,259
28,080	Akamai Technologies, Inc. (b)	1,112,810
14,430	Apple Computer, Inc. (b)	980,663
85,150	Cisco Systems, Inc. (b)	1,519,928
25,110	Citrix Systems, Inc. (b)	797,745
43,800	Freescale Semiconductor, Inc. (b)	1,249,176
7,170	Google, Inc., Class A (b)	2,771,922
42,190	Hewlett-Packard Co.	1,346,283
158,060	Intel Corp.	2,845,080
34,680	International Business Machines Corp.	2,684,579
32,920	Intersil Corp., Class A	773,949
15,430	ITT Educational Services, Inc. (b)	1,040,291
19,890	Lockheed Martin Corp.	1,584,835
29,780	Marvell Technology Group, Ltd. (b)	552,419
56,920	Micron Technology, Inc. (b)	887,383
234,360	Microsoft Corp.	5,631,671

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth Stock Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Information Technology, continued
128,870	Motorola, Inc.	$2,933,081
102,700	Oracle Corp. (b)	1,537,419
116,090	PMC-Sierra, Inc. (b)	593,220
64,020	QUALCOMM, Inc.	2,257,345
33,330	Red Hat, Inc. (b)	789,254
39,660	Redback Networks, Inc. (b)	613,144
26,910	Texas Instruments, Inc.	801,380
159,240	TIBCO Software, Inc. (b)	1,267,550

		37,442,386

Materials (2.0%)
22,900	Century Aluminum Co. (b)	706,923
170,410	Coeur d’Alene Mines Corp. (b)	814,560
10,030	Phelps Dodge Corp.	876,020
68,060	Stillwater Mining Co. (b)	793,580

		3,191,083

Telecommunications (1.5%)
13,540	ALLTEL Corp.	747,002
23,280	America Movil SA de CV	832,958
19,720	Harris Corp.	898,246

		2,478,206

Shares	Security Description	Value
Common Stocks, continued
Transportation (0.4%)
27,420	SkyWest, Inc.	$664,935

Total Common Stocks (Cost $161,572,753)		159,041,337

Depositary Receipts (1.7%)
84,780	Consumer Discretionary Select Sector SPDR Fund	2,736,698

Total Depositary Receipts (Cost $2,715,359)		2,736,698

Investment Company (2.5%)
4,079,815	Victory Institutional Money Market Fund, Investor Shares	4,079,815

Total Investment Company (Cost $4,079,815)		4,079,815

Total Investments (Cost $168,367,927) (a)—101.4%		165,857,850
Liabilities in excess of other assets—(1.4)%		(2,253,928)

Net Assets—100.0%		$163,603,922

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $936,704. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$6,170,457
Unrealized depreciation	(9,617,238)

Net unrealized appreciation	$(3,446,781)

(b)	Non-income producing security.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (98.4%)
Consumer Discretionary (12.7%)
45,600	bebe stores, inc.	$705,888
20,620	Best Buy Co., Inc.	934,911
43,210	Chico’s FAS, Inc. (b)	978,707
56,200	Coach, Inc. (b)	1,613,502
26,770	Colgate-Palmolive Co.	1,587,996
30,070	Comcast Corp., Class A (b)	1,033,807
9,720	Corporate Executive Board Co. (The)	913,680
27,430	GameStop Corp., Class A (b)	1,141,362
17,030	J.C. Penney Co., Inc. (Holding Co.)	1,072,209
48,990	Kroger Co. (The)	1,123,341
20,920	Lowe’s Cos., Inc.	593,082
41,230	McDonald’s Corp.	1,459,130
29,290	McGraw-Hill Cos., Inc. (The)	1,649,026
51,350	Newell Rubbermaid, Inc.	1,353,586
26,820	Nordstrom, Inc.	919,926
29,540	Urban Outfitters, Inc. (b)	430,989
12,730	VF Corp.	863,349
18,610	Wal-Mart Stores, Inc.	828,145
59,070	Walt Disney Co. (The)	1,753,787

		20,956,423

Consumer Staples (7.3%)
37,050	CVS Corp.	1,212,276
39,800	Hansen Natural Corp. (b)	1,830,402
23,230	Pepsi Bottling Group, Inc. (The)	772,398
60,425	PepsiCo, Inc.	3,829,736
48,231	Procter & Gamble Co. (The)	2,710,582
21,340	Target Corp.	979,933
14,950	Walgreen Co.	699,361

		12,034,688

Energy (11.6%)
12,000	Apache Corp.	845,640
22,980	Arch Coal, Inc.	871,861
27,080	Chevrontexaco Corp.	1,781,322
12,230	ConocoPhillips	839,467
16,900	ENSCO International, Inc.	781,118
88,640	Exxon Mobil Corp.	6,004,474
18,690	Hess Corp.	988,701
25,640	Nabors Industries Ltd. (b)	905,605
14,970	Occidental Petroleum Corp.	1,613,018
12,170	Questar Corp.	1,078,262
17,700	Quicksilver Resources, Inc. (b)	625,872
28,800	Schlumberger Ltd.	1,925,280
12,370	Valero Energy Corp.	834,109

		19,094,729

Financials (20.8%)
16,210	A.G. Edwards, Inc.	874,692
35,720	American International Group, Inc.	2,167,132
64,760	Bank of America Corp.	3,337,083
7,270	Bear Stearns Cos., Inc. (The)	1,031,395
106,680	Citigroup, Inc.	5,153,710
41,350	First Horizon National Corp.	1,732,565
35,830	First Marblehead Corp. (The)	1,641,014

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
17,550	Global Payments, Inc.	$746,577
6,350	Goldman Sachs Group, Inc. (The)	969,963
13,250	Hartford Financial Services Group, Inc. (The)	1,124,130
90,385	JPMorgan Chase & Co.	4,123,363
43,650	KeyCorp	1,610,685
19,600	Lehman Brothers Holdings, Inc.	1,273,020
27,710	MetLife, Inc.	1,440,920
102,630	New York Community Bancorp, Inc.	1,675,948
27,010	U.S. Bancorp	864,320
21,320	Wachovia Corp.	1,143,392
48,860	Wells Fargo & Co.	3,534,532

		34,444,441

Health Care (15.0%)
41,510	Abbott Laboratories	1,982,933
19,280	Amgen, Inc. (b)	1,344,587
27,780	Biomet, Inc.	915,073
43,960	Caremark Rx, Inc.	2,321,089
29,710	Community Health Systems, Inc. (b)	1,077,285
9,700	Genentech, Inc. (b)	783,954
16,220	Genzyme Corp. (b)	1,107,502
19,630	Gilead Sciences, Inc. (b)	1,206,852
17,720	Health Net, Inc. (b)	743,708
42,066	Johnson & Johnson	2,631,229
18,070	Medtronic, Inc.	912,896
30,220	Merck & Co., Inc.	1,216,959
42,858	Pfizer, Inc.	1,113,879
16,070	Quest Diagnostics, Inc.	966,128
39,960	Sanofi-Aventis ADR	1,893,704
97,930	Schering-Plough Corp.	2,001,689
52,090	Wyeth	2,524,803

		24,744,270

Industrials (6.8%)
11,390	Boeing Co. (The)	881,814
10,350	Fluor Corp.	909,041
155,300	General Electric Co.	5,076,757
16,850	Joy Global, Inc.	632,212
16,100	Precision Castparts Corp.	960,365
46,090	QLogic Corp. (b)	806,114
31,390	Tyco International Ltd.	818,965
32,790	Waste Management, Inc.	1,127,320

		11,212,588

Information Technology (13.6%)
183,650	3Com Corp. (b)	870,501
22,790	Citrix Systems, Inc. (b)	724,038
34,880	Freescale Semiconductor, Inc. (b)	994,778
4,870	Google, Inc., Class A (b)	1,882,742
40,110	Hewlett-Packard Co.	1,279,910
84,910	Intel Corp.	1,528,380
32,660	International Business Machines Corp.	2,528,211
32,710	Intersil Corp., Class A	769,012

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Growth and Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Information Technology, continued
13,860	ITT Educational Services, Inc. (b)	$934,441
30,140	Marvell Technology Group, Ltd. (b)	559,097
56,530	Micron Technology, Inc. (b)	881,303
122,310	Microsoft Corp.	2,939,109
116,680	Motorola, Inc.	2,655,637
57,580	Oracle Corp. (b)	861,973
116,830	PMC-Sierra, Inc. (b)	597,001
24,790	QUALCOMM, Inc.	874,095
28,250	Red Hat, Inc. (b)	668,960
107,910	TIBCO Software, Inc. (b)	858,964

		22,408,152

Materials (1.5%)
24,090	Alcoa, Inc.	721,496
20,840	Dow Chemical Co. (The)	720,647
12,760	Phelps Dodge Corp.	1,114,458

		2,556,601

Real Estate Investment Trust (1.5%)
35,410	Apartment Investment & Management Co.	1,702,867
72,020	HRPT Properties Trust	846,235

		2,549,102

Telecommunications (4.0%)
13,030	ALLTEL Corp.	718,865
51,510	AT&T, Inc.	1,544,785

Shares	Security Description	Value
Common Stocks, continued
Telecommunications, continued
29,430	BellSouth Corp.	$1,152,773
19,900	Harris Corp.	906,445
39,600	Sprint Nextel Corp.	784,080
42,830	Verizon Communications, Inc.	1,448,511

		6,555,459

Transportation (0.4%)
27,480	SkyWest, Inc.	666,390

Utilities (3.2%)
44,500	Edison International	1,841,410
41,570	PPL Corp.	1,414,211
86,430	Williams Cos., Inc. (The)	2,095,928

		5,351,549

Total Common Stocks (Cost $157,601,027)		162,574,392

Investment Company (2.2%)
3,623,709	Victory Institutional Money Market Fund, Investor Shares	3,623,709

Total Investment Company (Cost $3,623,709)		3,623,709

Total Investments (Cost $161,224,736) (a)—100.6%		166,198,101
Liabilities in excess of other assets—(0.6)%		(915,028)

Net Assets—100.0%		$165,283,073

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $109,780. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$11,998,967
Unrealized depreciation	(7,135,382)

Net unrealized appreciation	$4,863,585

(b)	Non-income producing security.

ADR—American	Depositary Receipt

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments

July 31, 2006

Shares	Security Description	Value
Common Stocks (99.1%)
Consumer Discretionary (7.4%)
8,970	Burlington Northern Santa Fe Corp.	$618,123
22,330	Comcast Corp., Class A (b)	767,705
14,610	J.C. Penney Co., Inc. (Holding Co.)	919,846
50,490	Kroger Co. (The)	1,157,736
48,970	McDonald’s Corp.	1,733,048
46,390	Newell Rubbermaid, Inc.	1,222,840
21,330	Tiffany & Co.	673,815
93,410	Time Warner, Inc.	1,541,265
12,650	VF Corp.	857,923
58,430	Walt Disney Co. (The)	1,734,787

		11,227,088

Consumer Staples (6.1%)
25,524	Altria Group, Inc.	2,041,154
16,820	Coca-Cola Co. (The)	748,490
49,490	CVS Corp.	1,619,313
23,080	Pepsi Bottling Group, Inc. (The)	767,410
71,980	Procter & Gamble Co. (The)	4,045,276

		9,221,643

Energy (16.5%)
11,160	Apache Corp.	786,445
19,130	Arch Coal, Inc.	725,792
50,500	Chevrontexaco Corp.	3,321,890
56,260	CMS Energy Corp. (b)	788,203
35,400	ConocoPhillips	2,429,856
24,620	Denbury Resources, Inc. (b)	853,575
14,320	ENSCO International, Inc.	661,870
15,220	Entergy Corp.	1,173,462
101,848	Exxon Mobil Corp.	6,899,185
14,900	Hess Corp.	788,210
21,320	Nabors Industries Ltd. (b)	753,022
15,180	NRG Energy, Inc. (b)	747,615
24,840	Occidental Petroleum Corp.	2,676,510
10,170	Questar Corp.	901,062
13,110	TXU Corp.	842,055
11,950	Valero Energy Corp.	805,789

		25,154,541

Financials (31.3%)
15,420	A.G. Edwards, Inc.	832,063
42,900	American International Group, Inc.	2,602,743
104,480	Bank of America Corp.	5,383,853
8,140	Bear Stearns Cos., Inc. (The)	1,154,822
139,280	Citigroup, Inc.	6,728,616
34,980	First Horizon National Corp.	1,465,662
31,320	First Marblehead Corp. (The)	1,434,456
7,210	Goldman Sachs Group, Inc. (The)	1,101,328
50,430	Greater Bay Bancorp	1,444,315
14,490	Hartford Financial Services Group, Inc. (The)	1,229,332
112,029	JPMorgan Chase & Co.	5,110,763
44,630	KeyCorp	1,646,847
21,960	Lehman Brothers Holdings, Inc.	1,426,302

Shares	Security Description	Value
Common Stocks, continued
Financials, continued
37,990	MetLife, Inc.	$1,975,480
93,710	New York Community Bancorp, Inc.	1,530,284
11,280	Prudential Financial, Inc.	887,059
57,140	South Financial Group, Inc. (The)	1,543,923
26,970	SunTrust Banks, Inc.	2,127,124
27,550	U.S. Bancorp	881,600
61,040	Wachovia Corp.	3,273,575
54,090	Wells Fargo & Co.	3,912,871

		47,693,018

Health Care (9.1%)
16,670	Abbott Laboratories	796,326
10,700	Amgen, Inc. (b)	746,218
20,890	Biomet, Inc.	688,117
17,160	Caremark Rx, Inc.	906,048
20,280	Community Health Systems, Inc. (b)	735,353
11,650	Gilead Sciences, Inc. (b)	716,242
33,360	Merck & Co., Inc.	1,343,407
104,960	Pfizer, Inc.	2,727,910
12,230	Quest Diagnostics, Inc.	735,268
33,230	Sanofi-Aventis ADR	1,574,770
36,410	Schering-Plough Corp.	744,220
43,300	Wyeth	2,098,751

		13,812,630

Industrials (5.7%)
10,710	Ashland, Inc.	712,322
124,520	General Electric Co.	4,070,558
15,150	Precision Castparts Corp.	903,697
17,010	Republic Services, Inc.	683,122
15,270	Rockwell Collins, Inc.	814,960
7,780	Textron, Inc.	699,500
13,830	United Technologies Corp.	860,088

		8,744,247

Information Technology (4.0%)
155,460	3Com Corp. (b)	736,880
24,370	Freescale Semiconductor, Inc. (b)	695,032
36,523	Hewlett-Packard Co.	1,165,449
9,530	International Business Machines Corp.	737,717
86,900	Motorola, Inc.	1,977,845
88,230	TIBCO Software, Inc. (b)	702,311

		6,015,234

Materials (3.1%)
14,880	Albemarle Corp.	750,250
19,540	Century Aluminum Co. (b)	603,200
17,980	Dow Chemical Co. (The)	621,748
19,750	Glamis Gold Ltd. (b)	726,998
13,540	Phelps Dodge Corp.	1,182,583
17,820	Plains Exploration & Production Co. (b)	783,367

		4,668,146

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Value Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares	Security Description	Value
Common Stocks, continued
Real Estate Investment Trust (5.0%)
30,770	AMB Property Corp.	$1,613,271
33,150	Apartment Investment & Management Co.	1,594,184
38,110	Health Care REIT, Inc.	1,379,201
123,680	HRPT Properties Trust	1,453,240
31,820	Mack-Cali Realty Corp.	1,537,224

		7,577,120

Telecommunications (5.6%)
11,200	ALLTEL Corp.	617,904
22,060	America Movil SA de CV	789,307
87,440	AT&T, Inc.	2,622,325
46,700	BellSouth Corp.	1,829,239
33,730	Sprint Nextel Corp.	667,854
60,450	Verizon Communications, Inc.	2,044,419

		8,571,048

Transportation (0.4%)
23,470	SkyWest, Inc.	569,148

Shares	Security Description	Value
Common Stocks, continued
Utilities (4.9%)
40,800	Edison International	$1,688,304
27,280	Exelon Corp.	1,579,512
18,600	FirstEnergy Corp.	1,041,600
17,130	FPL Group, Inc.	738,988
47,900	PPL Corp.	1,629,558
33,540	Williams Cos., Inc. (The)	813,345

		7,491,307

Total Common Stocks (Cost $135,801,922)		150,745,170

Investment Company (0.5%)
758,213	Victory Institutional Money Market Fund, Investor Shares	758,213

Total Investment Company (Cost $758,213)		758,213

Total Investments (Cost $136,560,135) (a)—99.6%		151,503,383
Other assets in excess of liabilities—0.4%		678,083

Net Assets—100.0%		$152,181,466

(a)	Represents cost for financial reporting and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $288,059. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$16,418,605
Unrealized depreciation	(1,763,416)

Net unrealized appreciation	$14,655,189

(b)	Non-income producing security.

ADR—American	Depositary Receipt

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2006

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Mortgage-Backed Obligations (32.4%)
Federal Home Loan Mortgage Corp. (6.1%)
$3,382,761	5.00%, 4/1/21	$3,284,424
3,350,918	5.50%, 4/1/21	3,315,298
4,046,387	6.00%, 7/1/21	4,075,440
5,536,184	5.50%, 3/1/35	5,383,939
2,088,513	6.00%, 4/1/36	2,077,621

		18,136,722

Federal National Mortgage Assoc. (24.4%)
2,891,370	4.50%, 6/1/14	2,772,101
3,833,270	4.50%, 3/1/19	3,657,170
3,650,111	5.00%, 10/1/33	3,455,556
864,795	5.00%, 3/1/34	818,701
4,618,235	5.09%, 9/1/34	4,427,364
4,907,332	5.106%*, 10/1/34	4,813,356
8,007,205	5.50%, 2/1/35	7,799,498
3,437,773	5.50%, 2/1/35	3,348,597
2,894,642	5.00%, 4/1/35	2,740,355
3,310,434	6.00%, 4/1/35	3,298,020
4,977,332	5.00%, 7/1/35	4,712,035
8,188,000	5.50%, 7/25/35	7,890,041
3,801,498	5.00%, 8/1/35	3,598,346
1,625,514	5.00%, 8/1/35	1,538,647
5,676,124	5.50%, 10/1/35	5,514,485
3,301,345	6.00%, 12/1/35	3,282,066
2,701,455	6.00%, 3/1/36	2,685,408
3,425,625	6.50%, 6/1/36	3,467,708
2,052,827	6.50%, 6/1/36	2,078,046

		71,897,500

Government National Mortgage Assoc. (1.9%)
2,712,470	6.00%, 10/15/35	2,714,987
2,919,965	5.50%, 11/15/35	2,860,026

		5,575,013

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $95,276,428)		95,609,235

Commercial Paper (1.9%)
Financials (1.9%)
5,550,000	American General Finance, 5.25%, 8/7/06 (b)	5,544,334

Total Commercial Paper (Cost $5,545,144)		5,544,334

Corporate Bonds (31.9%)
Consumer Discretionary (2.3%)
2,000,000	Daimler Chrysler NA Holding Corp, 5.875%, 3/15/11	1,984,736
1,400,000	McDonald’s Corp., 6.50%, 8/1/07	1,408,750
500,000	Viacom, Inc., 5.75%, 4/30/11 (c)	491,184
2,500,000	Wal-Mart Stores, Inc., 8.85%, 1/2/15	2,934,950

		6,819,620

Consumer Staples (3.6%)
625,000	Bestfoods, Series F, 6.625%, 4/15/28, MTN	659,071

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued
Consumer Staples, continued
$1,388,000	Colgate-Palmolive Co., Series B, 7.60%, 5/19/25, MTN	$1,681,215
300,000	Kellogg Co., 2.875%, 6/1/08	286,597
2,200,000	Procter & Gamble Co. (The), 8.50%, 8/10/09	2,400,750
3,000,000	SABMiller PLC, 6.20%, 7/1/11 (c)	3,053,706
2,495,000	Sysco Corp., 7.25%, 4/15/07	2,523,069

		10,604,408

Energy (3.8%)
2,295,000	Alabama Power Co., Series 1, 5.65%, 3/15/35, Callable 3/15/15 @ 100	2,082,715
5,000,000	Amoco Corp., 6.50%, 8/1/07	5,037,500
2,315,000	Anadarko Petroleum Corp., 7.20%, 3/15/29	2,419,543
1,030,000	Atlantic Richfield Co., 8.50%, 4/1/12	1,183,397
500,000	Smith International, Inc., 6.00%, 6/15/16	501,988

		11,225,143

Financials (12.0%)
Banking (3.5%)
3,000,000	Chase Manhattan Corp., 7.25%, 6/1/07	3,033,750
2,150,000	Countrywide Financial Corp., 5.665%*, 12/19/08, Series MTNA	2,155,824
1,288,629	Fifth Third Bancorp, Series BKNT, 2.87%, 8/10/09	1,242,183
3,825,000	Washington Mutual Bank, 5.59%*, 5/20/13	3,830,305

		10,262,062

Financial Services (8.5%)
2,900,000	CIT Group, Inc., 5.00%, 11/24/08	2,873,314
1,025,000	FGIC Corp., 6.00%, 1/15/34 (c)	984,497
3,000,000	General Electric Capital Corp., 8.625%, 6/15/08	3,164,931
2,500,000	Genworth Financial, Inc., 5.75%, 6/15/14	2,488,295
1,000,000	International Lease Finance Corp., Series MTNP, 5.91%*, 1/15/10, MTN	1,006,250
3,450,000	International Lease Finance Corp., 5.85%, 7/13/12	3,453,795
5,000,000	SLM Corp., 5.625%*, 7/27/09	5,006,910
3,997,636	Toyota Motor Credit Corp., 2.75%, 8/6/09, MTN	3,854,985
2,450,000	Toyota Motor Credit Corp., Series B, 5.42%, 3/22/17, Callable 3/22/07 @ 100, MTN	2,365,041

		25,198,018

		35,460,080

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued
Health Care (1.1%)
$2,872,000	Pharmacia Corp., 6.75%, 12/15/27	$3,153,077

Information Technology (1.1%)
2,925,000	Dell, Inc., 7.10%, 4/15/28	3,217,500

Pharmaceuticals (0.3%)
950,000	Abbott Laboratories, 5.60%, 5/15/11	954,051

Supranational Agency (2.5%)
1,860,000	African Development Bank, 6.875%, 10/15/15	2,022,358
4,779,000	Inter-American Development Bank, 8.50%, 3/15/11	5,385,479

		7,407,837

Telecommunications (1.6%)
4,075,000	GTE Southwest, Inc., First Mortgage Bond, 8.50%, 11/15/31	4,655,688

Transportation (3.6%)
835,073	Burlington Northern & Santa Fe Railway Co. (The), Series 2002-2, 5.14%, 1/15/21	809,111
5,132,967	FedEx Corp., Pass Thru Certificates, 7.50%, 1/15/18	5,602,674
4,300,000	Hawaii Superferry, Inc., 5.73%, 4/30/28	4,234,210

		10,645,995

Total Corporate Bonds (Cost $94,334,598)		94,143,399

U.S. Government Agencies (15.4%)
Federal Agricultural Mortgage Corp. (0.3%)
1,000,000	4.25%, 7/29/08	981,250

Federal Home Loan Bank (6.1%)
4,100,000	5.00%, 10/27/08	4,059,832
2,000,000	5.02%, 11/7/08, Callable 11/7/06 @ 100	1,986,876
5,000,000	5.75%, 8/7/09, Callable 8/7/07 @100	5,011,185
1,000,000	4.50%, 8/21/09, Callable 8/22/06 @ 100 (d)(e)	997,786
3,000,000	7.625%, 5/14/10	3,248,838
400,000	5.41%*, 5/26/10	397,500
2,000,000	4.00%, 12/30/10, Callable 9/30/06 @ 100	1,965,464
535,000	4.87%, 9/7/12 (e)	517,767

		18,185,248

Federal Home Loan Mortgage Corp. (3.9%)
2,025,000	3.00%, 4/19/07, MTN (d)(e)	1,990,761
3,500,000	5.00%, 1/28/08, Callable 10/28/06 @ 100, MTN (e)	3,480,956

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Mortgage Corp., continued
$1,500,000	6.25%, 3/5/12	$1,505,612
1,500,000	6.00%, 11/20/15, Callable 11/20/06 @ 100, MTN	1,488,927
3,000,000	6.25%, 4/7/21, Callable 4/7/08 @ 100	2,968,839

		11,435,095

Federal National Mortgage Assoc. (1.6%)
3,000,000	5.55%, 11/10/08, Callable 8/10/06 @ 100 (c)	2,995,725
750,000	3.63%, 12/28/09, Callable 12/28/06 @ 100 (d)	739,688
1,000,000	6.875%, 9/10/12	1,013,191

		4,748,604

Private Export Funding Corp. (1.3%)
565,000	7.11%, 4/15/07	571,356
3,105,000	6.67%, 9/15/09	3,240,844

		3,812,200

Small Business Administration Corp. (0.6%)
1,750,295	Small Business Administration Corp., 6.34%, 8/1/11	1,793,945

Sovereign Agency (1.6%)
4,707,055	New Valley Generation IV, 4.69%, 1/15/22	4,592,438

Total U.S. Government Agencies (Cost $45,308,374)		45,548,780

U.S. Treasury Bonds (10.9%)
7,900,000	7.25%, 5/15/16	9,250,410
2,850,000	7.875%, 2/15/21	3,633,753
11,000,000	6.25%, 8/15/23	12,320,869
6,815,000	5.50%, 8/15/28	7,118,472

Total U.S. Treasury Bonds (Cost $31,975,663)		32,323,504

U.S. Treasury Notes (6.6%)
3,150,000	4.375%, 5/15/07	3,132,407
5,000,000	4.875%, 4/30/08	4,990,430
3,000,000	4.00%, 6/15/09	2,927,346
1,500,000	4.75%, 3/31/11	1,490,040
7,000,000	4.75%, 5/15/14	6,909,224

Total U.S. Treasury Notes (Cost $19,678,370)		19,449,447

Investment Company (1.4%)
4,205,374	Victory Institutional Money Market Fund, Investor Shares	4,205,374

Total Investment Company (Cost $4,205,374)		4,205,374

Total Investments (Cost $296,323,951) (a)—100.5%		296,824,073
Liabilities in excess of other assets—(0.5)%		(1,510,229)

Net Assets—100.0%		$295,313,844

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Core Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

*	Variable rate security. Rate presented represents rate in effect at July 31, 2006. Maturity reflects final maturity date.
(a)	Represents cost for financial reporting and federal income tax purposes. Gross unrealized appreciation on a tax basis is as follows:

Unrealized appreciation	$3,704,852
Unrealized depreciation	(3,204,730)

Net unrealized appreciation	$500,122

(b)	Rate disclosed represents effective yield at July 31, 2006.
(c)	Restricted Security.
(d)	This security has a rate that periodically changes. Rate presented represents rate in effect at July 31, 2006.
(e)	Security continuously callable with five days notice.

LLC—Limited Liability Corporation

MTN—Medium Term Note

PLC—Public Limited Company

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments

July 31, 2006

Shares or Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (13.5%)
Hawaii (12.0%)
$3,000,000	Hawaii Airport System Revenue, 5.625%, 7/1/18, Callable 7/1/11 @ 100, FGIC	$3,185,070
15,375,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	16,916,037
3,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., 5.70%, 7/1/20, Callable 7/1/10 @ 101, AMBAC	3,170,550
5,000,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 6.20%, 5/1/26, Callable 9/15/06 @ 101, MBIA	5,060,300
5,200,000	Hawaii Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.65%, 10/1/27, Callable 10/1/12 @ 101, MBIA	5,557,864
1,500,000	Hawaii Harbor System Revenue, Series B, 5.50%, 7/1/19, Callable 7/1/12 @ 100, AMBAC	1,585,800

		35,475,621

Virginia (1.5%)
4,605,000	Virginia State Housing Development Authority, Series C, 4.25%, 7/1/13	4,577,600

Total Alternative Minimum Tax Paper (Cost $37,651,781)		40,053,221

Municipal Bonds (85.2%)
Arizona (3.3%)
2,150,000	Phoenix Civic Improvement Corp. Revenue, 5.25%, 7/1/16, Callable 7/1/07 @ 100, MBIA	2,178,359
7,255,000	Phoenix Civic Improvement Corp., District Revenue, 5.50%, 7/1/31, FGIC	5,877,711
1,605,000	Scottsdale GO, 5.375%, 7/1/16, Callable 7/1/11 @ 101	1,735,069

		9,791,139

California (2.2%)
5,000,000	California State GO, 5.00%, 9/1/21, Callable 9/1/16 @ 100	5,229,500
1,275,000	California State Variable GO, 5.00%, 8/1/33, Callable 8/1/15 @ 100	1,303,726

		6,533,226

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Connecticut (0.7%)
$2,000,000	Connecticut State Health & Educational Facility Authority Revenue, University of Hartford, Series G, 5.25%, 7/1/26, Callable 7/1/16 @ 100, RADIAN	$2,097,580

Florida (4.2%)
3,500,000	Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.75%, 7/1/17, Prerefunded 7/1/10 @ 101	3,779,930
2,000,000	Hillsborough County Aviation Authority Revenue, 5.25%, 10/1/18, Callable 10/1/13 @ 100, MBIA	2,099,580
2,000,000	Miami-Dade County Expressway Authority Toll System Revenue, 6.00%, 7/1/20, Prerefunded 7/1/10 @ 101, FGIC	2,177,980
3,725,000	Orlando Utilities Community Water & Electric Revenue, Series D, 6.75%, 10/1/17, Escrowed to Maturity	4,372,405

		12,429,895

Georgia (4.6%)
390,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, Escrowed to Maturity, MBIA	476,135
6,420,000	Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/1/18, MBIA	7,439,174
2,330,000	Metropolitan Atlanta Rapid Transportation Authority Sales Tax Revenue, Series P, 6.25%, 7/1/11, AMBAC	2,531,941
2,800,000	Milledgeville Water & Sewer Revenue, 6.00%, 12/1/16, FSA	3,174,276

		13,621,526

Hawaii (44.4%)
2,000,000	Hawaii County GO, Series A, 5.50%, 5/1/08, FGIC	2,058,100
605,000	Hawaii County GO, Series A, 5.60%, 5/1/13, FGIC	664,308
1,065,000	Hawaii County GO, Series A, 5.50%, 7/15/14, Callable 7/15/11 @ 100, FGIC	1,138,048
1,340,000	Hawaii County GO, Series A, 5.50%, 7/15/15, Callable 7/15/11 @ 100, FGIC	1,430,048

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$2,000,000	Hawaii County GO, Series A, 5.50%, 5/15/16, Callable 5/15/09 @ 101, FSA	$2,106,880
3,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 4.95%, 4/1/12, MBIA	3,163,140
2,000,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Series A, 5.50%, 12/1/14, Callable 12/1/09 @ 101, AMBAC	2,115,800
2,500,000	Hawaii Department of Budget & Finance, Special Purpose Revenue, Queens Health System, Series B, 5.25%, 7/1/23, Callable 7/1/08 @ 102, MBIA	2,616,925
2,340,000	Hawaii Housing Finance & Development Corp., University of Hawaii Faculty Housing Project Revenue, 5.70%, 10/1/25, Callable 10/1/06 @ 100.5, AMBAC	2,359,048
2,000,000	Hawaii State GO, Series BZ, 6.00%, 10/1/12, FGIC	2,231,420
1,350,000	Hawaii State GO, Series CH, 4.75%, 11/1/11, MBIA	1,405,823
1,335,000	Hawaii State GO, Series CH, 4.75%, 11/1/13, MBIA	1,400,789
3,000,000	Hawaii State GO, Series CM, 6.50%, 12/1/13, FGIC	3,480,360
1,500,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,556,880
665,000	Hawaii State GO, Series CP, 5.00%, 10/1/12, Callable 10/1/07 @ 101, FGIC	680,388
1,520,000	Hawaii State GO, Series CP, 5.00%, 10/1/13, Callable 10/1/07 @ 101, FGIC	1,555,173
3,075,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Prerefunded 10/1/07 @ 101, FGIC	3,151,106
1,235,000	Hawaii State GO, Series CP, 5.00%, 10/1/15, Callable 10/1/07 @ 101, FGIC	1,262,726
860,000	Hawaii State GO, Series CP, 5.00%, 10/1/16, Callable 10/1/07 @ 101, FGIC	879,307
590,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Callable 10/1/07 @ 101, FGIC	602,974
1,460,000	Hawaii State GO, Series CP, 5.00%, 10/1/17, Prerefunded 10/1/07 @ 101, FGIC	1,496,135

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/16, Prerefunded 9/1/09 @ 101, FSA	$2,140,820
2,000,000	Hawaii State GO, Series CT, 5.875%, 9/1/17, Prerefunded 9/1/09 @ 101, FSA	2,140,820
500,000	Hawaii State GO, Series CY, 5.75%, 2/1/15, FSA	559,815
2,080,000	Hawaii State GO, Series DD, 5.00%, 5/1/16, Callable 5/1/14 @ 100, MBIA	2,198,768
1,000,000	Hawaii State GO, Series DD, 5.00%, 5/1/17, Callable 5/1/14 @ 100, MBIA	1,053,710
1,560,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Callable 5/1/14 @ 100, MBIA	1,638,530
2,680,000	Hawaii State GO, Series DD, 5.00%, 5/1/18, Prerefunded 5/1/14 @ 100, MBIA	2,867,868
1,000,000	Hawaii State Highway Revenue, 5.25%, 7/1/14, Prerefunded 7/1/08 @ 101, FGIC	1,037,450
2,325,000	Hawaii State Highway Revenue, 5.375%, 7/1/15, Prerefunded 7/1/11 @ 100, FSA	2,488,634
1,350,000	Hawaii State Highway Revenue, 5.375%, 7/1/17, Prerefunded 7/1/10 @ 100, FSA	1,428,057
2,530,000	Hawaii State Highway Revenue, 5.375%, 7/1/18, Prerefunded 7/1/10 @ 100, FSA	2,676,285
2,970,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/18, Callable 7/1/14 @ 100, FGIC	3,072,821
10,865,000	Honolulu City & County Board of Water Supply System Revenue, Series A, 4.75%, 7/1/31, Callable 7/1/16 @ 100, MBIA	10,864,564
6,450,000	Honolulu City & County GO, 5.00%, Callable 7/1/15 @ 100 7/1/20	6,771,338
875,000	Honolulu City & County GO, Series A, 6.00%, 1/1/11, FGIC	950,985
4,820,000	Honolulu City & County GO, Series A, 5.75%, 4/1/11, Escrowed to Maturity, FGIC	5,219,915
1,865,000	Honolulu City & County GO, Series A, 5.75%, 4/1/12, FGIC	2,041,616
850,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, Escrowed to Maturity, FGIC	942,463

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$3,345,000	Honolulu City & County GO, Series A, 5.75%, 4/1/13, FGIC	$3,698,567
1,670,000	Honolulu City & County GO, Series A, 5.625%, 9/1/13, Prerefunded 9/1/08 @ 100, FGIC	1,733,326
3,500,000	Honolulu City & County GO, Series A, 5.375%, 9/1/18, Prerefunded 9/1/11 @ 100, FSA	3,753,960
6,250,000	Honolulu City & County GO, Series A, 5.00%, 7/1/19, Callable 7/1/15 @ 100, MBIA	6,585,000
1,000,000	Honolulu City & County GO, Series B, 5.125%, 7/1/10, Callable 7/1/09 @ 101, FGIC	1,046,810
640,000	Honolulu City & County GO, Series B, 5.25%, 10/1/12, FGIC	687,968
2,595,000	Honolulu City & County GO, Series B, 5.125%, 7/1/18, Callable 7/1/09 @ 101, FGIC	2,716,472
2,500,000	Honolulu City & County GO, Series C, 5.125%, 7/1/16, Callable 7/1/09 @ 101, FGIC	2,602,250
2,000,000	Honolulu City & County Waste Water System Revenue, Junior Series, 5.00%, 7/1/23, Callable 7/1/09 @ 101, FGIC	2,059,260
2,320,000	Honolulu City & County Water GO, 6.00%, 12/1/11, Escrowed to Maturity, FGIC	2,565,108
3,460,000	Honolulu Hawaii City & County, 5.25%, 7/1/19, Callable 7/1/15 @ 100, FGIC	3,716,974
2,125,000	Honolulu Hawaii City & County GO, Series A, 6.00%, 1/1/11, Escrowed to Maturity, FGIC	2,314,040
1,340,000	Kauai County GO, Series C, 5.90%, 8/1/09, AMBAC	1,420,105
1,000,000	Maui County GO, 6.00%, 12/15/08, Escrowed to Maturity, FGIC	1,049,760
1,160,000	Maui County GO, Series A, 5.125%, 3/1/15, Prerefunded 3/1/08 @ 101, FGIC	1,195,844
2,040,000	Maui County GO, Series A, 5.375%, 3/1/17, Prerefunded 3/1/08 @ 101, FGIC	2,110,768
1,125,000	Maui County GO, Series C, 5.25%, 3/1/18, Callable 3/1/11 @ 100, FGIC	1,181,813
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Callable 7/15/12 @ 100, FGIC	1,081,450

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,205,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/22, Callable 7/15/12 @ 100, FGIC	$1,293,905
1,000,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/29, Callable 7/15/12 @ 100, FGIC	1,067,790

		131,331,007

Illinois (2.2%)
2,000,000	Chicago Midway Airport Revenue, Series C, 5.50%, 1/1/15, MBIA	2,195,940
2,000,000	Illinois State Sales Tax Revenue, First Series, 6.00%, 6/15/23, FGIC	2,375,440
2,330,000	Kankakee & Will Counties GO, Community Unit School District No 005, 4.94%, 5/1/23, FSA (b)	1,035,918
2,185,000	Kankakee & Will Counties GO, Community Unit School District No 005, 4.96%, 5/1/24, FSA (b)	920,737

		6,528,035

Indiana (1.3%)
3,080,000	Carmel Redevelopment Authority Lease, Capital Appreciation Performing Arts Center, 5.16%, 2/1/24 (b)	1,274,042
3,500,000	Carmel Redevelopment Authority Lease, Capital Appreciation Performing Arts Center, 5.25%, 2/1/25 (b)	1,369,095
1,000,000	Tri School Indiana School Revenue, 5.00%, 7/15/15, FSA	1,055,170

		3,698,307

Kentucky (0.5%)
1,250,000	Kentucky State Property & Buildings Commission Revenue, 2nd Series, 5.50%, 11/1/16, FSA	1,356,213

Massachusetts (0.4%)
1,000,000	Massachusetts State GO, Series C, 5.75%, 10/1/20, Prerefunded 10/1/10 @ 100	1,073,550

Michigan (2.3%)
1,000,000	Kentwood Public Schools GO, 5.00%, 5/1/16, Callable 5/1/13 @ 100, MBIA	1,051,300
3,000,000	Michigan Municipal Building Authority Revenue, Clean Water Revolving Fund, 5.50%, 10/1/21, Prerefunded 10/1/10 @ 101	3,223,680

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Michigan, continued
$2,245,000	Michigan State Strategic Fund Ltd. Obligation Revenue, 6.95%, 5/1/11, FGIC		$2,537,748

			6,812,728

Missouri (0.7%)
2,000,000	University of Missouri Revenue, Series B, 5.375%, 11/1/16, Callable 11/1/11 @ 100		2,142,480

New York (4.3%)
5,165,000	New York, New York GO, Series J, 5.00%, 6/1/21, Callable 6/1/16 @ 100		5,376,300
5,000,000	New York, New York GO, Series J, 5.00%, 6/1/24, Callable 6/1/16 @ 100		5,168,400
2,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series A, 5.80%, 4/1/18, Callable 4/1/10 @ 101, FSA		2,158,520

		12,703,220

Ohio (1.8%)
3,165,000	Columbus Municipal Airport Authority Revenue, Port Columbus Improvement, Series B, 5.00%, 1/1/16, Callable 1/1/08 @ 101, AMBAC		3,238,713
1,000,000	Hamilton County Sales Tax Revenue, Series B, 5.25%, 12/1/18, Callable 12/1/10 @ 100, AMBAC		1,047,950
1,000,000	Ohio State Building Authority, Adult Correction Facility Revenue, Series A, 5.50%, 10/1/14, Callable 10/1/11 @ 100, FSA		1,071,190

			5,357,853

Oregon (2.9%)
3,100,000	Clackamas Community College District GO, 5.25%, 6/15/16, Callable 6/15/11 @ 100, FGIC		3,280,916
5,000,000	Portland Sewer System Revenue, Series A, 5.75%, 8/1/18, Callable 8/1/10 @ 100, FGIC		5,363,950

			8,644,866

Tennessee (0.6%)
1,600,000	Shelby County GO, Series B, 5.25%, 8/1/17, Callable 8/1/07 @ 101		1,638,944

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Texas (3.2%)
$2,395,000	Barbers Hill Independent School District GO, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD	$2,479,041
2,345,000	Grapevine GO, Series A, 5.00%, 8/15/24, Callable 2/15/15 @ 100, MBIA	2,427,286
2,000,000	Houston Independent School District GO, Series A, 5.00%, 2/15/24, Callable 2/15/15 @ 100, PSF-GTD	2,077,360
1,365,000	New Braunfels GO, 5.00%, 10/1/16, Callable 10/1/14 @ 100, AMBAC	1,443,583
1,045,000	Upper Trinity Reginal Water District, 5.00%, 8/1/20, Callable 8/1/15 @ 100, AMBAC	1,095,902

		9,523,172

Washington (5.2%)
3,475,000	Douglas County School District No. 206 Eastmont GO, 5.00%, 12/1/17, Callable 6/1/11 @ 100, FGIC	3,610,525
2,000,000	Port Seattle Washington Revenue, 5.00%, 2/1/25, Callable 2/1/16 @ 100, XLCA	2,065,640
1,125,000	Skagit County Public Hospital District GO, Series B, 5.375%, 12/1/17, Callable 12/1/14 @ 100, MBIA	1,213,740
1,000,000	Snohomish County GO, 5.70%, 12/1/14, Callable 12/1/09 @ 100, MBIA	1,060,740
2,880,000	Snohomish County Limited Tax GO, 5.25%, 12/1/12, Callable 12/1/11 @ 100, MBIA	3,053,866
4,000,000	Washington State GO, Series A, 5.625%, 7/1/19, Callable 7/1/10 @ 100	4,231,560

		15,236,071

Wisconsin (0.4%)
1,000,000	Milwaukee Sewage Revenue, Series S4, 5.00%, 6/1/18, Callable 6/1/13 @ 100, FGIC	1,042,780

Total Municipal Bonds (Cost $240,419,302)		251,562,592

Investment Company (0.5%)
1,594,747	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares	1,594,747

Total Investment Company (Cost $1,594,747)		1,594,747

Total Investments (Cost $279,665,830) (a)—99.2%		293,210,560
Other assets in excess of liabilities—0.8%		2,510,560

Net Assets—100.0%		$295,721,120

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

(a)	Represents cost for financial reporting and federal income tax purposes. Gross unrealized appreciation on a tax basis is as follows:

Unrealized appreciation	$13,598,011
Unrealized depreciation	(53,281)

Net unrealized appreciation	$13,544,730

(b)	Rate represents the effective yield at purchase.

AMBAC—Insured by AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Corporation

FSA—Insured by Financial Security Assurance

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

PSF-GTD—Insured by Permanent School Funding Guarantee

XLCA—Insured by XL Capital Assurance

RADIAN—Insured by Radian

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies (89.7%)
Federal Farm Credit Bank (10.5%)
$10,000	5.12%, 8/1/06 (b)	$9,999
6,000	5.32%, 10/16/06 (b)	5,934
250,000	6.30%, 8/8/07	252,293
200,000	6.52%, 9/24/07	202,566
130,000	3.61%, 4/15/08 (d)	126,518
610,000	3.50%, 7/28/08	590,235
200,000	3.375%, 3/16/09	191,125
1,000,000	4.125%, 7/17/09	971,187
2,415,000	4.25%, 2/22/10, Callable 2/22/07 @ 100	2,335,657
1,000,000	4.70%, 8/11/10 (d)	975,480
400,000	5.45%, 11/2/10 (d)	396,771
500,000	5.50%, 1/3/11 (d)	496,182

		6,553,947

Federal Home Loan Bank (79.2%)
359,000	5.05%, 8/1/06 (b)	358,950
65,000	4.61%, 11/6/06	64,838
145,000	4.875%, 11/15/06	144,725
1,500,000	6.79%, 2/5/07	1,509,879
890,000	5.00%, 3/8/07	887,605
365,000	6.995%, 4/2/07	368,654
250,000	4.00%, 4/18/07, Callable 10/18/06 @ 100	247,510
500,000	4.875%, 5/15/07	497,900
1,500,000	7.625%, 5/15/07	1,525,073
210,000	7.325%, 5/30/07	213,208
50,000	2.60%, 6/4/07 (c)	48,859
255,000	6.50%, 8/15/07	257,894
925,000	5.00%, 1/28/08	919,838
254,167	3.75%, 2/6/08 (c)	248,522
1,000,000	4.625%, 4/14/08 (c)	988,694
250,000	3.50%, 4/15/08	242,864
1,000,000	4.25%, 4/21/08, Callable 10/21/06 @ 100	982,527
400,000	3.625%, 4/23/08, (c)	389,000
1,000,000	6.185%, 5/6/08	1,015,327
275,000	5.05%, 5/28/08, Callable 8/28/06 @ 100	273,354
1,500,000	4.57%, 10/17/08, (c)	1,477,623
100,000	4.00%, 2/20/09, Callable 8/20/06 @ 100	97,119
275,000	5.25%, 2/27/09, Callable 8/27/06 @ 100	273,512
1,000,000	5.25%, 3/2/09, Callable 3/02/07 @ 100	996,714
5,000,000	5.50%, 5/1/09, Callable 5/1/07 @ 100	4,988,624
100,000	4.00%, 10/30/09, Callable 10/30/06 @ 100	96,452
6,000,000	5.00%, 11/3/09, Callable 11/3/06 @ 100	5,961,263
3,000,000	4.375%, 2/2/10, Callable 2/2/07 @ 100	2,916,795

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$200,000	4.20%, 5/7/10, Callable 11/20/06 @ 100	$192,971
200,000	4.00%, 7/30/10, Callable 1/30/07 @ 100	191,299
160,000	4.22%, 7/30/10, Callable 9/05/06 @ 100	154,139
200,000	4.06%, 8/6/10, Callable 8/6/06 @ 100	191,631
1,750,000	4.125%, 8/13/10	1,683,078
4,500,000	4.375%, 9/17/10	4,367,619
1,000,000	5.125%, 11/1/10, Callable 11/1/06 @ 100	990,222
1,750,000	4.75%, 12/10/10	1,716,843
1,000,000	4.75%, 12/30/10	975,345
3,000,000	4.625%, 2/18/11	2,931,606
1,000,000	5.625%, 2/28/11, Callable 2/28/07 @ 100	996,004
3,200,000	4.875%, 3/11/11	3,154,016
3,700,000	5.25%, 6/10/11	3,700,133

		49,238,229

Total U.S. Government Agencies (Cost $56,282,365)		55,792,176

U.S. Government Agency Mortgage- Backed Obligations (6.1%)
Fannie Mae (3.2%)
697,721	5.00%, 5/1/19	678,967
1,328,738	5.50%, 8/1/19	1,317,112

		1,996,079

Freddie Mac (2.9%)
715,920	5.00%, 1/1/19	696,278
1,096,343	6.00%, 6/1/21	1,103,538

		1,799,816

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $3,786,240)		3,795,895

U.S. Treasury Notes (2.9%)
20,000	2.75%, 8/15/07	19,536
14,000	3.00%, 2/15/08	13,588
65,000	2.625%, 5/15/08	62,415
75,000	3.25%, 8/15/08	72,563
67,000	3.125%, 10/15/08	64,480
175,000	3.00%, 2/15/09	167,023
300,000	3.875%, 5/15/10	289,465
393,000	3.625%, 6/15/10	375,652
750,000	4.375%, 12/15/10	734,619

Total U.S. Treasury Notes (Cost $1,853,815)		1,799,341

Total Investments (Cost $61,922,420) (a)—98.7%		61,387,412
Other assets in excess of liabilities—1.3%		805,470

Net Assets—100.0%		$62,192,882

See notes to financial statements.

PACIFIC CAPITAL FUNDS

High Grade Short Intermediate Fixed Income Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

(a)	Represents cost for financial reporting and federal income tax purposes. Gross unrealized depreciation on a tax basis is as follows:

Unrealized appreciation	$49,408
Unrealized depreciation	(584,416)

Net unrealized depreciation	$(535,008)

(b) Rate represents the effective yield at purchase.

(c) Security continuously callable with five days notice.

(d) Security continuously callable with seven days notice.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments

July 31, 2006

Shares or Principal Amount	Security Description	Value
Alternative Minimum Tax Paper (7.5%)
Hawaii (6.0%)
$610,000	Hawaii Airport System Revenue, Second Series, 6.90%, 7/1/12, Escrowed to Maturity, MBIA	$671,140
1,100,000	Hawaii State Harbor System Revenue, Series A, 4.00%, 1/1/07	1,100,341
2,105,000	Hawaii State Harbor System Revenue, Series A, 4.50%, 1/1/08	2,121,546

		3,893,027

Utah (1.5%)
1,000,000	Utah State Board of Regents Student Loan Revenue, Series N, 5.90%, 11/1/07, Callable 11/1/06 @ 102, AMBAC	1,015,450

Total Alternative Minimum Tax Paper (Cost $4,900,817)		4,908,477

Municipal Bonds (83.5%)
Hawaii (47.9%)
1,595,000	Hawaii County GO, Series A, 5.00%, 7/15/08, CIFG	1,632,419
1,000,000	Hawaii County GO, Series A, 5.25%, 5/15/11, Callable: 5/15/09 @ 101, FSA	1,046,360
1,065,000	Hawaii County GO, Series A, 5.25%, 5/15/12, Callable 5/15/09 @ 101, FSA	1,113,798
1,000,000	Hawaii County GO, Series A, 5.375%, 5/15/13, Callable 5/15/09 @ 101, FSA	1,048,820
1,000,000	Hawaii State GO, Series BW, 6.40%, 3/1/09, FSA-CR	1,064,750
1,000,000	Hawaii State GO, Series CN, 6.25%, 3/1/08, FGIC	1,037,920
1,150,000	Hawaii State GO, Series CP, 5.50%, 10/1/07, FGIC	1,172,724
1,000,000	Hawaii State GO, Series CR, 5.25%, 4/1/13, Prerefunded 4/1/08 @ 101, MBIA	1,033,940
1,000,000	Hawaii State GO, Series CT, 5.25%, 9/1/07, FSA	1,015,880
1,000,000	Hawaii State GO, Series CU, 5.75%, 10/1/10, MBIA	1,073,940
1,250,000	Hawaii State GO, Series CV, 5.50%, 8/1/08, FGIC	1,291,175
1,000,000	Hawaii State GO, Series CZ, 5.25%, 7/1/12, FSA	1,072,260
5,000,000	Hawaii State GO, Series DG, 5.00%, 7/1/09, AMBAC	5,167,899
1,000,000	Hawaii State Harbor System Revenue, Series A, 4.50%, 7/1/08, AMBAC	1,013,310
750,000	Hawaii State Highway Revenue, 4.85%, 7/1/09, FSA	772,110

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Hawaii, continued
$1,055,000	Hawaii State Housing & Community Development Revenue, Series A, 3.70%, 7/1/13, FSA	$1,024,099
1,200,000	Hawaii State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series B, 4.80%, 7/1/07, FNMA	1,204,728
1,150,000	Honolulu City & County Waste Water System Revenue, 5.00%, 7/1/09, FGIC	1,188,617
3,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/13, Callable 7/1/09 @ 101	3,141,360
1,000,000	Honolulu City & County Waste Water System Revenue, 5.25%, 7/1/15, Callable 7/1/09 @ 101, FGIC	1,045,990
1,000,000	Honolulu City & County Waste Water System Revenue, Series SR, 5.00%, 7/1/07, AMBAC	1,010,970
1,000,000	Honolulu City and County GO, Series B, 5.125%, 7/1/16, Prerefunded 7/1/09 @ 101	1,046,810
1,090,000	University of Hawaii System Revenue, Series A, 5.50%, 7/15/16, Callable 7/15/12 @ 100, FGIC	1,178,781

		31,398,660

Iowa (1.9%)
1,195,000	Des Moines, Iowa GO, Series B, 5.00%, 6/1/12, Callable 6/1/10 @ 100	1,246,015

Maine (4.8%)
3,035,000	Maine State Turnpike Authority Turnpike Revenue, 5.375%, 7/1/14, Callable 7/1/08 @ 101, MBIA	3,148,175

Michigan (4.0%)
1,500,000	Michigan State Building Authority Revenue, Series II, 5.00%, 10/15/12, Prerefunded 10/15/07 @ 101	1,536,960
1,000,000	Michigan State Certificate of Participation, 5.50%, 6/1/27, Prerefunded 6/1/10 @ 100, AMBAC	1,061,070

		2,598,030

Minnesota (4.0%)
2,500,000	Minnesota State GO, 5.00%, 8/1/16, Callable 8/1/12 @ 100	2,634,800

Nevada (2.0%)
1,280,000	Clark County Nevada Airport Revenue, 5.25%, 7/1/12, Callable 7/1/08 @ 101, MBIA	1,326,246

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Tax-Free Short Intermediate Securities Fund

Schedule of Portfolio Investments, Continued

July 31, 2006

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
New Jersey (2.2%)
$1,000,000	New Jersey State Certificate of Participation, 5.00%, 6/15/09, Callable 8/7/06 @ 100	$1,028,970
395,000	New Jersey State Transportation Corp., Capital Grant Revenue Anticipation Notes, Series B, 5.50%, 2/1/11, AMBAC	395,308

		1,424,278

New York (1.6%)
1,000,000	New York State Thruway Authority Revenue, Highway & Bridge Trust Fund, Series B, 5.25%, 4/1/12, AMBAC	1,072,130

Pennsylvania (3.8%)
1,370,000	Chester Upland School District GO, 4.40%, 5/15/15, State Aid Withholding	1,369,918
1,030,000	Philadelphia Water & Wastewater Revenue, Series B, 5.50%, 11/1/11, FGIC	1,110,453

		2,480,371

Puerto Rico (5.2%)
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, 6.25%, 7/1/13, MBIA	1,368,576
1,450,000	Puerto Rico Commonwealth GO, 5.25%, 7/1/09, MBIA	1,512,655
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, 5.75%, 7/1/41, Prerefunded 7/1/12 @ 100	551,725

		3,432,956

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued
Utah (3.1%)
$1,000,000	Intermountain Power Agency Revenue, Series A, 5.25%, 7/1/10, Callable 7/1/08 @ 101, MBIA		$1,036,130
1,000,000	Utah State GO, Series F, 5.00%, 7/1/12, Prerefunded 7/1/07 @ 100		1,011,960

		2,048,090

Virginia (3.0%)
2,000,000	Lynchburg, Virginia GO, 3.875%, 7/15/08, Callable 7/15/07 @ 100		2,000,240

Total Municipal Bonds (Cost $54,655,726)			54,809,991

U.S. Government Agencies (3.0%)
Federal Home Loan Bank (3.0%)
2,000,000	4.00%, 7/2/07, Callable 9/2/06 @100		1,975,280

Total U.S. Government Agencies (Cost $1,990,025)			1,975,280

Investment Company (5.3%)
3,000,000	Dreyfus Tax Exempt Cash Management Fund, Institutional Shares		3,000,000
480,006	Goldman Sachs Financial Square Tax-Free Money Market Fund, Institutional Shares		480,006

Total Investment Company (Cost $3,480,006)			3,480,006

Total Investments (Cost $65,026,574) (a)—99.3%			65,173,754
Other assets in excess of liabilities— 0.7%			443,990

Net Assets—100.0%			$65,617,744

(a)	Represents cost for financial reporting and federal income tax purposes. Gross unrealized appreciation on a tax basis is as follows:

Unrealized appreciation	$244,423
Unrealized depreciation	(97,243)

Net unrealized appreciation	$147,180

AMBAC—AMBAC Indemnity Corporation

FGIC—Insured by the Financial Guaranty Insurance Corporation

FSA—Insured by Financial Security Assurance

FSA-CR—FSA Custodial Receipts

FNMA—Insured by Federal National Mortgage Association Collateral

GO—General Obligation

MBIA—Insured by Municipal Bond Insurance Association

CIFG—Insured by IXIS Financial Guaranty

See notes to financial statements.

PACIFIC CAPITAL FUNDS

U.S. Government Short Fixed Income Fund

Schedule of Portfolio Investments

July 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies (99.5%)
Federal Farm Credit Bank (1.9%)
$7,000	5.32%, 10/16/06 (b)	$6,923
304,000	2.74%, 2/2/07, Callable 8/31/06 @ 100	299,945
150,000	5.08%, 4/3/07 (d)	149,612
1,480,000	4.60%, 8/8/08, Callable 8/31/06 @ 100	1,459,550

		1,916,030

Federal Home Loan Bank (97.6%)
1,574,000	5.05%, 8/1/06 (b)	1,573,779
385,000	2.55%, 8/14/06	384,602
170,000	2.70%, 8/21/06	169,746
95,000	2.60%, 9/1/06	94,773
600,000	3.125%, 9/15/06	598,275
380,000	2.33%, 10/16/06 (c)	377,502
750,000	3.03%, 10/19/06 (c)	745,973
1,000,000	3.875%, 12/1/06	994,614
550,000	2.72%, 12/8/06	544,766
250,000	2.75%, 12/15/06	247,500
665,000	3.375%, 12/15/06 (c)	659,985
925,000	2.33%, 12/29/06	913,298
750,000	2.50%, 12/29/06 (c)	741,010
690,000	2.875%, 12/29/06	682,721
500,000	2.30%, 1/12/07	493,077
200,000	3.50%, 1/18/07	198,209
860,000	2.65%, 1/22/07	848,757
500,000	2.74%, 2/2/07 (c)	493,330
785,000	2.80%, 2/9/07 (c)	774,374
220,000	2.80%, 2/9/07	217,022
335,000	2.625%, 2/16/07	329,995
7,750,000	5.125%, 2/20/07	7,732,888
5,530,000	5.00%, 3/2/07 (c)	5,512,022
2,000,000	5.05%, 3/28/07 (c)	1,994,750
500,000	2.65%, 4/5/07 (c)	490,838
675,000	2.75%, 4/27/07 (c)	661,938
300,000	3.70%, 5/10/07 (c)	296,114
200,000	3.70%, 8/10/07	196,728
525,000	4.30%, 10/4/07	518,786
90,000	6.20%, 10/10/07	90,391

Principal Amount	Security Description	Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$100,000	3.02%, 11/6/07 (c)	$97,219
755,000	3.385%, 11/6/07 (c)	737,248
2,000,000	5.00%, 11/23/07 (c)	1,989,820
4,000,000	5.05%, 12/14/07 (c)	3,981,140
3,950,000	5.00%, 12/17/07 (c)	3,928,994
160,000	3.02%, 12/28/07 (c)	155,094
6,375,000	5.00%, 1/28/08 (c)	6,339,421
485,000	4.00%, 2/22/08 (c)	475,728
1,500,000	4.61%, 2/28/08 (c)	1,483,964
1,000,000	5.10%, 3/6/08, Callable 9/6/08 @ 100	997,189
470,000	3.70%, 3/12/08	458,619
1,185,000	4.25%, 4/21/08 (c)	1,164,295
5,060,000	5.50%, 5/30/08, Callable 5/30/07 @ 100	5,056,266
335,000	4.00%, 7/14/08 (c)	327,327
200,000	4.15%, 8/11/08 (c)	195,826
8,875,000	5.00%, 1/23/09, Callable 1/23/07 @ 100	8,812,955
1,000,000	5.00%, 3/2/09 (c)(e)	994,615
4,000,000	5.25%, 3/2/09, Callable 3/2/07 @ 100	3,986,856
7,650,000	5.50%, 5/4/09 (c)	7,632,635
8,875,000	5.625%, 5/15/09 (c)	8,874,236
11,450,000	5.25%, 6/10/11	11,450,411

		98,717,621

Total U.S. Government Agencies (Cost $100,836,762)		100,633,651

U.S. Treasury Notes (0.4%)
63,000	2.25%, 2/15/07	62,045
370,000	3.125%, 5/15/07	364,378

Total U.S. Treasury Notes (Cost $431,973)		426,423

Total Investments (Cost $101,268,735) (a)—99.9%		101,060,074
Other assets in excess of liabilities—0.1%		150,133

Net Assets—100.0%		$101,210,207

(a)	Represents cost for financial reporting and federal income tax purposes. Gross unrealized depreciation on a tax basis is as follows:

Unrealized appreciation	$111,548
Unrealized depreciation	(320,209)

Net unrealized depreciation	$(208,661)

(b)	Rate represents the effective yield at purchase.
(c)	Security continuously callable with five days notice.
(d)	Security continuously callable with seven days notice.
(e)	This security has a rate that periodically changes. Rate presented represents rate in effect at July 31, 2006.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

July 31, 2006

1.	Organization

Pacific Capital Funds (the “Trust”) was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a “Fund” and collectively, the “Funds”): New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund (formerly Diversified Fixed Income Fund), Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund (formerly Short Intermediate U.S. Government Securities Fund), Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund (formerly Ultra Short Government Fund). The Trust is authorized to issue an unlimited number of shares without par value in four classes of shares for each Fund: Class A, Class B, Class C and Class Y. The sale of Class B Shares has been suspended since June 1, 2003 (except for reinvestment of dividends and exchanges of Class B Shares between Funds).

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under distribution (12b-1) fees, voting rights on matters affecting a single class of shares, sales charges and exchange privileges. The A Shares of the New Asia Growth Fund, the International Stock Fund, the Small Cap Fund, the Mid-Cap Fund, the Growth Stock Fund, the Growth and Income Fund, and the Value Fund have a maximum sales charge on purchases of 5.25% of the purchase price; the A Shares for the High Grade Core Fixed Income Fund and the Tax-Free Securities Fund have a maximum sales charge on purchases of 4.00% of the purchase price; and the A Shares for the High Grade Short Intermediate Fixed Income Fund, the Tax-Free Short Intermediate Securities Fund, and the U.S. Government Short Fixed Income Fund have a maximum sales charge on purchases of 2.25% of the purchase price. The B Shares have a contingent deferred sales charge (“CDSC”) of 5.00% as a percentage of original purchase price or sale price (whichever is less) if redeemed before the sixth anniversary of purchase, declining from 5.00% within the first year to 0% after the sixth year. The C Shares have a CDSC of 1.00% as a percentage of the original purchase price if redeemed within twelve months of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which are valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available mean of the bid and asked quotations in the principal market in which such securities are normally traded. Investments in securities in which the principal market is not an exchange or an over-the-counter market are valued using an independent pricing service approved by the Board of Trustees. Such prices reflect fair values, which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost or original cost

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

plus interest, which approximates fair value. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the New Asia Growth Fund and the International Stock Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Transactions:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

The New Asia Growth Fund and International Stock Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Foreign Currency Contracts:

The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in “cross-currency” foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds’ foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At July 31, 2006, the International Stock Fund, Small Cap Fund and High Grade Core Fixed Income Fund held restricted securities representing 0.5%, 2.0% and 1.5% of net assets, respectively. The restricted securities held as of July 31, 2006 are identified below:

Issue Description	Acquisition Date	Cost ($)	Shares or Principal Amount ($)	Value ($)
International Stock Fund:
Evraz Group SA, GDR	*	1,103,281	43,878	1,053,072

Small Cap Fund:
Castlepoint Holdings Ltd.	3/27/06	2,674,000	267,400	2,941,400
DiamondRock Hospitality Co.	6/29/04	1,424,000	142,400	2,288,368
JER Investors Trust, Inc.	**	1,150,500	76,700	1,188,850
Quintana Maritime Ltd. (a)	5/10/06	2,334,375	24,900	2,334,375

High Grade Core Fixed Income Fund:
FGIC Corp., 6.00%, 1/15/34	***	1,105,698	1,025,000	984,497
SABMiller PLC, 6.20%, 7/1/11	6/27/06	2,997,870	3,000,000	3,053,706
Viacom, Inc., 5.75%, 4/30/11	7/26/06	490,805	500,000	491,184

(a)	Determined to be illiquid based upon procedures approved by the Board of Trustees and represents 0.54% of net assets.
*	Purchased on various dates beginning 4/25/06.
**	Purchased on various dates beginning 8/29/05.
***	365,000 shares of this security were acquired on 5/31/05 and 660,000 shares were acquired on 7/15/05.

Securities Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations:

Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

Income, expenses (other than expenses attributable to a specific share class) and realized/unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

Distributions to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund and Value Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for all the Funds. Some of the Funds utilize equalization accounting for tax purposes and designate earnings and profits, including realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Redemption Fees:

The New Asia Growth Fund and International Stock Fund may impose a redemption fee. This fee can be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. For financial statement purposes, these amounts are included on the Statements of Changes in Net Assets as an addition to paid-in capital. Fees for the Funds for the years ended July 31, 2006 and July 31, 2005 were as follows:

	2006 ($)	2005 ($)
New Asia Growth Fund	1,254	393
International Stock Fund	594	1,414

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding securities maturing less than one year from acquisition and U.S. Government securities) for the year ended July 31, 2006 were as follows:

	Purchases ($)	Sales ($)
New Asia Growth Fund	57,806,307	28,467,808
International Stock Fund	138,627,841	69,804,761
Small Cap Fund	527,209,297	350,476,708
Mid-Cap Fund	80,478,512	88,855,279
Growth Stock Fund	381,027,872	456,928,955
Growth and Income Fund	286,049,093	273,068,017
Value Fund	226,777,949	281,108,287
High Grade Core Fixed Income Fund	61,873,696	132,563,470
Tax-Free Securities Fund	186,096,366	211,284,753
Tax-Free Short Intermediate Securities Fund	66,800,625	65,080,526

Purchases and sales of securities of long-term U.S. Government securities for the year ended July 31, 2006 were as follows:

	Purchases ($)	Sales ($)
High Grade Core Fixed Income Fund	190,725,150	137,524,267
High Grade Short Intermediate Fixed Income Fund	54,802,227	77,765,539
Tax-Free Short Intermediate Securities Fund	3,963,080	7,256,281
U.S. Government Short Fixed Income Fund	98,210,635	128,607,126

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

4.	Transactions with Affiliates

Investment advisory services are provided to the Trust by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Funds are charged the following annual fees based upon average daily net assets which are computed daily and paid monthly:

	Maximum Annual Advisory Fee (%)	Net Annual Fees Paid (%)
New Asia Growth Fund	0.40	0.40
International Stock Fund	0.45	0.35
Small Cap Fund*	0.50	0.39
Mid-Cap Fund	0.60	0.30
Growth Stock Fund	0.80	0.80
Growth and Income Fund	0.80	0.80
Value Fund	0.80	0.80
High Grade Core Fixed Income Fund	0.60	0.45
Tax-Free Securities Fund	0.60	0.45
High Grade Short Intermediate Fixed Income Fund	0.50	0.19
Tax-Free Short Intermediate Securities Fund	0.50	0.40
U.S. Government Short Fixed Income Fund	0.40	0.09

*	The fee is reduced by any amount paid to the Sub-Advisors in excess of 0.60% so that the total advisory and sub-advisory fees will not exceed 1.10%.

The Adviser has voluntarily agreed to waive a portion of its fees. Fee waivers are voluntary and may be terminated at any time.

The following Funds have entered into Sub-Advisory contracts as listed below. Under the terms of each Sub-Advisory agreement, the Funds are charged the following annual fees by the Sub-Advisor based upon average daily net assets which are computed daily and paid monthly:

Fund	Sub-Advisor	Annual Fees Paid
New Asia Growth Fund	First State Investments International Ltd. [1]	0.50%
International Stock Fund	Hansberger Global Investors, Inc.	0.60% of the first $75 million; 0.35% in excess of $75 million
Small Cap Fund	Nicholas-Applegate Capital Management, small cap value style Nicholas-Applegate Capital Management, systematic small cap style	0.60% of the first $50 million; 0.55% on assets in excess of $50 million [2] 0.70% [3]
	Wellington Management Company, LLP	0.70% of the first $150 million; 0.65% on assets in excess of $150 million [4]
Mid-Cap Fund	Bankoh Investment Partners, LLC	0.20%

[1]	Prior to June 29, 2006, the Sub-Advisor was First State (Hong Kong) LLC, an affiliate of the fund’s current sub-advisor with a substantially similar management style. First State (Hong Kong) LLC received the same fees listed in the table.
[2]	On assets managed by Nicholas-Applegate Capital Management with its small cap value style.
[3]	On assets managed by Nicholas-Applegate Capital Management with its systematic small cap style.
[4]	On assets managed by Wellington Management Company, LLP.

Bank of Hawaii (“BOH”) acts as Administrator of the Trust effective July 1, 2006 and receives 0.04% of the average daily net assets of the Trust for this service. Prior to July 1, 2006, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), a wholly owned subsidiary of The BISYS Group Inc., served the Trust as Administrator and received an annual fee of 0.16% of the average daily net assets of each Fund, plus $60,000 for providing additional legal services to the Trust.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

Effective July 1, 2006, BISYS Ohio serves the Trust as Sub-Administrator pursuant to an agreement between BISYS Ohio, the Trust and BOH. BISYS Ohio receives fees from the Trust of 0.05% of the average daily net assets of the Trust and $10,000 annually for providing additional legal services. Prior to July 1, 2006, BOH served as Sub-Administrator to the Trust pursuant to a sub-administration agreement with BISYS Ohio. BISYS Ohio was solely responsible for paying BOH any fees for such services.

In addition, BISYS Ohio provides an employee to serve as Chief Compliance Officer for the Trust and provide certain related services and receives a fee for this service and reimbursement for certain out-of-pocket expenses.

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent. Under the terms of the fund accounting and transfer agency agreement, BISYS Ohio is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

BISYS Ohio may voluntarily reduce expenses to assist the Funds in maintaining competitive expense ratios. These voluntary waivers may be terminated at any time and will not be recouped in subsequent years.

BISYS Fund Services Limited Partnership (“BISYS”), also a wholly owned subsidiary of The BISYS Group, Inc., serves the Trust as principal underwriter and distributor. The Trust has adopted for the Class A, Class B and Class C shares of each of the Funds Class A Distribution Plan, Class B Distribution Plan and Class C Distribution Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays BISYS a fee which will not exceed on an annual basis, 0.40%, 1.00% and 1.00%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C shares of each Fund. Prior to December 1, 2005, the fee charged on the average daily net assets attributable to the Class A Shares was not to exceed 0.75% on an annual basis. These fees are for payments BISYS makes to banks, including BOH or its affiliates, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

The following table shows the amounts received by BISYS on commissions from sales and the amounts re-allowed to affiliated broker dealers of the Funds during the year ended July 31, 2006:

	Received ($)	Retained ($)
Class A	425,246	53,103
Class C	123,721	19,797

Certain Officers and Trustees of the Trust are affiliated with Bank of Hawaii, the Adviser, BISYS Ohio or BISYS. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five Non-Interested Trustees receives a fee for their service plus the reimbursement of certain expenses incurred.

The Adviser has entered into a reimbursement agreement with the Funds in which it agrees to reimburse the Funds for fees charged by various intermediaries. The intermediaries, such as broker-dealers, banks, retirement plan administrators or other institutions, make one or more Funds available to their customers in accordance with relevant Intermediary Agreements and provide certain recordkeeping, processing and/or administrative services. This agreement can be terminated by the Adviser with 60 days written notice. The reimbursements made by the Adviser may not be recouped in future periods.

During the year, the Adviser reimbursed the Growth Stock Fund and Value Fund $3,093 and $3,762, respectively, for commissions incurred on a security transaction that was intended to be a transfer of securities between the funds under Rule 17a-7, but was inadvertently traded via a broker. These amounts are included in the line item “Net increase from payments by affiliates” on the Statements of Operations. The impact to both funds was less than $0.005 per share.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

Also during the year, Nicholas-Applegate Capital Management reimbursed the Small Cap Fund $38,757 for losses incurred in the disposal of investments held in violation of the Fund’s investment restrictions. The amount is disclosed on the line item “Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions” on the Statements of Operations. The impact to the Fund was less than $0.005 per share.

5.	Risks

The New Asia Growth Fund and International Stock Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could effect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

The New Asia Growth Fund’s concentration of investments in securities of issuers located in the Far East Asia region may subject the Fund to the effects of economic and government policies within that region.

The Tax-Free Securities and Tax-Free Short Intermediate Securities Funds’ concentration of investments in securities of issuers located in Hawaii may subject each Fund to the effects of economic and government policies within Hawaii.

6.	Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. paydown reclasses and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

The tax character of distributions paid during the year ended July 31, 2006 were as follows (amounts in thousands):

	Distributions Paid From		Total Taxable Distributions ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)
	Net Investment Income ($)	Net Long-Term Capital Gains ($)
New Asia Growth Fund	653	2,618	3,271	—	3,271
International Stock Fund	1,786	—	1,786	—	1,786
Small Cap Fund	5,368	14,808	20,176	—	20,176
Mid-Cap Fund	2,202	2,495	4,697	—	4,697
Growth and Income Fund	801	—	801	—	801
Value Fund	1,904	17	1,921	—	1,921
High Grade Core Fixed Income Fund	12,913	46	12,959	—	12,959
Tax-Free Securities Fund	283	3,961	4,244	12,703	16,947
High Grade Short Intermediate Fixed Income Fund	2,795	—	2,795	—	2,795
Tax-Free Short Intermediate Securities Fund	371	—	371	1,717	2,088
U.S. Government Short Fixed Income Fund	4,091	—	4,091	—	4,091

The tax character of distributions paid during the year ended July 31, 2005 were as follows (amounts in thousands):

	Distributions Paid From		Total Taxable Distributions ($)	Tax Exempt Distributions ($)	Total Distributions Paid ($)
	Net Investment Income ($)	Net Long-Term Capital Gains ($)
New Asia Growth Fund	431	—	431	—	431
International Stock Fund	508	—	508	—	508
Small Cap Fund	9,961	12,613	22,574	—	22,574
Mid-Cap Fund	296	—	296	—	296
Growth Stock Fund	513	—	513	—	513
Growth and Income Fund	870	—	870	—	870
Value Fund	1,913	—	1,913	—	1,913
High Grade Core Fixed Income Fund	10,851	804	11,655	—	11,655
Tax-Free Securities Fund	92	5,021	5,113	13,715	18,828
High Grade Short Intermediate Fixed Income Fund	2,604	12	2,616	—	2,616
Tax-Free Short Intermediate Securities Fund	7	—	7	1,741	1,748
U.S. Government Short Fixed Income Fund	3,623	—	3,623	—	3,623

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed		Accumulated Earnings ($)	Distributions Payable ($)	Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)*	Total Accumulated Earnings/ (Deficit) ($)
	Ordinary Income ($)	Long-Term Capital Gain ($)
New Asia Growth Fund	497	4,290	4,787	—	(14)	13,516	18,289
International Stock Fund	220	—	220	—	(12,145)	19,972	8,047
Small Cap Fund	17,848	13,621	31,469	—	—	17,897	49,366
Mid-Cap Fund	824	5,448	6,272	—	—	4,920	11,192
Growth Stock Fund	—	—	—	—	(90,523)	(3,447)	(93,970)
Growth and Income Fund	—	—	—	—	(11,592)	4,864	(6,728)
Value Fund	—	13,867	13,867	—	—	14,655	28,522
High Grade Core Fixed Income Fund	97	—	97	(152)	(5,320)	500	(4,875)
High Grade Short Intermediate Fixed Income Fund	29	—	29	(29)	(2,049)	(535)	(2,584)
U.S. Government Short Fixed Income Fund	60	—	60	(52)	(2,827)	(209)	(3,028)

*	Any differences between book-basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and/or passive foreign investment companies.

	Undistributed			Accumulated Earnings ($)	Distributions Payable ($)	Accumulated Capital & Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)	Total Accumulated Earnings/ (Deficit) ($)
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gain ($)
Tax-Free Securities Fund	132	—	—	132	(132)	(293)	13,545	13,252
Tax-Free Short Intermediate Securities Fund	24	—	—	24	(23)	(708)	147	(560)

As of the latest tax year end of July 31, 2006, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires
	2010 ($)	2011 ($)	2012 ($)	2013 ($)	2014 ($)
International Stock Fund	2,310,504	9,834,840	—	—	—
Growth Stock Fund	8,501,492	82,021,934	—	—	—
Growth and Income Fund	—	11,592,422	—	—	—
High Grade Core Fixed Income Fund	—	—	—	—	95,740
High Grade Short Intermediate Fixed Income Fund	—	—	—	55,178	605,203
Tax-Free Short Intermediate Securities Fund	—	—	—	14,258	18,908
U.S. Government Short Fixed Income Fund	—	—	32,741	1,268,106	889,880

During the year ended July 31, 2006, the International Stock Fund, Growth Stock Fund, Growth and Income Fund and Value Fund utilized $14,227, $16,996, $8,064 and $7,123 in capital loss carryforwards, respectively, (in thousands).

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Continued

July 31, 2006

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds have deferred losses, which will be treated as arising on the first day of the fiscal year to end July 31, 2007:

	Post October Capital Losses ($)	Foreign Currency Losses ($)
New Asia Growth Fund	—	14,273
High Grade Core Fixed Income Fund	5,224,671	—
Tax-Free Securities Fund	292,748	—
High Grade Short Intermediate Fixed Income Fund	1,388,441	—
Tax-Free Short Intermediate Securities Fund	675,012	—
U.S. Government Short Fixed Income Fund	636,072	—

7.	Legal and Regulatory Matters

Management of the Funds has reported to the Funds’ Board of Trustees (the “Board”) that, like many U.S. financial services companies, the Funds and certain of its affiliates have from time to time received formal requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual funds. Management has advised the Board that the Funds and its affiliates have cooperated fully with each request.

Management of the Funds previously reported to the Board that each of the Funds, the Asset Management Group of Bank of Hawaii, the Bank’s parent company, and four present or former officers of the Bank had received letters from a member of the staff of the Pacific Regional Office of the Securities and Exchange Commission (“SEC”) indicating that the staff intended to recommend to the SEC institution of a civil enforcement action against the recipients related to the SEC’s investigation of alleged market timing and/or excessive trading in shares of the Funds by a former shareholder of the Funds who was at the time an employee of the Bank. In December 2005, the SEC informed the Funds and other recipients that its investigation into the matter had been terminated and no enforcement action had been recommended.

The Bank directly reimbursed those shareholders of the Funds who incurred traceable losses above a de minimis amount resulting from the former employee’s trading activity, or put into escrow funds for such shareholders. Each pension or employee benefit plan was treated as a single shareholder for purposes of applying the de minimis threshold. In addition, the Bank has reimbursed the Funds in the amount of $33,137. The following is a breakout by fund of the $33,137 reimbursement. These amounts are included in the line item “Net increase from payments by affiliates and net realized gains (losses) on the disposal of investments in violation of restrictions” or “Net increase from payments by affiliates” on the Statements of Operations. The impact for all funds is less than $0.005 per share and the Funds believe the matter is now fully resolved.

New Asia Growth Fund	$22,564
Small Cap Fund	4,377
Growth Stock Fund	3,920
High Grade Short Intermediate Fixed Income Fund	2,276

In addition, BISYS Fund Services, which provides various services to the Trust as described in footnote 4, has reached settlement with the SEC regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Fund management has not determined the degree, if any, to which the Funds are affected by the settlement. Based on management’s review and consideration of the matter to date, management does not believe the Funds’ financial statements would be adversely impacted as a result of this investigation.

Continued

PACIFIC CAPITAL FUNDS

Notes to Financial Statements, Concluded

July 31, 2006

8.	Special Meetings of Shareholders (unaudited)

On March 13, 2006, there was a Special Meeting of the Shareholders of the New Asia Growth Fund. The purpose of the meeting was to approve a new sub-advisory agreement with First State Investments International Limited. The number of shares voted is as follows:

	No. of Shares	% of Shares Voted
FOR:	2,689,765	99.82
AGAINST:	4,028	0.15
ABSTAIN:	955	0.04
TOTAL:	2,694,748	100

On June 9, 2006, there was a Special Meeting of the Shareholders of the Small Cap Fund. A description of the proposals and the number of shares voted is as follows:

1.	To approve a sub-advisory agreement for a portion of the Fund’s investment portfolio with a new sub-adviser, Wellington Management Company, LLP.

	No. of Shares	% of Shares Voted
FOR:	10,599,252	94.962
AGAINST:	201,251	1.803
ABSTAIN:	361,089	3.235
TOTAL:	11,161,592	100

2.	To approve a proposal that would permit the Adviser to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining prior shareholder approval.

	No. of Shares	% of Shares Voted
FOR:	10,528,137	94.325
AGAINST:	275,072	2.464
ABSTAIN:	358,383	3.211
TOTAL:	11,161,592	100

PACIFIC CAPITAL FUNDS — NEW ASIA GROWTH FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments and Foreign Currencies	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$15.52	$0.10	$2.12		$2.22	$(0.10)	$(0.80)	$(0.90)	$16.84	15.00%	$2,157	1.76%	0.64%	2.08%	44.10%
Year Ended July 31, 2005	11.46	0.11 (f)	4.07	(f)	4.18	(0.12)	—	(0.12)	15.52	36.68	1,770	1.96	0.84	2.48	44.06
Year Ended July 31, 2004	9.77	0.08	1.68		1.76	(0.07)	—	(0.07)	11.46	17.94	1,386	1.88	0.52	2.39	78.13
Year Ended July 31, 2003	9.83	0.02	(0.07)		(0.05)	(0.01)	—	(0.01)	9.77	(0.47)	1,264	2.10	0.22	2.61	110.44
Year Ended July 31, 2002	9.42	(0.01)	0.42		0.41	—	—	—	9.83	4.35	1,530	1.96	(0.07)	2.48	70.55
CLASS B
Year Ended July 31, 2006	$14.97	$—	$2.01		$2.01	$(0.05)	$(0.80)	$(0.85)	$16.13	14.05%	$639	2.51%	(0.04%)	2.57%	44.10%
Year Ended July 31, 2005	11.09	0.01 (f)	3.93	(f)	3.94	(0.06)	—	(0.06)	14.97	35.66	446	2.71	0.09	2.73	44.06
Year Ended July 31, 2004	9.48	(0.02)	1.65		1.63	(0.02)	—	(0.02)	11.09	17.18	369	2.64	(0.23)	2.65	78.13
Year Ended July 31, 2003	9.60	(0.04)	(0.08)		(0.12)	—	—	—	9.48	(1.25)	424	2.85	(0.51)	2.86	110.44
Year Ended July 31, 2002	9.22	(0.10)	0.48		0.38	—	—	—	9.60	4.12	426	2.71	(0.91)	2.74	70.55
CLASS C
Year Ended July 31, 2006	$14.96	$(0.01)	$2.02		$2.01	$(0.05)	$(0.80)	$(0.85)	$16.12	14.08%	$413	2.51%	(0.10%)	2.57%	44.10%
Year Ended July 31, 2005	11.09	0.04 (f)	3.91	(f)	3.95	(0.08)	—	(0.08)	14.96	35.73	272	2.70	0.27	2.74	44.06
Period Ended July 31, 2004*	11.98	(0.01)	(0.88)		(0.89)	—	—	—	11.09	(7.43)	9	2.53	(0.66)	2.53	78.13
CLASS Y
Year Ended July 31, 2006	$15.72	$0.14	$2.15		$2.29	$(0.14)	$(0.80)	$(0.94)	$17.07	15.26%	$85,836	1.51%	0.98%	1.57%	44.10%
Year Ended July 31, 2005	11.60	0.15 (f)	4.13	(f)	4.28	(0.16)	—	(0.16)	15.72	37.07	44,092	1.71	1.13	1.73	44.06
Year Ended July 31, 2004	9.89	0.11	1.70		1.81	(0.10)	—	(0.10)	11.60	18.21	29,827	1.63	0.80	1.64	78.13
Year Ended July 31, 2003	9.93	0.05	(0.06)		(0.01)	(0.03)	—	(0.03)	9.89	(0.13)	23,937	1.85	0.59	1.86	110.44
Year Ended July 31, 2002	9.49	0.01	0.43		0.44	— (g)	—	— (g)	9.93	4.64	19,870	1.71	0.13	1.73	70.55

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the daily average shares method.
(g)	Amount less than $0.005.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — INTERNATIONAL STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments and Foreign Currencies	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$8.95	$0.07		$1.87		$1.94	$(0.08)	$—	$(0.08)	$10.81	21.65%	$999	1.48%	0.68%	1.90%	46.18%
Year Ended July 31, 2005	7.41	0.05	(f)	1.52	(f)	1.57	(0.03)	—	(0.03)	8.95	21.17	949	1.73	0.60	2.35	37.98
Year Ended July 31, 2004	6.46	(0.01)		0.96		0.95	—	—	—	7.41	14.71	884	1.78	(0.05)	2.38	237.06
Year Ended July 31, 2003	6.37	0.03		0.06		0.09	—	—	—	6.46	1.41	874	1.84	0.43	2.44	178.04
Year Ended July 31, 2002	8.15	(0.04)		(1.74)		(1.78)	—	—	—	6.37	(21.84)	1,137	1.81	(0.15)	2.44	244.40
CLASS B
Year Ended July 31, 2006	$8.54	$(0.01)		$1.77		$1.76	$(0.03)	$—	$(0.03)	$10.27	20.63%	$673	2.23%	(0.06%)	2.39%	46.18%
Year Ended July 31, 2005	7.10	(0.01	)(f)	1.46	(f)	1.45	(0.01)	—	(0.01)	8.54	20.43	649	2.48	(0.16)	2.60	37.98
Year Ended July 31, 2004	6.24	(0.05)		0.91		0.86	—	—	—	7.10	13.78	608	2.53	(0.80)	2.63	237.06
Year Ended July 31, 2003	6.18	(0.03)		0.09		0.06	—	—	—	6.24	0.97	536	2.59	(0.36)	2.69	178.04
Year Ended July 31, 2002	7.94	(0.07)		(1.69)		(1.76)	—	—	—	6.18	(22.17)	612	2.56	(0.95)	2.69	244.40
CLASS C
Year Ended July 31, 2006	$8.53	$(0.01)		$1.78		$1.77	$(0.03)	$—	$(0.03)	$10.27	20.78%	$601	2.23%	(0.04%)	2.39%	46.18%
Year Ended July 31, 2005	7.10	0.05	(f)	1.39	(f)	1.44	(0.01)	—	(0.01)	8.53	20.30	494	2.42	0.57	2.55	37.98
Period Ended July 31, 2004*	7.48	(0.01)		(0.37)		(0.38)	—	—	—	7.10	(5.08)	9	2.60	(0.45)	2.71	237.06
CLASS Y
Year Ended July 31, 2006	$9.13	$0.09		$1.91		$2.00	$(0.10)	$—	$(0.10)	$11.03	21.90%	$209,795	1.23%	1.15%	1.39%	46.18%
Year Ended July 31, 2005	7.55	0.08	(f)	1.55	(f)	1.63	(0.05)	—	(0.05)	9.13	21.61	93,049	1.47	0.97	1.59	37.98
Year Ended July 31, 2004	6.57	0.01		0.97		0.98	—	—	—	7.55	14.92	59,165	1.53	0.20	1.63	237.06
Year Ended July 31, 2003	6.44	0.05		0.08		0.13	—	—	—	6.57	2.02	60,558	1.59	0.74	1.69	178.04
Year Ended July 31, 2002	8.19	(0.01)		(1.74)		(1.75)	—	—	—	6.44	(21.37)	50,422	1.56	0.03	1.69	244.40

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge and/or redemption fees, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the daily average shares method.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — SMALL CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$18.10	$(0.07	)(f)	$0.93	(f)	$0.86	$—	$(1.29)	$(1.29)	$17.67	4.97%	$215,270	1.62%	(0.40%)	2.02%	110.61%
Year Ended July 31, 2005	16.52	(0.08	)(f)	4.39	(f)	4.31	—	(2.73)	(2.73)	18.10	27.98	103,700	1.63	(0.49)	2.26	67.75
Year Ended July 31, 2004	13.24	(0.02)		3.64		3.62	—	(0.34)	(0.34)	16.52	27.53	10,625	1.55	(0.37)	2.15	90.26
Year Ended July 31, 2003	12.15	(0.01)		2.59		2.58	(0.02)	(1.47)	(1.49)	13.24	24.62	1,595	1.60	(0.08)	2.20	105.27
Year Ended July 31, 2002	13.47	0.03		(0.36)		(0.33)	(0.03)	(0.96)	(0.99)	12.15	(2.72)	1,265	1.58	0.20	2.20	81.67
CLASS B
Year Ended July 31, 2006	$17.22	$(0.19	)(f)	$0.88	(f)	$0.69	$—	$(1.29)	$(1.29)	$16.62	4.14%	$3,093	2.37%	(1.11%)	2.53%	110.61%
Year Ended July 31, 2005	15.94	(0.21)		4.22		4.01	—	(2.73)	(2.73)	17.22	27.09	3,555	2.35	(1.29)	2.46	67.75
Year Ended July 31, 2004	12.89	(0.17)		3.56		3.39	—	(0.34)	(0.34)	15.94	26.48	3,099	2.29	(1.12)	2.39	90.26
Year Ended July 31, 2003	11.92	(0.08)		2.52		2.44	—	(1.47)	(1.47)	12.89	23.74	2,476	2.35	(0.83)	2.45	105.27
Year Ended July 31, 2002	13.29	(0.06)		(0.35)		(0.41)	— (g)	(0.96)	(0.96)	11.92	(3.38)	2,013	2.33	(0.61)	2.44	81.67
CLASS C
Year Ended July 31, 2006	$17.23	$(0.20	)(f)	$0.89	(f)	$0.69	$—	$(1.29)	$(1.29)	$16.63	4.19%	$14,908	2.37%	(1.15%)	2.53%	110.61%
Year Ended July 31, 2005	15.95	(0.21	)(f)	4.22	(f)	4.01	—	(2.73)	(2.73)	17.23	27.00	5,832	2.40	(1.33)	2.54	67.75
Period Ended July 31, 2004 (c)*	15.84	(0.03)		0.14		0.11	—	—	—	15.95	0.69	46	2.32	(1.27)	2.42	90.26
CLASS Y
Year Ended July 31, 2006	$18.29	$(0.03	)(f)	$0.95	(f)	$0.92	$—	$(1.29)	$(1.29)	$17.92	5.26%	$197,701	1.37%	(0.14%)	1.53%	110.61%
Year Ended July 31, 2005	16.63	(0.05)		4.44		4.39	—	(2.73)	(2.73)	18.29	28.30	125,299	1.35	(0.29)	1.46	67.75
Year Ended July 31, 2004	13.30	(0.02)		3.69		3.67	—	(0.34)	(0.34)	16.63	27.78	117,641	1.29	(0.12)	1.39	90.26
Year Ended July 31, 2003	12.18	0.03		2.60		2.63	(0.04)	(1.47)	(1.51)	13.30	24.96	85,520	1.35	0.19	1.45	105.27
Year Ended July 31, 2002	13.49	0.06		(0.35)		(0.29)	(0.06)	(0.96)	(1.02)	12.18	(2.47)	68,001	1.33	0.47	1.45	81.67

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the daily average shares method.
(g)	Amount less than $0.005.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — MID-CAP FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$12.75	$0.01	$0.22	$0.23	$(0.02)	$(0.75)	$(0.77)	$12.21	1.78%	$886	1.05%	0.10%	1.69%	101.34%
Year Ended July 31, 2005	10.33	0.03	2.42	2.45	(0.03)	—	(0.03)	12.75	23.69	760	1.05	0.25	1.95	97.23
Period Ended July 31, 2004*	10.00	0.02	0.33	0.35	(0.02)	—	(0.02)	10.33	3.50	186	1.05	0.34	2.08	47.75
CLASS C
Year Ended July 31, 2006	$12.68	$(0.08)	$0.22	$0.14	$—	$(0.75)	$(0.75)	$12.07	1.07%	$547	1.80%	(0.64%)	2.18%	101.34%
Year Ended July 31, 2005	10.32	(0.03)	2.39	2.36	—	—	—	12.68	22.87	509	1.80	(0.50)	2.21	97.23
Period Ended July 31, 2004**	10.23	(0.01)	0.10	0.09	—	—	—	10.32	0.88	10	1.80	(0.52)	2.35	47.75
CLASS Y
Year Ended July 31, 2006	$12.76	$0.04	$0.22	$0.26	$(0.04)	$(0.75)	$(0.79)	$12.23	2.06%	$73,195	0.80%	0.35%	1.18%	101.34%
Year Ended July 31, 2005	10.34	0.05	2.42	2.47	(0.05)	—	(0.05)	12.76	23.92	83,141	0.80	0.47	1.19	97.23
Period Ended July 31, 2004*	10.00	0.03	0.34	0.37	(0.03)	—	(0.03)	10.34	3.69	30,689	0.80	0.60	1.35	47.75

*	For the period from December 30, 2003 (commencement of operations) to July 31, 2004.
**	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH STOCK FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$8.67	$(0.02	)(f)	$(0.25	)(f)	$(0.27)	$—	$—	$—	$8.40	(3.11%)	$7,979	1.39%	(0.28%)	1.73%	191.06%
Year Ended July 31, 2005	7.87	—		0.81		0.81	(0.01)	—	(0.01)	8.67	10.29	9,997	1.40	(0.06)	1.91	174.37	(g)
Year Ended July 31, 2004	7.60	(0.05)		0.32		0.27	—	—	—	7.87	3.55	10,875	1.35	(0.56)	1.85	60.70
Year Ended July 31, 2003	6.90	(0.04)		0.74		0.70	—	—	—	7.60	10.14	11,231	1.35	(0.58)	1.85	33.11
Year Ended July 31, 2002	10.25	(0.08)		(3.27)		(3.35)	—	—	—	6.90	(32.68)	11,701	1.34	(0.80)	1.86	36.85
CLASS B
Year Ended July 31, 2006	$8.14	$(0.08	)(f)	$(0.24	)(f)	$(0.32)	$—	$—	$—	$7.82	(3.93%)	$8,898	2.14%	(1.03%)	2.20%	191.06%
Year Ended July 31, 2005	7.43	(0.07)		0.78		0.71	—	—	—	8.14	9.56	12,127	2.15	(0.82)	2.16	174.37	(g)
Year Ended July 31, 2004	7.23	(0.11)		0.31		0.20	—	—	—	7.43	2.77	12,804	2.10	(1.31)	2.10	60.70
Year Ended July 31, 2003	6.62	(0.09)		0.70		0.61	—	—	—	7.23	9.21	13,630	2.10	(1.33)	2.10	33.11
Year Ended July 31, 2002	9.89	(0.14)		(3.13)		(3.27)	—	—	—	6.62	(33.06)	14,431	2.09	(1.55)	2.11	36.85
CLASS C
Year Ended July 31, 2006	$8.13	$(0.08	)(f)	$(0.23	)(f)	$(0.31)	$—	$—	$—	$7.82	(3.81%)	$1,926	2.14%	(1.03%)	2.20%	191.06%
Year Ended July 31, 2005	7.43	(0.05)		0.76		0.71	(0.01)	—	(0.01)	8.13	9.59	1,987	2.15	(1.15)	2.18	174.37	(g)
Period Ended July 31, 2004*	7.69	(0.02)		(0.24)		(0.26)	—	—	—	7.43	(3.38)	11	2.13	(1.24)	2.13	60.70
CLASS Y
Year Ended July 31, 2006	$8.92	$—	(f)	$(0.26	)(f)	$(0.26)	$—	$—	$—	$8.66	(2.91%)	$144,801	1.14%	(0.03%)	1.20%	191.06%
Year Ended July 31, 2005	8.09	0.02		0.83		0.85	(0.02)	—	(0.02)	8.92	10.50	218,750	1.15	0.19	1.16	174.37	(g)
Year Ended July 31, 2004	7.79	(0.03)		0.33		0.30	—	—	—	8.09	3.85	237,799	1.10	(0.31)	1.10	60.70
Year Ended July 31, 2003	7.06	(0.02)		0.75		0.73	—	—	—	7.79	10.34	251,310	1.10	(0.33)	1.10	33.11
Year Ended July 31, 2002	10.44	(0.05)		(3.33)		(3.38)	—	—	—	7.06	(32.38)	195,252	1.09	(0.55)	1.11	36.85

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amounts have been calculated using the daily average shares method.
(g)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — GROWTH AND INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$13.32	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)	$13.32	0.28%	$5,519	1.38%	0.29%	1.71%	170.39%
Year Ended July 31, 2005	11.65	0.06	1.67	1.73	(0.06)	—	(0.06)	13.32	14.83	5,554	1.42	0.42	1.94	181.04	(f)
Year Ended July 31, 2004	10.69	0.01	0.96	0.97	(0.01)	—	(0.01)	11.65	9.11	5,539	1.38	0.12	1.88	48.46
Year Ended July 31, 2003	9.89	0.02	0.80	0.82	(0.02)	—	(0.02)	10.69	8.31	5,548	1.37	0.24	1.87	46.92
Year Ended July 31, 2002	13.89	—	(4.00)	(4.00)	—	—	—	9.89	(28.80)	5,696	1.35	(0.03)	1.88	43.28
CLASS B
Year Ended July 31, 2006	$12.57	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$12.51	(0.48%)	$5,330	2.13%	(0.44%)	2.19%	170.39%
Year Ended July 31, 2005	11.06	(0.04)	1.58	1.54	(0.03)	—	(0.03)	12.57	13.93	7,193	2.17	(0.33)	2.19	181.04	(f)
Year Ended July 31, 2004	10.21	(0.07)	0.92	0.85	—	—	—	11.06	8.33	7,509	2.13	(0.63)	2.13	48.46
Year Ended July 31, 2003	9.50	(0.05)	0.76	0.71	—	—	—	10.21	7.47	7,507	2.12	(0.51)	2.12	46.92
Year Ended July 31, 2002	13.44	(0.10)	(3.84)	(3.94)	—	—	—	9.50	(29.32)	8,222	2.10	(0.79)	2.13	43.28
CLASS C
Year Ended July 31, 2006	$12.56	$(0.06)	$—	$(0.06)	$—	$—	$—	$12.50	(0.48%)	$1,913	2.13%	(0.45%)	2.19%	170.39%
Year Ended July 31, 2005	11.06	(0.02)	1.57	1.55	(0.05)	—	(0.05)	12.56	14.00	1,911	2.17	(0.74)	2.20	181.04	(f)
Period Ended July 31, 2004*	11.17	(0.02)	(0.09)	(0.11)	—	—	—	11.06	(0.98)	10	2.17	(0.78)	2.17	48.46
CLASS Y
Year Ended July 31, 2006	$13.42	$0.07	$—	$0.07	$(0.07)	$—	$(0.07)	$13.42	0.52%	$152,521	1.13%	0.54%	1.19%	170.39%
Year Ended July 31, 2005	11.73	0.09	1.68	1.77	(0.08)	—	(0.08)	13.42	15.12	136,311	1.17	0.67	1.19	181.04	(f)
Year Ended July 31, 2004	10.76	0.05	0.96	1.01	(0.04)	—	(0.04)	11.73	9.39	127,883	1.13	0.38	1.13	48.46
Year Ended July 31, 2003	9.96	0.04	0.80	0.84	(0.04)	—	(0.04)	10.76	8.52	138,027	1.12	0.49	1.12	46.92
Year Ended July 31, 2002	13.97	0.03	(4.02)	(3.99)	(0.02)	—	(0.02)	9.96	(28.60)	116,719	1.10	0.20	1.13	43.28

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — VALUE FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$9.87	$0.09	$0.83	$0.92	$(0.10)	$—	$(0.10)	$10.69	9.39%	$2,991	1.34%	0.91%	1.67%	141.07%
Year Ended July 31, 2005	8.37	0.08	1.50	1.58	(0.08)	—	(0.08)	9.87	18.75	2,910	1.36	0.78	1.87	129.24	(f)
Year Ended July 31, 2004	7.37	0.06	1.00	1.06	(0.06)	—	(0.06)	8.37	14.52	2,477	1.33	0.63	1.83	73.48
Year Ended July 31, 2003	7.02	0.07	0.35	0.42	(0.07)	—	(0.07)	7.37	6.07	2,146	1.32	1.05	1.82	77.62
Year Ended July 31, 2002	9.13	0.04	(2.11)	(2.07)	(0.04)	—	(0.04)	7.02	(22.74)	2,032	1.30	0.48	1.82	48.18
CLASS B
Year Ended July 31, 2006	$9.70	$0.02	$0.81	$0.83	$(0.02)	$—	$(0.02)	$10.51	8.57%	$1,433	2.09%	0.17%	2.15%	141.07%
Year Ended July 31, 2005	8.25	—	1.48	1.48	(0.03)	—	(0.03)	9.70	18.00	1,460	2.11	0.04	2.12	129.24	(f)
Year Ended July 31, 2004	7.27	—	0.99	0.99	(0.01)	—	(0.01)	8.25	13.55	1,349	2.08	(0.11)	2.08	73.48
Year Ended July 31, 2003	6.93	0.02	0.34	0.36	(0.02)	—	(0.02)	7.27	5.22	1,291	2.07	0.31	2.07	77.62
Year Ended July 31, 2002	9.04	(0.02)	(2.09)	(2.11)	—	—	—	6.93	(23.34)	1,427	2.05	(0.28)	2.07	48.18
CLASS C
Year Ended July 31, 2006	$9.74	$0.02	$0.81	$0.83	$(0.03)	$—	$(0.03)	$10.54	8.57%	$2,082	2.09%	0.16%	2.15%	141.07%
Year Ended July 31, 2005	8.25	—	1.50	1.50	(0.01)	—	(0.01)	9.74	18.00	1,833	2.11	(0.19)	2.14	129.24	(f)
Period Ended July 31, 2004*	8.19	—	0.06	0.06	—	—	—	8.25	0.87	10	2.11	(0.05)	2.11	73.48
CLASS Y
Year Ended July 31, 2006	$9.89	$0.13	$0.82	$0.95	$(0.13)	$—	$(0.13)	$10.71	9.64%	$145,676	1.09%	1.18%	1.15%	141.07%
Year Ended July 31, 2005	8.39	0.10	1.50	1.60	(0.10)	—	(0.10)	9.89	19.12	182,279	1.11	1.05	1.12	129.24	(f)
Year Ended July 31, 2004	7.38	0.08	1.01	1.09	(0.08)	—	(0.08)	8.39	14.76	178,389	1.08	0.89	1.08	73.48
Year Ended July 31, 2003	7.03	0.09	0.35	0.44	(0.09)	—	(0.09)	7.38	6.32	210,881	1.07	1.30	1.07	77.62
Year Ended July 31, 2002	9.15	0.06	(2.12)	(2.06)	(0.06)	—	(0.06)	7.03	(22.59)	198,862	1.05	0.71	1.07	48.18

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made in response to conditions in the energy and raw materials markets. The basic characteristics of the Fund in terms of market capitalization, style, and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — HIGH GRADE CORE FIXED INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$11.02	$0.44	$(0.41)	$0.03	$(0.44)	$— (f)	$(0.44)	$10.61	0.29%	$3,689	0.96%	4.06%	1.45%	85.53%
Year Ended July 31, 2005	11.05	0.40	—	0.40	(0.40)	(0.03)	(0.43)	11.02	3.67	4,577	1.00	3.58	1.67	27.95
Year Ended July 31, 2004	11.28	0.42	(0.03)	0.39	(0.42)	(0.20)	(0.62)	11.05	3.46	5,222	0.98	3.72	1.63	48.55
Year Ended July 31, 2003	11.22	0.47	0.17	0.64	(0.47)	(0.11)	(0.58)	11.28	5.76	8,841	0.97	4.04	1.62	52.53
Year Ended July 31, 2002	10.89	0.53	0.33	0.86	(0.53)	—	(0.53)	11.22	8.13	6,755	0.96	4.86	1.63	71.59
CLASS B
Year Ended July 31, 2006	$11.00	$0.36	$(0.41)	$(0.05)	$(0.36)	$— (f)	$(0.36)	$10.59	(0.45%)	$2,944	1.71%	3.32%	1.92%	85.53%
Year Ended July 31, 2005	11.03	0.32	—	0.32	(0.32)	(0.03)	(0.35)	11.00	2.90	4,019	1.75	2.83	1.92	27.95
Year Ended July 31, 2004	11.26	0.33	(0.03)	0.30	(0.33)	(0.20)	(0.53)	11.03	2.70	4,397	1.73	2.97	1.88	48.55
Year Ended July 31, 2003	11.20	0.38	0.17	0.55	(0.38)	(0.11)	(0.49)	11.26	4.96	5,193	1.72	3.30	1.87	52.53
Year Ended July 31, 2002	10.87	0.45	0.33	0.78	(0.45)	—	(0.45)	11.20	7.34	4,997	1.71	4.11	1.88	71.59
CLASS C
Year Ended July 31, 2006	$11.00	$0.36	$(0.41)	$(0.05)	$(0.36)	$— (f)	$(0.36)	$10.59	(0.45%)	$1,322	1.71%	3.34%	1.92%	85.53%
Year Ended July 31, 2005	11.02	0.32	0.01	0.33	(0.32)	(0.03)	(0.35)	11.00	3.00	1,188	1.75	2.90	1.93	27.95
Period Ended July 31, 2004*	11.02	0.08	—	0.08	(0.08)	—	(0.08)	11.02	0.76	10	1.75	2.98	1.90	48.55
CLASS Y
Year Ended July 31, 2006	$11.09	$0.47	$(0.42)	$0.05	$(0.47)	$— (f)	$(0.47)	$10.67	0.45%	$287,360	0.71%	4.30%	0.92%	85.53%
Year Ended July 31, 2005	11.12	0.43	—	0.43	(0.43)	(0.03)	(0.46)	11.09	3.90	294,240	0.74	3.81	0.91	27.95
Year Ended July 31, 2004	11.35	0.45	(0.03)	0.42	(0.45)	(0.20)	(0.65)	11.12	3.73	268,129	0.73	3.97	0.88	48.55
Year Ended July 31, 2003	11.29	0.50	0.17	0.67	(0.50)	(0.11)	(0.61)	11.35	6.00	235,902	0.72	4.30	0.87	52.53
Year Ended July 31, 2002	10.96	0.56	0.33	0.89	(0.56)	—	(0.56)	11.29	8.38	222,500	0.71	5.11	0.88	71.59

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amount less than $0.005.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$10.52	$0.40	$(0.28)	$0.12	$(0.40)	$(0.13)	$(0.53)	$10.11	1.19%	$6,209	0.98%	3.87%	1.48%	59.63	%(f)
Year Ended July 31, 2005	10.72	0.41	(0.04)	0.37	(0.41)	(0.16)	(0.57)	10.52	3.49	8,973	1.00	3.83	1.67	8.65
Year Ended July 31, 2004	10.75	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.72	4.32	9,928	0.97	4.03	1.62	8.87
Year Ended July 31, 2003	10.86	0.43	(0.05)	0.38	(0.43)	(0.06)	(0.49)	10.75	3.54	11,829	0.96	3.93	1.61	1.24
Year Ended July 31, 2002	10.74	0.45	0.23	0.68	(0.45)	(0.11)	(0.56)	10.86	6.47	11,765	0.94	4.17	1.61	13.40
CLASS B
Year Ended July 31, 2006	$10.52	$0.32	$(0.28)	$0.04	$(0.32)	$(0.13)	$(0.45)	$10.11	0.44%	$2,375	1.73%	3.11%	1.94%	59.63	%(f)
Year Ended July 31, 2005	10.72	0.33	(0.04)	0.29	(0.33)	(0.16)	(0.49)	10.52	2.71	3,344	1.75	3.08	1.92	8.65
Year Ended July 31, 2004	10.75	0.35	0.02	0.37	(0.35)	(0.05)	(0.40)	10.72	3.55	4,054	1.72	3.28	1.87	8.87
Year Ended July 31, 2003	10.85	0.35	(0.04)	0.31	(0.35)	(0.06)	(0.41)	10.75	2.86	4,643	1.71	3.18	1.86	1.24
Year Ended July 31, 2002	10.74	0.37	0.22	0.59	(0.37)	(0.11)	(0.48)	10.85	5.58	5,458	1.69	3.42	1.86	13.40
CLASS C
Year Ended July 31, 2006	$10.53	$0.32	$(0.29)	$0.03	$(0.32)	$(0.13)	$(0.45)	$10.11	0.35%	$10	1.73%	3.11%	1.94%	59.63	%(f)
Year Ended July 31, 2005	10.72	0.33	(0.03)	0.30	(0.33)	(0.16)	(0.49)	10.53	2.83	10	1.74	3.09	1.90	8.65
Period Ended July 31, 2004*	10.72	0.09	—	0.09	(0.09)	—	(0.09)	10.72	0.82	10	1.74	3.22	1.89	8.87
CLASS Y
Year Ended July 31, 2006	$10.57	$0.42	$(0.29)	$0.13	$(0.42)	$(0.13)	$(0.55)	$10.15	1.34%	$287,126	0.73%	4.09%	0.94%	59.63	%(f)
Year Ended July 31, 2005	10.76	0.44	(0.03)	0.41	(0.44)	(0.16)	(0.60)	10.57	3.83	315,854	0.75	4.06	0.92	8.65
Year Ended July 31, 2004	10.79	0.47	0.02	0.49	(0.47)	(0.05)	(0.52)	10.76	4.59	343,890	0.72	4.28	0.87	8.87
Year Ended July 31, 2003	10.90	0.46	(0.05)	0.41	(0.46)	(0.06)	(0.52)	10.79	3.80	397,157	0.71	4.18	0.86	1.24
Year Ended July 31, 2002	10.78	0.47	0.23	0.70	(0.47)	(0.11)	(0.58)	10.90	6.73	445,733	0.69	4.42	0.86	13.40

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly during the period. This increase was attributable to cashflows into and out of the Fund as well as tactical portfolio adjustments made in response to rising short and intermediate interest rates. The basic characteristics of the Fund in terms of market capitalization, style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — HIGH GRADE SHORT INTERMEDIATE FIXED INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$9.66	$0.34	$(0.13)	$0.21	$(0.34)	$—	$(0.34)	$9.53	2.21%	$1,261	0.78%	3.49%	1.43%	74.37%
Year Ended July 31, 2005	9.80	0.26	(0.14)	0.12	(0.26)	— (f)	(0.26)	9.66	1.27	1,781	0.80	2.69	1.59	35.32
Year Ended July 31, 2004	9.97	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	9.80	1.11	1,724	0.80	2.48	1.55	49.42
Year Ended July 31, 2003	10.06	0.31	0.02	0.33	(0.31)	(0.11)	(0.42)	9.97	3.28	5,327	0.80	2.93	1.55	17.50
Year Ended July 31, 2002	9.81	0.34	0.30	0.64	(0.34)	(0.05)	(0.39)	10.06	6.68	2,148	0.81	3.44	1.57	62.60
CLASS C
Year Ended July 31, 2006	$9.65	$0.27	$(0.13)	$0.14	$(0.27)	$—	$(0.27)	$9.52	1.45%	$675	1.53%	2.80%	1.89%	74.37%
Year Ended July 31, 2005	9.80	0.19	(0.15)	0.04	(0.19)	— (f)	(0.19)	9.65	0.40	631	1.55	1.99	1.84	35.32
Period Ended July 31, 2004*	9.84	0.04	(0.04)	—	(0.04)	—	(0.04)	9.80	0.04	10	1.55	1.75	1.82	49.42
CLASS Y
Year Ended July 31, 2006	$9.68	$0.36	$(0.13)	$0.23	$(0.36)	$—	$(0.36)	$9.55	2.46%	$60,257	0.53%	3.74%	0.89%	74.37%
Year Ended July 31, 2005	9.82	0.29	(0.14)	0.15	(0.29)	— (f)	(0.29)	9.68	1.52	85,991	0.55	2.93	0.84	35.32
Year Ended July 31, 2004	9.99	0.27	(0.13)	0.14	(0.27)	(0.04)	(0.31)	9.82	1.38	81,346	0.55	2.73	0.81	49.42
Year Ended July 31, 2003	10.09	0.33	0.01	0.34	(0.33)	(0.11)	(0.44)	9.99	3.41	88,824	0.55	3.23	0.80	17.50
Year Ended July 31, 2002	9.83	0.37	0.31	0.68	(0.37)	(0.05)	(0.42)	10.09	7.03	62,156	0.56	3.69	0.82	62.60

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amount less than $0.005.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$10.21	$0.28	$(0.16)	$0.12	$(0.28)	$—	$(0.28)	$10.05	1.22%	$2,792	1.00%	2.78%	1.44%	112.73	%(f)
Year Ended July 31, 2005	10.30	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.21	1.40	3,784	1.00	2.26	1.62	28.31
Year Ended July 31, 2004	10.36	0.22	(0.06)	0.16	(0.22)	—	(0.22)	10.30	1.53	4,781	0.97	2.09	1.58	11.30
Year Ended July 31, 2003	10.39	0.25	0.02	0.27	(0.25)	(0.05)	(0.30)	10.36	2.62	2,322	0.97	2.40	1.58	6.01
Year Ended July 31, 2002	10.18	0.29	0.21	0.50	(0.29)	—	(0.29)	10.39	4.98	2,157	0.98	2.82	1.61	37.24
CLASS C
Year Ended July 31, 2006	$10.21	$0.20	$(0.15)	$0.05	$(0.20)	$—	$(0.20)	$10.06	0.55%	$10	1.75%	2.03%	1.91%	112.73	%(f)
Year Ended July 31, 2005	10.31	0.16	(0.10)	0.06	(0.16)	—	(0.16)	10.21	0.54	10	1.75	1.52	1.87	28.31
Period Ended July 31, 2004*	10.32	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.31	0.26	10	1.72	1.41	1.83	11.30
CLASS Y
Year Ended July 31, 2006	$10.27	$0.31	$(0.16)	$0.15	$(0.31)	$—	$(0.31)	$10.11	1.47%	$62,816	0.75%	3.03%	0.91%	112.73	%(f)
Year Ended July 31, 2005	10.36	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.27	1.65	65,070	0.74	2.51	0.86	28.31
Year Ended July 31, 2004	10.41	0.24	(0.05)	0.19	(0.24)	—	(0.24)	10.36	1.87	67,606	0.72	2.34	0.83	11.30
Year Ended July 31, 2003	10.45	0.28	0.01	0.29	(0.28)	(0.05)	(0.33)	10.41	2.78	63,449	0.72	2.64	0.83	6.01
Year Ended July 31, 2002	10.23	0.32	0.22	0.54	(0.32)	—	(0.32)	10.45	5.33	49,599	0.73	3.06	0.86	37.24

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate increased significantly over the period. This increase was primarily attributable to tactical portfolio adjustments made in response to rising short and intermediate interest rates and Hawaii municipal bond availability. The basic characteristics of the Fund in terms of style and diversification have not changed.

See notes to financial statements.

PACIFIC CAPITAL FUNDS — U.S. GOVERNMENT SHORT FIXED INCOME FUND

Financial Highlights

(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (c)(d)	Portfolio Turnover (e)
CLASS A
Year Ended July 31, 2006	$10.04	$0.32	$—	$0.32	$(0.32)	$—		$(0.32)	$10.04	3.27%	$2,355	0.63%	3.03%	1.36%	88.38%
Year Ended July 31, 2005	10.10	0.18	(0.06)	0.12	(0.18)	—		(0.18)	10.04	1.19	6,552	0.62	1.76	1.47	64.16
Year Ended July 31, 2004	10.24	0.18	(0.14)	0.04	(0.18)	—		(0.18)	10.10	0.36	8,743	0.62	1.74	1.43	111.13
Year Ended July 31, 2003	10.31	0.23	(0.06)	0.17	(0.23)	(0.01)		(0.24)	10.24	1.67	12,787	0.62	2.23	1.42	17.41
Year Ended July 31, 2002	10.20	0.30	0.11	0.41	(0.30)	—	(f)	(0.30)	10.31	4.10	14,116	0.62	2.93	1.42	26.15
CLASS B
Year Ended July 31, 2006	$10.04	$0.25	$—	$0.25	$(0.25)	$—		$(0.25)	$10.04	2.50%	$1,238	1.38%	2.44%	1.77%	88.38%
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—		(0.10)	10.04	0.43	1,609	1.37	1.01	1.72	64.16
Year Ended July 31, 2004	10.24	0.10	(0.14)	(0.04)	(0.10)	—		(0.10)	10.10	(0.38)	1,965	1.37	0.99	1.68	111.13
Year Ended July 31, 2003	10.31	0.15	(0.06)	0.09	(0.15)	(0.01)		(0.16)	10.24	0.91	1,994	1.37	1.46	1.67	17.41
Year Ended July 31, 2002	10.21	0.22	0.10	0.32	(0.22)	—	(f)	(0.22)	10.31	3.22	1,403	1.37	2.14	1.67	26.15
CLASS C
Year Ended July 31, 2006	$10.04	$0.25	$—	$0.25	$(0.25)	$—		$(0.25)	$10.04	2.50%	$1,514	1.38%	2.45%	1.77%	88.38%
Year Ended July 31, 2005	10.10	0.10	(0.06)	0.04	(0.10)	—		(0.10)	10.04	0.43	1,834	1.37	1.20	1.72	64.16
Period Ended July 31, 2004*	10.15	0.02	(0.05)	(0.03)	(0.02)	—		(0.02)	10.10	(0.26)	10	1.37	0.85	1.58	111.13
CLASS Y
Year Ended July 31, 2006	$10.05	$0.35	$(0.01)	$0.34	$(0.35)	$—		$(0.35)	$10.04	3.42%	$96,102	0.38%	3.43%	0.77%	88.38%
Year Ended July 31, 2005	10.11	0.20	(0.06)	0.14	(0.20)	—		(0.20)	10.05	1.44	125,349	0.37	1.98	0.71	64.16
Year Ended July 31, 2004	10.25	0.20	(0.14)	0.06	(0.20)	—		(0.20)	10.11	0.61	215,124	0.37	1.99	0.68	111.13
Year Ended July 31, 2003	10.32	0.26	(0.06)	0.20	(0.26)	(0.01)		(0.27)	10.25	1.92	240,916	0.37	2.47	0.67	17.41
Year Ended July 31, 2002	10.21	0.33	0.11	0.44	(0.33)	—	(f)	(0.33)	10.32	4.35	185,806	0.37	3.16	0.67	26.15

*	For the period from April 30, 2004 (commencement of operations) to July 31, 2004.
(a)	Excludes sales charge, if applicable.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such fee reductions had not occurred the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amount less than $0.005.

See notes to financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Pacific Capital Funds:

We have audited the accompanying statements assets and liabilities of Pacific Capital Funds - New Asia Growth Fund, International Stock Fund, Small Cap Fund, Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Core Fixed Income Fund, Tax-Free Securities Fund, High Grade Short Intermediate Fixed Income Fund, Tax-Free Short Intermediate Securities Fund and U.S. Government Short Fixed Income Fund (the Funds), including the schedules of portfolio investments, as of July 31, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each year in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended July 31, 2004 and prior were audited by other auditors whose report thereon dated September 1, 2004, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2006, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each year in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

September 28, 2006

PACIFIC CAPITAL FUNDS

Additional	Tax Information (unaudited)

For the fiscal year ended July 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the year ended July 31, 2006, the following Funds paid qualified dividend income (amounts in thousands):

Qualified Dividend Income ($)
New Asia Growth Fund	161
International Stock Fund	2,143
Small Cap Fund	1,492
Mid-Cap Fund	1,025
Growth and Income Fund	728
Value Fund	1,904

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the year ended July 31, 2006 qualify for the corporate dividends received deduction:

Dividend Received Deduction (%)
Small Cap Fund	27.80
Mid-Cap Fund	49.35
Growth and Income Fund	100.00
Value Fund	100.00

The Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. The following Funds intend to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per share outstanding on July 31, 2006 are as follows:

	Foreign Source Income($)	Foreign Tax Expense($)
New Asia Growth Fund	0.23	0.02
International Stock Fund	0.14	0.02

The pass through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2006. These shareholders will receive more detailed information along with their 2006 Form 1099-DIV.

The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund designate 100% of its income dividends as exempt-interest dividends.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended July 31, 2006 (amounts in thousands):

Amount($)
New Asia Growth Fund	2,618
Small Cap Fund	14,808
Mid-Cap Fund	2,495
Value Fund	35
High Grade Core Fixed Income Fund	46
Tax-Free Securities Fund	3,961

PACIFIC CAPITAL FUNDS

Trustees and Executive Officers of the Pacific Capital Funds

Interested Trustees.    The table below sets forth certain information about each of the Trustees of the Trust who are “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Peter S. Ho* 130 Merchant Street, 22nd Floor Honolulu, Hawaii 96813 Age: 41	Trustee	Indefinite; Since: 5/04	Vice Chairman and Chief Banking Officer, Bank of Hawaii—Commercial Banking (since 2006) and Investment Services Group (since 2004); Executive Vice President, Bank of Hawaii—Commercial Group (2003-2004); Executive Vice President/Senior Vice President/Vice President, Bank of Hawaii—Corporate Banking (1996-2003)	12	Member of the Board of: Rehabilitation Hospital Foundation, Hawaii Chapter of the American Red Cross, the Hawaii Foodbank, Hawaii Dental Service, Special Olympics of Hawaii, Oceanic Institute, Hawaii Pacific University, Hanahau’oli School, Frederic Duclos Barstow Foundation, Historic Hawaii Foundation, the Hawaii Community Foundation and the Mclnerny Foundation.

*	Mr. Ho is an “interested person” of the Trust, as identified by the 1940 Act, because of his employment with the Asset Management Group of Bank of Hawaii, the Investment Advisor to the Trust

Independent Trustees.    The table below sets forth certain information about the Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Richard L. Humphreys 970 N. Kalaheo Avenue, Suite C110 Kailua, Hawaii 96734 Age: 62	Trustee	Indefinite; Since: 3/05	President of Hawaii Receivables Management LLC (since 2001); President of Lynk Payment Systems Hawaii LLC (since 2002)	12	Board member of Pantheon Corporation, The Castle Group, Inc., and other charitable and civic organizations.

Stanley W. Hong 4976 Poola Street Honolulu, Hawaii 96821 Age: 70	Trustee	Indefinite; Since: 10/92	Trustee of The King Williams Charles Lunalilo Trust Estate (since 2001); President of Waste Management of Hawaii, Inc. (2002-2005); Corporate Vice President (2002-2005), Hawaii Area Waste Management; Trustee, President and Chief Executive Officer, The Chamber of Commerce of Hawaii (1996-2002)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Member of the Board of: First Insurance Co. of Hawaii, Ltd., Lanihau Properties, LLC, Diagnostic Laboratory Services, Inc., WESTYE Group—West, Inc.; Member of the Board of the following non-profit organizations: Chaminade University of Honolulu, the Nature Conservancy of Hawaii, PBS Hawaii Foundation, Heald College of Business & Technology, Katuro Watanabe Charitable Foundation, and Honolulu Festival Foundation.

PACIFIC CAPITAL FUNDS

Name, Address and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Russell K. Okata 888 Mililani Street, Suite 601 Honolulu, Hawaii 96813 Age: 62	Trustee and (Since 3/05) Chairman	Indefinite; Since: 10/92	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO (since 1981); International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO (since 1981)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Chairman of the Royal State Group (since 1988); Member of the Board of: Blood Bank of Hawaii, Public Schools of Hawaii Foundation and other community organizations.

Douglas Philpotts 55 Dowsett Avenue Honolulu, Hawaii 96817 Age: 75	Trustee	Indefinite; Since: 10/92	Retired. Formerly Director, Chairman of the Board and President of Hawaiian Trust Co., Ltd. (until 1994), a predecessor of the Asset Management Group of Bank of Hawaii	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Trustee of The Strong Foundation (support of programs for Hawaiian youth) (since 1974).

Oswald K. Stender 711 Kapiolani Boulevard, Suite 1250 Honolulu, Hawaii 96813 Age: 74	Trustee	Indefinite; Since: 10/92	Trustee, Office of Hawaiian Affairs (since 2000); Director, Hawaiian Electric Industries, Inc. (public utility holding company) (1993-2004)	12	Trustee of Cash Assets Trust and Hawaiian Tax-Free Trust (registered investment companies) (since 1993); Director of Grace Pacific Corp.; Director of ACE Trucking, Inc.; Member of Advisory Board of Hawaiian Telecom Communications, Inc.; former Trustee of the Bernice Pauahi Bishop Estate (operation of school for children of Hawaiian ancestry) (1990-1999); Board member of various housing and real estate associations and community organizations.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Executive Officers.    The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Robert I. Crowell 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 58	President	Indefinite; Since 6/06	Executive Vice President, Bank of Hawaii (since 2002); Senior Vice President, Bank of Hawaii (1993-2002).

Irimga McKay 3435 Stelzer Road Columbus, Ohio 43219 Age: 46	Executive Vice President	Indefinite; Since: 12/02	Executive Vice President, Client Services of BISYS Fund Services (since 1988).

Jennifer Lam 130 Merchant Street Suite 240 Honolulu, Hawaii 96813 Age: 29	Vice President	Indefinite; Since: 9/05	Vice President, Bank of Hawaii (since 2005); Investment Analyst, International Finance Corporation, World Bank Group (2002-2005); Investment Banking Analyst, Credit Suisse First Boston (2000-2002).

Alaina Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Vice President	Indefinite; Since: 9/96	Vice President, Regulatory Services of BISYS Fund Services—Blue Sky Compliance (since 1995).

George Stevens 3435 Stelzer Road Columbus, Ohio 43219 Age: 55	Chief Compliance Officer	Indefinite; Since: 3/06	Vice President, CCO Services of BISYS Fund Services (since 1996).

Christopher E. Sabato 3435 Stelzer Road Columbus, Ohio 43219 Age: 37	Treasurer	Indefinite; Since: 9/05	Vice President, Fund Administration of BISYS Fund Services (since 1993).

Patrick Keniston 100 Summer Street, Suite 1500 Boston, Massachusetts 02110 Age: 42	Secretary	Indefinite; Since: 3/05	Counsel, Legal Services of BISYS Fund Services (since 2005); Attorney, Citigroup GTS Fund Services (2001-2005).

*	Each officer may have served in various other capacities for the same organization during the length of time served.

PACIFIC CAPITAL FUNDS

Expense Examples (unaudited)

As a shareholder of the Pacific Capital Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pacific Capital Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2006 through July 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 2/1/06	Ending Account Value 7/31/06	Expense Paid During Period* 2/1/06 - 7/31/06	Expense Ratio During Period** 2/1/06 - 7/31/06
New Asia Growth Fund	Class A	$1,000.00	$1,016.80	$8.80	1.76%
	Class B	1,000.00	1,013.00	12.53	2.51
	Class C	1,000.00	1,013.20	12.53	2.51
	Class Y	1,000.00	1,018.30	7.56	1.51

International Stock Fund	Class A	1,000.00	1,015.90	7.25	1.45
	Class B	1,000.00	1,012.00	10.93	2.19
	Class C	1,000.00	1,013.00	10.98	2.20
	Class Y	1,000.00	1,017.80	6.00	1.20

Small Cap Fund	Class A	1,000.00	969.30	8.11	1.66
	Class B	1,000.00	965.70	11.75	2.41
	Class C	1,000.00	965.70	11.75	2.41
	Class Y	1,000.00	970.70	6.89	1.41

Mid-Cap Fund	Class A	1,000.00	946.40	5.07	1.05
	Class C	1,000.00	943.00	8.67	1.80
	Class Y	1,000.00	947.40	3.86	0.80

Growth Stock Fund	Class A	1,000.00	927.20	6.69	1.40
	Class B	1,000.00	923.30	10.25	2.15
	Class C	1,000.00	924.30	10.26	2.15
	Class Y	1,000.00	928.20	5.50	1.15

Growth and Income Fund	Class A	1,000.00	967.40	6.68	1.37
	Class B	1,000.00	963.80	10.32	2.12
	Class C	1,000.00	963.80	10.32	2.12
	Class Y	1,000.00	968.90	5.47	1.12

Value Fund	Class A	1,000.00	1,046.70	6.80	1.34
	Class B	1,000.00	1,043.60	10.59	2.09
	Class C	1,000.00	1,043.60	10.59	2.09
	Class Y	1,000.00	1,047.90	5.53	1.09

High Grade Core Fixed Income Fund	Class A	1,000.00	1,000.80	4.71	0.95
	Class B	1,000.00	997.10	8.47	1.71
	Class C	1,000.00	997.10	8.42	1.70
	Class Y	1,000.00	1,001.10	3.47	0.70

PACIFIC CAPITAL FUNDS

		Beginning Account Value 2/1/06	Ending Account Value 7/31/06	Expense Paid During Period* 2/1/06 - 7/31/06	Expense Ratio During Period** 2/1/06 - 7/31/06
Tax-Free Securities Fund	Class A	$1,000.00	$1,002.80	$4.82	0.97%
	Class B	1,000.00	999.10	8.53	1.72
	Class C	1,000.00	999.10	8.53	1.72
	Class Y	1,000.00	1,004.00	3.58	0.72

High Grade Short Intermediate Fixed Income Fund	Class A	1,000.00	1,013.40	3.64	0.73
	Class C	1,000.00	1,009.70	7.37	1.48
	Class Y	1,000.00	1,014.70	2.40	0.48

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,004.90	5.07	1.02
	Class C	1,000.00	1,002.10	8.89	1.79
	Class Y	1,000.00	1,007.10	3.83	0.77

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,019.50	3.25	0.65
	Class B	1,000.00	1,015.80	7.00	1.40
	Class C	1,000.00	1,015.70	7.00	1.40
	Class Y	1,000.00	1,019.80	2.00	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each Pacific Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 2/1/06	Ending Account Value 7/31/06	Expense Paid During Period* 2/1/06 - 7/31/06	Expense Ratio During Period** 2/1/06 - 7/31/06
New Asia Growth Fund	Class A	$1,000.00	$1,016.07	$8.80	1.76%
	Class B	1,000.00	1,012.35	12.52	2.51
	Class C	1,000.00	1,012.35	12.52	2.51
	Class Y	1,000.00	1,017.31	7.55	1.51

International Stock Fund	Class A	1,000.00	1,017.60	7.25	1.45
	Class B	1,000.00	1,013.93	10.94	2.19
	Class C	1,000.00	1,013.88	10.99	2.20
	Class Y	1,000.00	1,018.84	6.01	1.20

Small Cap Fund	Class A	1,000.00	1,016.56	8.30	1.66
	Class B	1,000.00	1,012.84	12.03	2.41
	Class C	1,000.00	1,012.84	12.03	2.41
	Class Y	1,000.00	1,017.80	7.05	1.41

Mid-Cap Fund	Class A	1,000.00	1,019.59	5.26	1.05
	Class C	1,000.00	1,015.87	9.00	1.80
	Class Y	1,000.00	1,020.83	4.01	0.80

Growth Stock Fund	Class A	1,000.00	1,017.85	7.00	1.40
	Class B	1,000.00	1,014.13	10.74	2.15
	Class C	1,000.00	1,014.13	10.74	2.15
	Class Y	1,000.00	1,019.09	5.76	1.15

Growth and Income Fund	Class A	1,000.00	1,018.00	6.85	1.37
	Class B	1,000.00	1,014.28	10.59	2.12
	Class C	1,000.00	1,014.28	10.59	2.12
	Class Y	1,000.00	1,019.24	5.61	1.12

Value Fund	Class A	1,000.00	1,018.15	6.71	1.34
	Class B	1,000.00	1,014.43	10.44	2.09
	Class C	1,000.00	1,014.43	10.44	2.09
	Class Y	1,000.00	1,019.39	5.46	1.09

High Grade Core Fixed Income Fund	Class A	1,000.00	1,020.08	4.76	0.95
	Class B	1,000.00	1,016.31	8.55	1.71
	Class C	1,000.00	1,016.36	8.50	1.70
	Class Y	1,000.00	1,021.32	3.51	0.70

Tax-Free Securities Fund	Class A	1,000.00	1,019.98	4.86	0.97
	Class B	1,000.00	1,016.27	8.60	1.72
	Class C	1,000.00	1,016.27	8.60	1.72
	Class Y	1,000.00	1,021.22	3.61	0.72

PACIFIC CAPITAL FUNDS

		Beginning Account Value 2/1/06	Ending Account Value 7/31/06	Expense Paid During Period* 2/1/06 - 7/31/06	Expense Ratio During Period** 2/1/06 - 7/31/06
High Grade Short Intermediate Fixed Income Fund	Class A	$1,000.00	$1,021.17	$3.66	0.73%
	Class C	1,000.00	1,017.46	7.40	1.48
	Class Y	1,000.00	1,022.41	2.41	0.48

Tax-Free Short Intermediate Securities Fund	Class A	1,000.00	1,019.74	5.11	1.02
	Class C	1,000.00	1,015.92	8.95	1.79
	Class Y	1,000.00	1,020.98	3.86	0.77

U.S. Government Short Fixed Income Fund	Class A	1,000.00	1,021.57	3.26	0.65
	Class B	1,000.00	1,017.85	7.00	1.40
	Class C	1,000.00	1,017.85	7.00	1.40
	Class Y	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

PACIFIC CAPITAL FUNDS

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-258-9232. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.pacificcapitalfunds.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.pacificcapitalfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

For more information, call

800.258.9232

or visit our website at:

www.pacificcapitalfunds.com

INVESTMENT ADVISER

Asset Management Group of Bank of Hawaii

111 South King Street

Honolulu, HI 96813

SUB-ADVISERS

First State Investments International Limited

23 St. Andrew Square

Edinburgh

EH2 1BB

Hansberger Global Investors, Inc.

515 East Las Olas Blvd.

Fort Lauderdale, FL 33301

Nicholas-Applegate Capital Management

600 West Broadway

San Diego, CA 92102

Wellington Management Company, LLC

75 State Street

Boston, MA 02109

Bankoh Investment Partners, LLC

130 Merchant Street, Suite 240

Honolulu, HI 96813

DISTRIBUTOR

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, OH 43219

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street

Los Angeles, CA 90071

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

ADMINISTRATOR

Bank of Hawaii

130 Merchant Street, Suite 240

Honolulu, HI 96813

SUB-ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

To view Proxy Voting Records please visit the Pacific Capital Funds web site at www.pacificcapitalfunds.com.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. An investor should consider the funds’ investment objectives, risk, and charges and expenses carefully before investing or sending money. This and other important information about an investment company can be found in the fund prospectus. To obtain more information, please call 800.258.9232. Please read the prospectus carefully before investing.

BISYS Fund Services Limited Partnership, Distributor.

MUTUAL FUNDS: ARE NOT FDIC INSURED   ♦  HAVE NO BANK GUARANTEE  ♦  MAY LOSE VALUE

PCR-0008 9/06

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) Not applicable.

3(a)(3) After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4.	Principal Accountant Fees and Services.

	2006	2005
a) Audit Fees	$128,500	$120,000
b) Audit-Related Fees	$4,300	$4,000
c) Tax Fees	$54,090	$51,000
d) All Other Fees	$0	$0

Nature of services regarding Audit-Related Fees:

2006: Consent on N-1A charges

2005: * N1-A Consent

Nature of services regarding Tax Fees:

2006:	Preparation of federal income tax and U.S. excise tax returns; preparation of Hawaiian corporate tax returns; excise tax distribution review.

2005:	* preparation of the Funds’ fiscal and taxable year ended July 31, 2005 federal income and United States excise tax returns, respectively, on Form 1120-RIC and Form 8613.

* preparation of the Funds’ fiscal and taxable year ended July 31, 2005 Hawaiian corporate tax return on Form M- 30.

* review of the Funds’ projected calendar year 2005 required excise tax distributions.

(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The audit committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the auditor, including the fees therefore and has not adopted pre-approval policies and procedures as described in Rule 2-01 (c)(7)(i)(B) of Reg. S-X.

(e)(2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2006 and July 31, 2005, Non-Audit Fees billed to the Funds for services provided to the Funds and any of the Funds’ investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for each of the last two fiscal years of the Funds, totaled approximately $55,000 for 2006 and $89,590 for 2005 ($58,390 KPMG LLP and $31,200 Ernst & Young LLP).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pacific Capital Funds

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date	10/5/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert I. Crowell
Robert I. Crowell, President

Date	10/5/06

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	10/5/06

*	Print the name and title of each signing officer under his or her signature.